Annual
Report
--------------
October 31, 1995


[PHOTOS]

[LOGO -- COMMON SENSE TRUST
         FAMILY OF FUNDS]


COMMON SENSE(R)

Common Sense Trust Highlights


Common Sense Trust Performance

                                                                                        For the Period
                                         For Period Ended 10/31/95                       Ended 9/30/95
                                       ---------------------------------------------------------------
                                                                        With Maximum     With Maximum
                                             At Net Asset Value         Sales Charge*    Sales Charge*
                                       ---------------------------------------------------------------
                                        Cumulative    Average Annual   Average Annual   Average Annual
                                       Total Return    Total Return     Total Return     Total Return
Common Sense Growth Fund
One Year.............................      24.01%         24.01%           13.48%            17.74%
Five Years...........................     122.16%         17.31%           15.24%            15.38%
Inception (4/14/87)..................     137.80%         10.66%            9.52%             9.85%

Common Sense Growth and Income Fund
One Year.............................      22.45%         22.45%           12.07%            15.53%
Five Years...........................     104.02%         15.33%           13.29%            13.52%
Inception (4/14/87)..................     122.84%          9.83%            8.69%             8.98%

Common Sense Government Fund
One Year.............................      14.27%         14.27%            6.59%             5.10%
Five Years...........................      50.36%          8.50%            7.00%             7.14%
Inception (4/14/87)..................      91.46%          7.89%            7.02%             6.94%

Common Sense Municipal Bond Fund
One Year.............................      12.72%         12.72%            7.39%             4.00%
Five Years...........................      49.11%          8.32%            7.26%             7.08%
Inception (7/13/88)..................      74.77%          7.95%            7.24%             7.03%

Common Sense Money Market Fund
One Year.............................       5.01%          5.01%              **              4.92%**
Five Years...........................      20.66%          3.83%              **              3.87%**
Inception (12/15/87).................      49.49%          5.23%              **              5.24%**


Performance data quoted represents past performance, which is not indicative of future performance. On portfolios other than the Money Market Fund, the investment return and principal value may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value.

 *Maximum sales charges range from 4.75% to 8.50%.

**The 7-day yield for Common Sense Money Market Fund was 4.79% as of 10/31/95. An investment in the Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. There is a one-time $15 set-up fee for the Money Market Fund.

Shareholders' Message
November 30, 1995

Dear Shareholder,

The past twelve months have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

   This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time--not timing--that leads to investment success.

Economic Overview

Although the third quarter posted a stronger-than-expected gross domestic product annual growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than the fourth quarter 1994 rate of 5.1 percent. And, while other key economic data, including unemployment rates and housing starts have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

   Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. The financial markets, perceiving that the Fed's monetary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December 1994 to 6.33 percent at the end of October 1995, while its price rose more than 19 percent.

   In a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest performance has been in the technology sector of the market and in stocks of large companies. As the U.S. dollar plunged against several foreign currencies earlier in the year, U.S. companies that had diversified globally were able to capture additional earnings, while technology stocks benefited from the continued booming growth in computers and telecommunications throughout the world.


[Photo of Don G. Powell]

Shareholders' Message                                                  continued

Economic Outlook

Before taking further monetary action, the Fed is waiting for key indicators to show that the economy has truly settled into a slow growth pattern. We believe they will be more likely to lower rather than increase short-term rates. Meanwhile, as current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

   Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets--including municipal bonds--is positive. We look for stocks to perform well, particularly those of smaller companies, which tend to be less cyclical than larger companies. In the near term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

   During recent months, debate over tax reform has dominated the agenda in Washington. There has been varied speculation about the impact of reform, which may have caused you to wonder how it might affect your investment goals. At this point, no one is certain about what will finally happen. Consequently, in the near term, there may be periodic market fluctuations as various proposals come to the forefront, just as we saw during the debate over the U.S. health care system. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investments.

   On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

   Once again, thank you for your continued confidence in Common Sense Trust and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,

/s/ DON G. POWELL

Don G. Powell
President

Portfolio Perspective

--------------------------------------------------------------------------------
The following is an interview with the portfolio management team of the Common Sense Trust stock funds. The team includes: Stephen L. Boyd, Common Sense Growth Fund; James A. Gilligan, Common Sense Growth and Income Fund; and Alan T. Sachtleben, executive vice president, equity investments.
--------------------------------------------------------------------------------

Q. What factors had the greatest impact on the performance of the stock funds during the 12 months ended October 31, 1995?

A. The stock market as a whole benefited from continuing economic growth that generated strong corporate profits without increased inflation. The Common Sense Trust stock funds, in particular, benefited from being heavily invested in technology and finance stocks, which were two of the best performing sectors of the market during the past year.

      One of the most positive aspects of the performance of technology stocks is that the rally has been driven by strong fundamentals--not speculation. There is tremendous demand for real products that likely will be with us for some time to come. It's not just Microsoft's Windows 95, which is positively impacting a variety of industries from hardware to software to retail. There's also the Internet, which practically no one had heard of only a year ago but is now changing the direction of telecommunications.

      During the latter part of the reporting period, the Common Sense stock funds shifted their emphasis within technology from hardware to software companies, which we believe offer more growth potential.

          [PIECHART FOR COMMON SENSE GROWTH FUND HOLDINGS BY SECTOR]

                       PERCENTAGE OF NET ASSETS 10/31/95

                                  ENERGY 7 %
                                   OTHER 15%
                                 UTILITIES 6%
                                HEALTH CARE 12%
                                  FINANCE 16%
                             CONSUMER SERVICES 5%
                           CONSUMER NON-DURABLES 9%
                           CONSUMER DISTRIBUTION 5%
                                TECHNOLOGY 18%
                           PRODUCER MANUFACTURING 7%

Q. What is your outlook for technology stocks?

A. We still like technology. The sector has produced the biggest earnings gains, product demand continues to be strong, and stock prices are not high compared to the underlying value of the companies. Still, while we are very optimistic about technology stocks, the Fund remains diversified in line with our equity investment philosophy. The diversification of the Common Sense Trust stock funds at the end of October is illustrated by the charts at left.

Q. What changes did you make to the portfolios during the past year?

A. Throughout the year, both the Common Sense Trust Growth Fund and the Common Sense Trust Growth and Income Fund gradually reduced their holdings of stocks that are most affected by changing economic conditions, often called cyclical stocks. As a result, we reduced the percentage of the funds' assets invested in the stocks of raw materials and manufacturing companies.

     [PIECHART FOR COMMON SENSE GROWTH AND INCOME FUND HOLDINGS BY SECTOR]

                       PERCENTAGE OF NET ASSETS 10/31/95

                                   ENERGY 9%
                                   OTHER 13%
                                 UTILITIES 10%
                                HEALTH CARE 14%
                                  FINANCE 14%
                             CONSUMER SERVICES 7%
                           CONSUMER NON-DURABLES 8%
                           CONSUMER DISTRIBUTION 5%
                                 TECHNOLOGY 9%
                           PRODUCER MANUFACTURING 5%
                    RAW MATERIALS/PROCESSING INDUSTRIES 6%

      These funds were invested instead in a broader range of stocks, including those of health care and retail companies. We expect the retail industry to be one of the next sectors to benefit from continued economic growth.

Q. How did the Funds perform during the year ended October 31, 1995?

A. The Common Sense Growth Fund achieved a total return at net asset value (without a sales charge) of 24.01 percent, including reinvestment of dividends totaling $0.155 per share and a capital gains distribution of $1.035 per share. The Common Sense Growth and Income Fund achieved a total return at net asset value of 22.45 percent for the same period, including reinvestment of dividends totaling $0.30 per share and a capital gains distribution of $1.595 per share.

      By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 26.36 percent for the period. The Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For more detailed performance information, please see the inside front cover of this report.

Q. What is the outlook for stocks?

A. The outlook is excellent, which is not to say that a correction could not occur in the near term. However, some very positive forces are present: moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one. Looking farther into the future, these three conditions--perhaps aided by another move by the Federal Reserve Board to lower short-term interest rates--should lead to higher stock prices.


/s/ ALAN T. SACHTLEBEN      /s/ STEPHEN L. BOYD         /s/ JAMES A. GILLIGAN
Alan T. Sachtleben          Stephen L. Boyd             James A. Gilligan
Executive Vice President    Portfolio Manager           Portfolio Manager
Equity Securities           Common Sense Growth Fund    Common Sense Growth and Income Fund


--------------------------------------------------------------------------------

 The following is an interview with the portfolio management team of the Common Sense Trust fixed-income funds. The team includes: John R. Reynoldson, Common Sense Government Fund; David C. Johnson, Common Sense Municipal Bond Fund; David R. Troth, Common Sense Money Market Fund; Robert C. Peck, Jr., executive vice president, co-chief investment officer of fixed-income investments, and Peter W. Hegel, executive vice president, co-chief investment officer of fixed-income investments.

--------------------------------------------------------------------------------

Q. What factors had the greatest impact on the performance of the Common Sense Trust fixed-income funds during the year ended October 31, 1995?

A. The past year was characterized, almost entirely, by falling interest rates and lower inflation. The period started with 10-year U.S. Treasury note yields near 8 percent and ended with yields near 6 percent. As a consequence, most fixed-income market indices experienced double-digit total rates of return (the combined value of dividends received on a fixed-income security and any increase in the value of the security itself).


                       Yields on 10-Year Treasury Notes
                              11/4/94 - 10/27/95




                         PLOT POINTS TO COME FROM DTP

Source: Bloomberg

   The rally occurred as it became clear that the Federal Reserve Board's efforts to slow both economic growth and inflation rates were working. Most measures of inflation showed an annualized rate below 3 percent.

   In terms of municipal bonds, supply and retail demand were two major factors impacting the market. The volume of new municipal bonds issued in the first nine months of 1995 totaled $105 billion-- down 17.8 percent from 128 billion for the first nine months of 1994, with supply in September at the lowest monthly level since February. Record levels of both outstanding municipal debt and pre-refunded bonds continued to mature, increasing demand for new tax-exempt bonds.

     Retail demand kept pace with supply levels but was somewhat diminished, primarily for two reasons. First, credit concerns continue to play a major role in lackluster demand as news about Orange County, California, and the weakening financial condition of Los Angeles County, appeared in the news. Second, the fear of tax reform was the number one concern of individuals, and remains the single largest constraint on the municipal bond market.

Q. What changes did you make to the portfolios in light of the slower economic growth and inflation rates?

A. In the Common Sense Government Fund, we responded early in the reporting period by increasing the Fund's sensitivity to changes in interest rates, as it became more apparent that the fundamental background was becoming more positive for bonds. The sensitivity, called duration, was set so that the Fund's net asset value moved about the same as that of a seven-year Treasury note, a level that is somewhat above its long-term average.

     In addition, the CST Government Fund increased its holdings in federally sponsored mortgage-backed securities, such as Government National Mortgage Association notes and bonds, during the fourth quarter of 1994 and first quarter of 1995. We purchased 30-year securities which we believed had minimal risk of being prepaid by homeowners as interest rates fell.

     The average yield of securities purchased by Common Sense Municipal Bond Fund during the reporting period was 6.65 percent. This was significantly higher than current market levels, so the core position of the portfolio remained relatively unchanged. The five sectors of municipal bonds in which your Fund was most heavily invested at the end of the period were hospitals, 24 percent; utilities, 18 percent; health care, 9 percent; education, 8 percent; and, housing, 6 percent. Rating distribution changed slightly with triple-A rated holdings increasing to over 46 percent of assets from 38 percent of assets at the end of October 1994:

     Purchases focused on insured securities for two primary reasons. First, the yield spread between quality paper and lower rated securities over the past year was narrower than historical levels. Given this, we did not feel the yields offered on some lower rated securities adequately compensated the investor for the additional credit risk assumed. Secondly, insured paper helped to minimize market volatility due to its triple-A rated credit status and allowed these assets to remain highly liquid. The quality of the securities in the Fund at the end of October is illustrated by the chart at right.

     The Common Sense Money Market Fund lengthened its average maturity slightly during the reporting period, from 26 days on October 31, 1994, to 34 days on October 31, 1995. The longer maturity allowed the Fund to capture some of the higher rates available while remaining flexible enough to react to any further change in short-term interest rates.


        [Piechart For Common Sense Municipal Bond Fund Quality Rating]

                         Percentage of the Portfolio
                                As of 10/31/95

                            Municipal Variable Rate
                                 Demand Notes            2%
                       AAA                              49%
                       AA                               13%
                       A                                15%
                       BBB                              15%
                       NOT RATED                         6%

     The portfolio's composition changed substantially during the reporting period. As of October 31, 1995, 32 percent of the Fund's net assets were invested in U.S. Government Agency obligations, down from 63 percent a year earlier. We focused instead on repurchase agreements, which accounted for 50 percent of the Fund's assets at year-end compared with 9 percent on October 31, 1994. The percentage of assets invested in commercial paper dropped from 29 percent a year ago to 18 percent on October 31, 1995.

                        Yield on 3-Month Treasury Bills
                              11/4/94 - 10/27/95



                         PLOT POINTS TO COME FROM DTP

     The Fund's seven-day subsidized yield as of October 31, 1995, was 4.79 percent compared to 3.85 percent a year earlier. The Fund's seven-day non-subsidized yield as of October 31, 1995, was 4.50 percent compared to 3.57 percent a year earlier. The change in yield on a three-month Treasury bill during the same period is illustrated by the chart at right.

Q. How did the Funds perform during the twelve months ended October 31, 1995?

A. Common Sense Government Fund achieved a total return at net asset value of
   14.27 percent for the 12 months ended October 31, 1995, including reinvestment of dividends totaling $0.6979 per share. By comparison, the Lehman Brothers General U.S. Government Index achieved a total return of
   15.40 percent. This unmanaged index is used as a benchmark for many government funds, but it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

   Common Sense Municipal Bond Fund achieved a total return at net asset value of 12.72 percent for the same period, including reinvestment of dividends totaling $0.727 per share. By comparison, the Lehman Brothers Municipal Bond Index achieved a total return of 14.84 percent. This unman-

 Portfolio Perspective


   aged index is used as a benchmark for many municipal bonds funds, but it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

     Common Sense Money Market Fund achieved a total return at net asset value of 5.01 percent. For more complete performance information, please see the inside front cover of this report.

Q. What is the outlook for fixed-income securities?

A. Our outlook for the next six months is positive. Economic growth and inflation rates are projected to remain moderate, and political leaders in Washington appear to be serious about passing measures that should improve the country's long-term fiscal strength. Additionally, the Fed may reduce short-term interest rates again in the near future, providing a further boost to the economy. The major short-term concern is that the bond market, because of the rally it has enjoyed in recent months, is vulnerable to any unexpected bad news.

     Municipal bond yields are at levels which are still attractive to individual investors, particularly when viewed as a percentage of taxable rates. While three- to five-year tax-exempt rates at the end of October yielded 70 percent of Treasuries, 15-year yields were at 86 percent, and 20- to 30-year yields exceed 90 percent.

     While we believe that municipal bonds may under-perform taxable bonds in the very short term, we anticipate that investors will return to the market when concerns about tax reform abate. The commission studying tax reform will be holding hearings throughout the next few months and should issue its recommendations by the end of the year. When its recommendations are released, municipals may trade lower relative to Treasuries, which would present a buying opportunity for those individuals willing to venture into the market.

   /s/ Robert C. Peck, Jr.       /s/ Peter W. Hegel
   Robert C. Peck, Jr.           Peter W. Hegel
   Executive Vice President      Executive Vice President
   Co-Chief Investment Officer   Co-Chief Investment Officer
   Fixed Income Investments      Fixed Income Investments


   /s/ John R. Reynoldson    /s/ David C. Johnson   /s/ David R. Troth
   John R. Reynoldson        David C. Johnson       David R. Troth
   Portfolio Manager         Portfolio Manager      Portfolio Manager
   Common Sense              Common Sense           Common Sense
   Government Fund           Municipal Bond Fund    Money Market Fund

 Growth Fund                                                   Statement of Net Assets
 October 31, 1995

Number                                                          Market
of Shares                                                        Value
--------------------------------------------------------------------------
           Common Stock  91.2%
           CONSUMER DISTRIBUTION  5.5%
  100,000  Dayton Hudson Corp..........................        $ 6,875,000
 *500,000  Eckerd Corp.................................         19,812,500
  375,000  Gap, Inc....................................         14,765,625
 *173,200  Kohl's Corp.................................          7,858,950
 *800,000  Kroger Co...................................         26,700,000
  400,000  May Department Stores Co....................         15,700,000
  325,000  Nordstrom, Inc..............................         12,045,313
 *550,000  OfficeMax, Inc..............................         13,612,500
  750,000  Sears, Roebuck & Co.........................         25,500,000
                                                               -----------
                                                               142,869,888
                                                               -----------

           CONSUMER DURABLES  1.5%
  150,000  Chrysler Corp...............................          7,743,750
  400,000  Echlin, Inc.................................         14,300,000
  400,000  General Motors Corp.........................         17,500,000
                                                               -----------
                                                                39,543,750
                                                               -----------

           CONSUMER NON-DURABLES  9.2%
  525,000  ConAgra, Inc................................         20,278,125
  200,000  CPC International, Inc......................         13,275,000
  250,000  Duracell International, Inc.................         13,093,750
  300,000  General Mills, Inc..........................         17,212,500
  300,000  Gillette Co.................................         14,512,500
  300,000  Heinz (H.J.) Co.............................         13,950,000
  950,000  Nabisco Holdings Corp., Class A.............         25,531,250
  750,000  PepsiCo, Inc................................         39,562,500
  450,000  Procter & Gamble Co.........................         36,450,000
  450,000  Ralston Purina Group........................         26,718,750
  700,000  Sara Lee Corp...............................         20,562,500
                                                               -----------
                                                               241,146,875
                                                               -----------

           CONSUMER SERVICES  4.6%
  125,000  Capital Cities ABC, Inc.....................         14,828,125
 *500,000  Cox Communications, Inc.....................          9,375,000
  263,000  Disney (Walt) Co............................         15,155,375
  375,000  Marriott International, Inc.................         13,828,125
  600,000  Service Corp. International.................         24,075,000
 *510,000  Tele-Communications International, Class A..         11,538,750
  350,000  Time Warner, Inc............................         12,775,000
  150,000  Tribune Co..................................          9,468,750
 *200,000  ViaCom, Inc., Class B.......................         10,000,000
                                                               -----------
                                                               121,044,125
                                                               -----------

           ENERGY  6.9%
  641,300  Coastal Corp................................         20,762,088
  400,000  Exxon Corp..................................         30,550,000
  300,000  Mobil Corp..................................         30,225,000
  800,000  Panhandle Eastern Corp......................         20,200,000


Growth Fund                                   Statement of Net Assets, continued





  Number                                                                               Market
of Shares                                                                               Value
------------------------------------------------------------------------------------------------

             ENERGY--continued
    300,000  Repsol SA, ADR.......................................................  $  8,887,500
    200,000  Schlumberger, Ltd....................................................    12,450,000
    325,000  Texaco, Inc..........................................................    22,140,625
    600,000  USX-Marathon Group...................................................    10,650,000
    626,500  Williams Companies...................................................    24,198,563
                                                                                    ------------
                                                                                     180,063,776
                                                                                    ------------

             FINANCE  16.4%
    300,000  Ahmanson (H.F.) & Co.................................................     7,500,000
    350,000  American Express Co..................................................    14,218,750
    190,000  American International Group, Inc....................................    16,031,250
    800,000  Bank of Boston Corp..................................................    35,600,000
    300,000  Bank of New York, Inc................................................    12,600,000
    200,000  BankAmerica Corp.....................................................    11,500,000
    430,000  Bankers Trust New York Corp..........................................    27,412,500
    400,000  BayBanks, Inc........................................................    32,400,000
    150,000  Chase Manhattan Corp.................................................     8,550,000
    150,000  Chemical Banking Corp................................................     8,531,250
    400,000  CoreStates Financial Corp............................................    14,550,000
    *46,400  Donaldson, Lufkin & Jenrette, Inc....................................     1,380,400
    400,000  Federal National Mortgage Association................................    41,950,000
    750,000  Greenpoint Financial Corp............................................    20,250,000
    900,000  Green Tree Financial Corp............................................    23,962,500
    300,000  Merrill Lynch & Co., Inc.............................................    16,650,000
    125,000  Morgan Stanley Group, Inc............................................    10,875,000
    275,000  Morgan (J.P.) & Co., Inc.............................................    21,209,375
  8,397,720  Van Kampen American Capital Small Capitalization Fund (see Note 2)...   102,200,258
                                                                                    ------------
                                                                                     427,371,283
                                                                                    ------------

             HEALTH CARE  11.8%
    160,000  American Home Products Corp..........................................    14,180,000
   *250,000  Amgen, Inc...........................................................    12,000,000
    300,000  Astra, AB, Series A, ADR.............................................    11,025,000
    250,000  Baxter International, Inc............................................     9,656,250
    150,000  Becton Dickinson & Co................................................     9,750,000
    850,000  Caremark International, Inc..........................................    17,531,250
    *85,000  Cordis Corp..........................................................     9,392,500
   *500,000  Genzyme Corp.........................................................    29,125,000
    210,000  Lilly (Eli) & Co.....................................................    20,291,250
    300,000  Mallinckrodt Group, Inc..............................................    10,425,000
    310,000  Medtronic, Inc.......................................................    17,902,500
    195,000  Merck & Co., Inc.....................................................    11,212,500
   *175,000  Nellcor, Inc.........................................................    10,062,500
    425,000  Pfizer, Inc..........................................................    24,384,375
    500,000  Schering-Plough Corp.................................................    26,812,500
    625,000  SmithKline Beecham, ADR..............................................    32,421,875
     80,000  St. Jude Medical, Inc................................................     4,260,000
    500,000  U.S. Healthcare, Inc.................................................    19,250,000
    225,000  Warner Lambert Co....................................................    19,153,125
                                                                                    ------------
                                                                                     308,835,625
                                                                                    ------------

Growth Fund                            Statement of Net Assets, continued


 Number                                                         Market
of Shares                                                       Value
-------------------------------------------------------------------------
          PRODUCER MANUFACTURING  6.6%

 150,000  Fluor Corp. .....................................  $  8,475,000
 330,000  General Electric Co. ............................    20,872,500
 450,000  Honeywell, Inc. .................................    18,900,000
 175,000  Illinois Tool Works, Inc. .......................    10,171,875
 300,000  ITT Corp. .......................................    36,750,000
 200,000  Rockwell International Corp. ....................     8,900,000
*675,045  Thermo Fibertek, Inc. ...........................    10,631,959
 100,000  TRW, Inc. .......................................     6,575,000
 425,000  United Technologies Corp. .......................    37,718,750
 430,000  WMX Technologies, Inc. ..........................    12,093,750
                                                             ------------
                                                              171,088,834
                                                             ------------

          RAW MATERIALS/PROCESSING INDUSTRIES  3.2%

 225,000  Champion International Corp. ....................    12,037,500
 315,000  Freeport-McMoRan, Copper Gold, Series B..........     7,166,250
 200,000  Grace (W.R.) & Co. ..............................    11,150,000
 825,000  James River Corp. ...............................    26,503,125
 250,000  Monsanto Co. ....................................    26,187,500
                                                             ------------
                                                               83,044,375
                                                             ------------

          TECHNOLOGY  18.2%

 140,000  Adobe Systems, Inc. .............................     7,980,000
*300,000  Bay Networks, Inc. ..............................    19,875,000
 250,000  Boeing Co. ......................................    16,406,250
*400,000  Cisco Systems, Inc. .............................    31,000,000
*550,000  Compaq Computer Corp. ...........................    30,662,500
 650,000  Computer Associates International, Inc. .........    35,750,000
*630,000  Dell Computer Corp. .............................    29,373,750
*580,000  Digital Equipment Corp. .........................    31,392,500
 125,700  DST Systems, Inc. ...............................     2,639,700
 350,000  General Motors Corp., Class H....................    14,700,000
 300,000  Hewlett-Packard Co. .............................    27,787,500
 500,000  Intel Corp. .....................................    34,937,500
 320,000  International Business Machines Corp. ...........    31,120,000
 500,000  Loral Corp. .....................................    14,812,500
*300,000  LSI Logic Corp. .................................    14,137,500
 175,000  McDonnell Douglas Corp. .........................    14,306,250
*250,000  Microsoft Corp. .................................    25,000,000
 160,000  Motorola, Inc. ..................................    10,500,000
*200,000  National Semiconductor Corp. ....................     4,875,000
 150,000  Northrop Grumman Corp. ..........................     8,587,500
*155,700  Oracle System Corp. .............................     6,792,413
 *58,200  Parametric Technology Corp. .....................     3,899,400
*500,000  Symantec Corp. ..................................    12,156,250
 200,000  Texas Instruments, Inc. .........................    13,650,000
*550,000  3Com Corp. ......................................    25,850,000
 160,000  Varian Associates, Inc. .........................     8,220,000
                                                             ------------
                                                              476,411,513
                                                             ------------

 Growth Fund                                 Statement of Net Assets, continued




   Number                                                                                                                 Market
  of Shares                                                                                                               Value
-----------------------------------------------------------------------------------------------------------------------------------
               TRANSPORTATION  1.5%
      150,000  Burlington Northern, Inc............................................................................   $   12,581,250
      400,000  Conrail, Inc........................................................................................       27,500,000
                                                                                                                      --------------
                                                                                                                          40,081,250
                                                                                                                      --------------
               UTILITIES  5.8%

      160,000  Ameritech Corp. ....................................................................................        8,640,000
      500,000  AT&T Corp. .........................................................................................       32,000,000
     *150,000  Cellular Communications, Inc., Class A..............................................................        8,043,750
      800,000  Frontier Corp. .....................................................................................       21,600,000
    1,425,000  MCI Communications Corp. ...........................................................................       35,535,936
      160,000  SBC Communications, Inc. ...........................................................................        8,940,000
   *1,100,000  WorldCom, Inc. .....................................................................................       35,887,500
                                                                                                                      --------------
                                                                                                                         150,647,186
                                                                                                                      --------------
                 TOTAL COMMON STOCK (Cost $2,121,303,425)..........................................................    2,382,148,480
                                                                                                                      --------------
               Preferred Stock  0.5%
     *244,130  Cellular Communications, Inc., Class A (Cost $7,632,548)............................................       13,091,471
                                                                                                                      --------------
    Principal
       Amount  Short-Term Investments  8.3%
   ----------
               REPURCHASE AGREEMENTS+  5.7%
$**46,740,000  Lehman Government Securities, 5.90%, repurchase proceeds $46,747,660................................       46,740,000
   15,415,000  SBC Capital Markets, Inc., 5.87%, repurchase proceeds $15,417,514...................................       15,415,000
   85,455,000  State Street Bank & Trust Co., 5.88%, repurchase proceeds $85,468,958...............................       85,455,000
                                                                                                                      --------------
                                                                                                                         147,610,000
                                                                                                                      --------------
               UNITED STATES AGENCIES & GOVERNMENT OBLIGATIONS  2.6%
 **13,000,000  Federal Farm Credit Banks, 5.63%, 1/16/96...........................................................       12,845,170
  **7,500,000  Federal Home Loan Banks, 5.61%, 4/12/96.............................................................        7,313,775
 **42,000,000  Federal National Mtg. Association, 5.58% to 5.62%, 12/22/95 to 2/12/96..............................       41,528,369
  **6,500,000  Treasury Bills, 5.45%, 3/7/96.......................................................................        6,377,280
                                                                                                                      --------------
                                                                                                                          68,064,594
                                                                                                                      --------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost $215,677,899)..................................................      215,674,594
                                                                                                                      --------------
               TOTAL INVESTMENTS (Cost $2,344,613,872)  100.0%.....................................................    2,610,914,545
               Other assets and liabilities, net 0.0%..............................................................          590,364
                                                                                                                      --------------
               NET ASSETS, equivalent to $17.46 per share 100%.....................................................   $2,611,504,909
                                                                                                                      ==============
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par $.01 per share; unlimited shares authorized;
  149,533,377 shares outstanding...................................................................................   $    1,495,334
Capital surplus....................................................................................................    1,970,060,661
Undistributed net realized gain on securities......................................................................      352,658,120
Net unrealized appreciation of securities
 Investments.......................................................................................................      266,300,673
 Futures contracts ................................................................................................           39,318
Undistributed net investment income ...............................................................................       20,950,803
                                                                                                                      --------------
NET ASSETS ........................................................................................................   $2,611,504,909
                                                                                                                      ==============

 *Non-income producing security.
**Securities with a market value of approximately $99.6 million were placed as collateral for futures contracts (see Note 1B).
+ Dated 10/31/95, due 11/1/95, collateralized by U.S. Government obligations in a pooled cash account.
See Notes to Financial Statements.

 Growth Fund                                  Financial Statements


Statement of Operations
                                                                                                      Year Ended
                                                                                                   October 31, 1995
                                                                                                   ----------------
Investment Income
Dividends......................................................................................     $   35,447,186
Interest.......................................................................................         12,456,275
                                                                                                    --------------
  Investment income............................................................................         47,903,461
                                                                                                    --------------
Expenses
Advisory fees..................................................................................         14,436,748
Shareholder service agent's fees and expenses..................................................          7,777,431
Accounting services............................................................................            277,991
Trustees' fees and expenses....................................................................            164,063
Audit fees.....................................................................................             27,534
Custodian fees.................................................................................             98,812
Legal fees.....................................................................................             14,778
Reports to shareholders........................................................................            549,716
Registration and filing fees...................................................................             95,114
Miscellaneous..................................................................................             74,558
                                                                                                    --------------
  Total expenses...............................................................................         23,516,745
                                                                                                    --------------
  Net investment income........................................................................         24,386,716
                                                                                                    --------------
Realized and Unrealized Gain (Loss) on Securities
Net unrealized gain on securities
  Investments..................................................................................        348,559,285
  Futures contracts............................................................................          9,631,709
Net unrealized appreciation (depreciation) of securities during the period
  Investments..................................................................................        132,789,518
  Futures contracts............................................................................         (2,562,118)
                                                                                                    --------------
  Net realized and unrealized gain on securities...............................................        488,418,394
                                                                                                    --------------
  Increase in net assets resulting from operations.............................................     $  512,805,110
                                                                                                    ==============

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended October 31
                                                                                  --------------------------------
                                                                                       1995             1994
                                                                                  --------------    --------------
NET ASSETS, beginning of period..............................................     $2,169,907,302    $2,065,704,741
                                                                                  --------------    --------------
Operations
 Net investment income.......................................................         24,386,716        18,949,920
 Net realized gain on securities.............................................        358,190,994       150,460,394
 Net unrealized appreciation (depreciation) of securities during the period..        130,227,400      (125,267,340)
                                                                                  --------------    --------------
  Increase in net assets resulting from operations...........................        512,805,110        44,142,974
                                                                                  --------------    --------------
Distributions to shareholders from
 Net investment income.......................................................        (22,053,177)      (14,476,435)
 Net realized gain on securities.............................................       (147,259,430)     (151,147,388)
                                                                                  --------------    --------------
  Total distributions........................................................       (169,312,607)     (165,623,823)
                                                                                  --------------    --------------
Capital transactions
 Proceeds from shares sold...................................................        294,906,458       394,956,323
 Proceeds from shares issued for distributions reinvested....................        168,462,102       164,787,271
 Cost of shares redeemed.....................................................       (365,263,456)     (334,060,184)
                                                                                  --------------    --------------
  Increase in net assets resulting from capital transactions.................         98,105,104       225,683,410
                                                                                  --------------    --------------
Increase in Net Assets.......................................................        441,597,607       104,202,561
                                                                                  --------------    --------------
NET ASSETS, end of period....................................................     $2,611,504,909    $2,169,907,302
                                                                                  ==============    ==============
CAPITAL TRANSACTIONS
 Shares sold.................................................................         19,019,524        25,712,863
 Shares issued for distributions reinvested..................................         12,278,591        10,798,656
 Shares redeemed.............................................................        (23,505,333)      (21,793,543)
                                                                                  --------------    --------------
  Increase in shares outstanding.............................................          7,792,782        14,717,976
                                                                                  ==============    ==============



See Notes to Financial Statements.

Growth and Income Fund               Statement of Net Assets
October 31, 1995




  Number                                            Market
of Shares                                            Value
-------------------------------------------------------------
            Common Stock  81.5%
            CONSUMER DISTRIBUTION  4.7%
   *92,000  Ann Taylor Stores, Inc..............  $ 1,012,000
    45,000  Dayton Hudson Corp..................    3,093,750
  *260,000  Federated Department Stores, Inc....    6,597,500
    90,100  Fleming Companies, Inc..............    2,038,513
    86,000  Gap, Inc............................    3,386,250
    23,500  Interstate Bakeries Co..............      502,312
   260,000  May Department Stores Co............   10,205,000
   *77,000  Nine West Group, Inc................    3,426,500
   101,000  Nordstrom, Inc......................    3,743,313
   145,000  Sears, Roebuck & Co.................    4,930,000
                                                  -----------
                                                   38,935,138
                                                  -----------

            CONSUMER DURABLES  1.4%
    58,000  Eastman Kodak Co....................    3,632,250
   121,000  General Motors Corp.................    5,293,750
   160,000  Sunbeam-Oster, Inc..................    2,400,000
                                                  -----------
                                                   11,326,000
                                                  -----------

            CONSUMER NON-DURABLES  7.5%
   119,000  Coca-Cola Co........................    8,553,125
    80,000  CPC International, Inc..............    5,310,000
    64,000  General Mills, Inc..................    3,672,000
   114,000  Gillette Co.........................    5,514,750
   400,000  Nabisco Holdings Corp., Class A.....   10,750,000
    64,000  Nike, Inc., Class B.................    3,632,000
   135,000  Procter & Gamble Co.................   10,935,000
   151,600  Quaker Oats Co......................    5,173,350
   151,000  Ralston Purina Group................    8,965,625
                                                  -----------
                                                   62,505,850
                                                  -----------

            CONSUMER SERVICES  4.3%
    38,000  Capital Cities ABC, Inc.............    4,507,750
   113,000  Disney (Walt) Co....................    6,511,625
   191,000  McDonald's Corp.....................    7,831,000
    79,571  Omnicom Group, Inc..................    5,082,598
  *129,000  Viacom, Inc., Class B...............    6,450,000
   267,000  Wendy's International, Inc..........    5,306,625
                                                  -----------
                                                   35,689,598
                                                  -----------

            ENERGY  9.0%
   103,000  British Petroleum Co., PLC, ADR.....    9,089,750
   203,000  Exxon Corp..........................   15,504,125
   108,000  Mobil Corp..........................   10,881,000
   410,000  Pacific Enterprises.................   10,147,500
   126,000  Panhandle Eastern Corp..............    3,181,500
   131,000  Royal Dutch Petroleum Co., ADR......   16,096,625
   135,000  Texaco, Inc.........................    9,196,875
                                                  -----------
                                                   74,097,375
                                                  -----------

Growth and Income Fund                        Statement of Net Assets, continued


    Number                                                 Market
   of Shares                                               Value
-------------------------------------------------------------------
              FINANCE  14.1%

      65,000  Ahmanson (H. F.) & Co...................  $ 1,625,000
      79,500  American International Group, Inc.......    6,707,812
     151,000  Banc One Corp...........................    5,096,250
     117,000  Bank Of Boston Corp.....................    5,206,500
     193,000  Bankers Trust New York Corp.............   12,303,750
      60,000  BayBanks, Inc...........................    4,860,000
      62,000  Beacon Property Corp....................    1,348,500
     114,000  Chemical Banking Corp...................    6,483,750
      60,000  Chubb Corp..............................    5,392,500
     234,000  CoreStates Financial Corp...............    8,511,750
     136,000  Debartolo Realty Corp...................    1,768,000
      43,000  Duke Realty Investments, Inc............    1,316,875
     171,000  Federal National Mortgage Association...   17,933,625
      48,000  Health Care Property Investors, Inc.....    1,626,000
     191,000  Horace Mann Educators Corp..............    5,085,375
     143,000  Morgan (J.P.) & Co., Inc................   11,028,875
     306,000  Prudential Reinsurance Holdings.........    6,234,750
      97,000  St. Paul Companies, Inc.................    4,922,750
     198,000  State Street Boston Corp................    7,697,250
      11,100  Vornado Realty Trust....................      398,212
      38,000  Weingarten Realty Investors.............    1,311,000
                                                        -----------
                                                        116,858,524
                                                        -----------

              HEALTH CARE  10.7%

     124,000  Abbott Laboratories, Inc................    4,929,000
      99,000  American Home Products Corp.............    8,773,875
    *190,000  Amgen, Inc..............................    9,120,000
      95,000  Astra, A B, Series A, ADR...............    3,491,250
     138,000  Baxter International, Inc...............    5,330,250
    *145,000  Charter Medical Corp....................    2,610,000
     111,000  Mallinckrodt Group, Inc.................    3,857,250
     217,000  Merck & Co., Inc........................   12,477,500
     150,000  Pfizer, Inc.............................    8,606,250
     186,000  Pharmacia Aktiebolag, ADR...............    6,510,000
     171,000  Schering-Plough Corp....................    9,169,875
     205,000  Tenet Healthcare Corp...................    3,664,375
      77,000  Teva Pharmaceutical, Ltd., ADR..........    3,022,250
    *116,000  Vencor, Inc.............................    3,219,000
      64,000  Zeneca Group PLC, ADR...................    3,608,000
                                                        -----------
                                                         88,388,875
                                                        -----------

              PRODUCER MANUFACTURING  5.1%

     101,000  Allied-Signal, Inc......................    4,292,500
     143,000  Fluor Corp..............................    8,079,500
     109,000  General Electric Co.....................    6,894,250
     203,000  Honeywell, Inc..........................    8,526,000
     109,000  Illinois Tool Works, Inc................    6,335,625
     125,000  Stewart & Stevenson Services, Inc.......    2,843,750
     188,000  WMX Technologies, Inc...................    5,287,500
                                                        -----------
                                                         42,259,125
                                                        -----------

Growth and Income Fund                        Statement of Net Assets, continued


  Number                                                          Market
of Shares                                                         Value
--------------------------------------------------------------------------

            RAW MATERIALS/PROCESSING INDUSTRIES  5.5%

    88,000  Air Products & Chemicals, Inc..................   $  4,543,000
    75,000  Aluminum Co. of America........................      3,825,000
   148,000  Bemis, Inc.....................................      3,848,000
    98,000  Champion International Corp....................      5,243,000
   104,900  Grace (W.R.) & Co..............................      5,848,175
   120,000  James River Corp...............................      3,855,000
    87,000  Monsanto Co....................................      9,113,250
    95,000  Scott Paper Co.................................      5,058,750
    81,000  Sigma-Aldrich Corp.............................      3,847,500
                                                               -----------
                                                                45,181,675
                                                               -----------

            TECHNOLOGY  9.2%

    95,000  Adobe Systems, Inc.............................      5,415,000
   105,000  Alcatel Alsthom, ADR...........................      1,771,875
   100,000  Boeing Co......................................      6,562,500
  *120,000  Compaq Computer Corp...........................      6,690,000
   164,000  Computer Associates International, Inc.........      9,020,000
  *115,000  Digital Equipment Corp.........................      6,224,375
    61,000  Hewlett-Packard Co.............................      5,650,125
    33,000  International Business Machines Corp...........      3,209,250
   210,000  Loral Corp.....................................      6,221,250
   *57,000  Microsoft Corp.................................      5,700,000
    26,000  Motorola, Inc..................................      1,706,250
    45,000  Nokia Corp., ADS...............................      2,508,750
    67,000  Northrop Grumman Corp..........................      3,835,750
  *100,000  Symantec Corp..................................      2,431,250
    74,000  Xerox Corp.....................................      9,601,500
                                                               -----------
                                                                76,547,875
                                                               -----------

            TRANSPORTATION  0.6%

    78,000  Union Pacific Corp.............................      5,099,250
                                                               -----------

            UTILITIES  9.4%

   110,000  Ameritech Corp.................................      5,940,000
   199,000  AT&T Corp......................................     12,736,000
   149,000  Cincinnati Bell, Inc...........................      4,376,875
   200,000  Frontier Corp..................................      5,400,000
   220,000  General Public Utilities Corp..................      6,875,000
   362,000  MCI Communications Corp........................      9,027,375
   211,000  National Power, ADR............................      2,637,500
   330,000  PacifiCorp.....................................      6,228,750
   248,000  Peco Energy Co.................................      7,254,000
   245,000  PowerGen, PLC, ADR.............................      4,073,125
    91,000  Southern New England Telecommunications Corp...      3,287,375
   231,000  Telefonos de Mexico, S.A., ADR.................      6,352,500
    83,000  U. S. West, Inc................................      3,952,875
                                                               -----------
                                                                78,141,375
                                                               -----------
              TOTAL COMMON STOCK (Cost $567,170,224).......    675,030,660
                                                               -----------

Growth and Income Fund                        Statement of Net Assets, continued


 Principal                                                                    Market
  Amount                                                                       Value
---------------------------------------------------------------------------------------

             Convertible Corporate Obligations  7.1%

             CONSUMER DISTRIBUTION  0.7%

$ 4,000,000  Federated Department Stores, Inc., 5.00%, 10/01/03...........  $ 3,880,000
  4,500,000  Rite Aid Corp., LYON, Zero Coupon, 7/24/06...................    2,238,750
                                                                            -----------
                                                                              6,118,750
                                                                            -----------

             CONSUMER SERVICES  2.6%

 22,000,000  ADT Operations, Inc., LYON, Zero Coupon, 7/06/10.............    9,900,000
 12,000,000  News America Holdings, Inc., LYON, Zero Coupon, 3/11/13......    5,340,000
  2,193,250  Time Warner, Inc., 8.75%, 1/10/15............................    2,283,722
  9,000,000  Time Warner, Inc., LYON, Zero Coupon, 6/22/13................    3,600,000
                                                                            -----------
                                                                             21,123,722
                                                                            -----------

             HEALTH CARE  2.8%

  4,200,000  Ciba-Geigy Corp., 6.25%, 3/15/16.............................    4,200,000
 23,000,000  Roche Holdings, Inc., LYON, 4/20/10..........................    9,487,500
  2,510,000  Sandoz, Ltd., 2.00%, 10/06/02................................    2,202,525
  6,000,000  United Technologies Corp., PEN, Zero Coupon, 9/08/97.........    7,140,000
                                                                            -----------
                                                                             23,030,025
                                                                            -----------

             UTILITIES  1.0%

    115,000  Sprint Corp., DECS, 8.25%, 3/30/00...........................    4,171,745
 12,500,000  U.S. Cellular Corp., LYON, Zero Coupon, 6/15/15..............    4,250,000
                                                                            -----------
                                                                              8,421,745
                                                                            -----------
               TOTAL CONVERTIBLE CORPORATE OBLIGATIONS (Cost $53,792,467).   58,694,242
                                                                            -----------

   Number
 of Shares   Convertible Preferred Stock  4.1%
-----------
    165,000  Browning-Ferris Industries, Inc., ACES, $7.25................    5,424,375
    130,000  Corning Glassworks, MIPS, 6.00%..............................    5,850,000
    190,000  James River Corp., DECS, $1.55...............................    5,795,000
     66,000  SCI Finance, LLC, NV, 6.25%..................................    4,653,000
    136,000  Time Warner, Inc., PERCS, $1.24..............................    4,352,000
    115,000  Williams Companies, Inc., $3.50..............................    7,820,000
                                                                            -----------
               TOTAL CONVERTIBLE PREFERRED STOCK (Cost $30,242,889).......   33,894,375
                                                                            -----------

Growth and Income Fund                        Statement of Net Assets, continued


Principal                                                             Market
 Amount                                                               Value
--------------------------------------------------------------------------------

               Short-Term Investments  6.5%

               REPURCHASE AGREEMENT 5.3%

**$44,120,000  SBC Capital Markets, Inc., dated 10/31/95, 5.87%
               due 11/01/95 (collateralized by U.S. Government
               obligations in a pooled cash account)
               repurchase proceeds $44,127,194....................  $ 44,120,000
                                                                    ------------

               UNITED STATES GOVERNMENT OBLIGATIONS  1.2%

**10,000,000   United States Treasury Bills, 5.33% to 5.44%,
               12/14/95 to 02/08/96...............................     9,893,739
                                                                    ------------
                  TOTAL SHORT-TERM INVESTMENTS (Cost $54,014,989).    54,013,739
                                                                    ------------
               TOTAL INVESTMENTS (Cost $705,220,569)  99.2%.......   821,633,016
               Other assets and liabilities, net  0.8%............     6,685,784
                                                                    ------------
               NET ASSETS equivalent to $16.95 per share  100%....  $828,318,800
                                                                    ============



NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par $.01 per share; unlimited
  shares authorized; 48,862,007 shares outstanding................  $    488,620
Capital surplus...................................................   620,858,953
Undistributed net realized gain on securities.....................    84,630,671
Net unrealized appreciation of securities
  Investments.....................................................   116,412,447
  Futures contracts...............................................       444,125
Undistributed net investment income...............................     5,483,984
                                                                    ------------
NET ASSETS........................................................  $828,318,800
                                                                    ============

ACES--Automatically convertible equity stock
DECS--Dividend enhanced convertible stock
LYON--Liquid yield option note, zero coupon
MIPS--Monthly income paying security
PEN--Pharmaceutical exchange note
PERCS--Preferred equity redeemable cumulative stock
 *Non-income producing security.
**Securities with a market value of approximately $32.2 million were placed as collateral for futures contracts (see Note 1B).


See Notes to Financial Statements.

Growth and Income Fund                                      Financial Statements

Statement of Operations

                                                                                                  Year Ended
                                                                                               October 31, 1995
                                                                                               ----------------
Investment Income
Dividends ..................................................................................     $ 18,964,829
Interest ...................................................................................        5,576,108
                                                                                                 ------------
  Investment income ........................................................................       24,540,937
                                                                                                 ------------
Expenses
Advisory fees ..............................................................................        4,937,121
Shareholder service agent's fees and expenses ..............................................        1,864,452
Accounting services ........................................................................          123,458
Trustees' fees and expenses ................................................................           66,447
Audit fees .................................................................................           21,234
Custodian fees .............................................................................           41,577
Legal fees .................................................................................            6,008
Reports to shareholders ....................................................................          124,201
Registration and filing fees ...............................................................           58,712
Miscellaneous ..............................................................................           24,466
                                                                                                 ------------
  Total expenses ...........................................................................        7,267,676
                                                                                                 ------------
  Net investment income ....................................................................       17,273,261
                                                                                                 ------------
Realized and Unrealized Gain on Securities
Net realized gain on securities
  Investments ..............................................................................       83,590,199
  Futures contracts ........................................................................        1,261,711
Net unrealized appreciation of securities during the period
  Investments ..............................................................................       52,512,988
  Futures contracts ........................................................................          491,867
                                                                                                 ------------
  Net realized and unrealized gain on securities ...........................................      137,856,765
                                                                                                 ------------
  Increase in net assets resulting from operations .........................................     $155,130,026
                                                                                                 ============

---------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                      Year Ended October 31
                                                                                  -----------------------------
                                                                                      1995             1994
                                                                                  ------------     ------------
NET ASSETS, beginning of period ...............................................   $712,895,284     $712,367,257
                                                                                  ------------     ------------
Operations
  Net investment income .......................................................     17,273,261       12,993,062
  Net realized gain on securities .............................................     84,851,910       72,326,560
  Net unrealized appreciation (depreciation) of securities during the period ..     53,004,855      (81,656,758)
                                                                                  ------------     ------------
    Increase (decrease) in net assets resulting from operations ...............    155,130,026        3,662,864
                                                                                  ------------     ------------
Distributions to shareholders from
  Net investment income .......................................................    (14,344,183)     (12,164,102)
  Net realized gain on securities .............................................    (71,729,488)     (48,603,788)
                                                                                  ------------     ------------
    Total distributions .......................................................    (86,073,671)     (60,767,890)
                                                                                  ------------     ------------
Capital transactions
  Proceeds from shares sold ...................................................     94,833,007      124,276,586
  Proceeds from shares issued for distributions reinvested ....................     84,847,579       59,928,843
  Cost of shares redeemed .....................................................   (133,313,425)    (126,572,376)
                                                                                  ------------     ------------
    Increase in net assets resulting from capital transactions ................     46,367,161       57,633,053
                                                                                  ------------     ------------
Increase in Net Assets ........................................................    115,423,516          528,027
                                                                                  ------------     ------------
NET ASSETS, end of period .....................................................   $828,318,800     $712,895,284
                                                                                  ============     ============
CAPITAL TRANSACTIONS
  Shares sold .................................................................      6,095,770        7,820,632
  Shares issued for distributions reinvested ..................................      6,153,341        3,781,949
  Shares redeemed .............................................................     (8,600,756)      (7,984,398)
                                                                                  ------------     ------------
    Increase in shares outstanding ............................................      3,648,355        3,618,183
                                                                                  ============     ============

See Notes to Financial Statements.

Government Fund                          Statement of Net Assets
October 31, 1995


  Principal                                                                                                       Market
   Amount                                                                                                         Value
---------------------------------------------------------------------------------------------------------------------------
               United States Government Agencies 47.6%

               Federal National Mortgage Association
$   9,808,713    7.00% Pools, 4/1/24 to 5/1/25...........................................................      $  9,725,928
    9,400,488    7.50% Pools, 12/31/23 to 11/1/24........................................................         9,497,406
   28,723,524    8.00% Pools, 5/1/22 to 7/1/25...........................................................        29,423,804
               Federal Home Loan Mortgage Corp.
    5,738,334    6.50% 5 yr. Pools, 10/1/97 to 7/1/98....................................................         5,768,805
      655,215    7.00% 5 yr. Pools, 12/1/96 to 8/1/97....................................................           662,999
    5,004,038    7.00% 30 yr. Pools, 7/1/24 to 9/1/24....................................................         4,964,956
   24,189,221    7.50% 30 yr. Pools, 4/1/24 to 10/1/24...................................................        24,461,350
    9,449,628    8.00% 30 yr. Pools, 6/1/24 to 10/1/24...................................................         9,680,010
               Government National Mortgage Association
   23,726,589    7.00% Pools, 3/15/22 to 5/15/24.........................................................        23,563,587
   17,561,169    7.50% Pools, 3/15/22 to 10/15/24........................................................        17,791,747
   12,148,781    8.00% Pools, 6/15/16 to 7/15/24.........................................................        12,498,058
    8,210,879    8.50% Pools, 12/15/05 to 6/15/23........................................................         8,539,128
       13,747    10.00% Pool, 3/15/16....................................................................            14,993
                                                                                                               ------------
                 Total United States Government Agencies (Cost $150,362,195).............................       156,592,771
                                                                                                               ------------

               United States Treasury Notes 49.8%

  **9,000,000    6.50%, 8/15/97..........................................................................         9,129,420
 **20,000,000    7.75%, 12/31/99.........................................................................        21,415,600
 **25,000,000    7.875%, 2/15/96.........................................................................        25,152,250
 **45,000,000    7.875%, 1/15/98.........................................................................        47,025,000
 **10,000,000    8.00%, 5/15/01..........................................................................        11,006,300
   10,000,000    9.00%, 5/15/98..........................................................................        10,768,800
 **39,000,000    9.25%, 1/15/96..........................................................................        39,268,320
                                                                                                               ------------
                 Total United States Treasury Notes (Cost $163,208,203)..................................       163,765,690
                                                                                                               ------------

               Forward Purchase Commitments 17.8%

               Federal National Mortgage Association
  *10,000,000    7.50%, settling December '95............................................................        10,088,400
   *8,500,000    7.50%, settling January '96.............................................................         8,563,070
               Government National Mortgage Association
  *30,000,000    7.00%, settling November '95............................................................        29,793,900
  *10,000,000    7.50%, settling December '95............................................................        10,116,900
                                                                                                               ------------
                 Total Forward Purchase Commitments (Cost $57,619,375)...................................        58,562,270
                                                                                                               ------------


Government Fund                               Statement of Net Assets, continued




Principal                                                                                      Market
 Amount                                                                                         Value
---------------------------------------------------------------------------------------------------------
              Repurchase Agreement 0.9%
 $ 2,840,000  SBC Capital Markets, Inc., dated 10/31/95, 5.90%, due 11/01/95
                (collateralized by U.S. Government obligations in a pooled cash account) repurchase proceeds $2,840,465 (Cost $2,840,000)..................  $  2,840,000
                                                                                             ------------
              TOTAL INVESTMENTS (Cost $374,029,773) 116.1%.................................   381,760,731
              Receivable for investments sold 13.8%........................................    45,519,531
              Other assets and liabilities, net 1.5%.......................................     4,981,524
              Payable for investments purchased (23.7%)....................................   (77,867,031)
              Payable for forward sale commitments (7.7%)..................................   (25,379,800)
                                                                                             ------------
              NET ASSETS, equivalent to $10.67 per share 100%..............................  $329,014,955
                                                                                             ============
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par $.01 per share; unlimited shares authorized;
  30,839,945 shares outstanding............................................................  $    308,399
Capital surplus............................................................................   352,075,117
Accumulated net realized loss on securities................................................   (32,693,720)
Net unrealized appreciation of securities
  Investments..............................................................................     7,730,958
  Forward commitments......................................................................       459,911
  Futures contracts........................................................................       757,898
Undistributed net investment income........................................................       376,392
                                                                                             ------------
NET ASSETS.................................................................................  $329,014,955
                                                                                             ============

 * Non-income producing security.
** Securities with a market value of approximately $156.5 were placed as collateral for futures contracts and forward commitments (see Note 1B).

See Notes to Financial Statements.

 Government Fund                              Financial Statements


Statement of Operations
                                                                                                      Year Ended
                                                                                                   October 31, 1995
                                                                                                   ----------------
Investment Income
Interest.......................................................................................        $ 25,311,576
                                                                                                       ------------
Expenses
Advisory fees..................................................................................           1,979,623
Shareholder service agent's fees and expenses..................................................             483,108
Accounting services............................................................................              92,277
Trustees' fees and expenses....................................................................              47,762
Audit fees.....................................................................................              13,934
Custodian fees.................................................................................              62,234
Legal fees.....................................................................................               2,335
Reports to shareholders........................................................................              33,087
Registration and filing fees...................................................................               6,429
Miscellaneous..................................................................................              11,113
                                                                                                       ------------
  Total expenses...............................................................................           2,731,902
                                                                                                       ------------
  Net investment income........................................................................          22,579,674
                                                                                                       ------------
Realized and Unrealized Gain (Loss) on Securities
Net realized gain (loss) on securities
  Investments..................................................................................          (2,531,140)
  Forward commitments..........................................................................           5,294,570
  Futures contracts............................................................................          (2,220,552)
Net unrealized appreciation of securities during the period
  Investments..................................................................................          19,778,951
  Forward commitments..........................................................................             433,218
  Futures contracts............................................................................             761,879
                                                                                                       ------------
  Net realized and unrealized gain on securities...............................................          21,516,926
                                                                                                       ------------
  Increase in net assets resulting from operations.............................................        $ 44,096,600
                                                                                                       ============
-------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                        Year Ended October 31
                                                                                   --------------------------------
                                                                                       1995                 1994
                                                                                   ------------        ------------
NET ASSETS, beginning of period..............................................      $334,961,646        $370,213,049
                                                                                   ------------        ------------
Operations
 Net investment income.......................................................        22,579,674          24,980,745
 Net realized gain (loss) on securities......................................           542,878         (34,030,620)
 Net unrealized appreciation (depreciation) of securities during the period..        20,974,048         (11,216,315)
                                                                                   ------------        ------------
  Increase (decrease) in net assets resulting from operations................        44,096,600         (20,266,190)
                                                                                   ------------        ------------
Distributions to shareholders from
 Net investment income.......................................................       (22,389,062)        (22,822,040)
 Excess of book-basis net realized gain on securities (see Note 1F)..........            -              (16,458,421)
                                                                                   ------------        ------------
  Total distributions........................................................       (22,389,062)        (39,280,461)
                                                                                   ------------        ------------
Capital transactions
 Proceeds from shares sold...................................................        40,107,323          82,600,565
 Proceeds from shares issued for distributions reinvested....................        19,322,483          34,396,895
 Cost of shares redeemed.....................................................       (87,084,035)        (92,702,212)
                                                                                   ------------        ------------
  Increase (decrease) in net assets resulting from capital transactions......       (27,654,229)         24,295,248
                                                                                   ------------        ------------
Decrease in Net Assets.......................................................        (5,946,691)        (35,251,403)
                                                                                   ------------        ------------
NET ASSETS, end of period....................................................      $329,014,955        $334,961,646
                                                                                   ============        ============
CAPITAL TRANSACTIONS
 Shares sold.................................................................         3,887,096           7,689,030
 Shares issued for distributions reinvested..................................         1,865,887           3,189,561
 Shares redeemed.............................................................        (8,448,288)         (8,707,829)
                                                                                   ------------        ------------
  Increase (decrease) in shares outstanding..................................        (2,695,305)          2,170,762
                                                                                   ============        ============



See Notes to Financial Statements.

Municipal Bond Fund                                     Statement of Net Assets
October 31, 1995


Principal                                                                                                    Market
Amount                                                                                                        Value
---------------------------------------------------------------------------------------------------------------------
            Municipal Bonds  99.0%
            EDUCATION  8.1%
$  500,000  Cook County, Illinois, Community College, District #508,
              Certificates of Participation, FGIC, 8.75%, 1/1/07........................................  $   651,360
   500,000  Connecticut State Health & Educational Facilities Authority Rev. (University of Hartford)
              Series S, 6.75%, 7/1/12...................................................................      497,960
   500,000  District of Columbia Rev. (Howard University) Series A, MBIA, 8.00%, 10/1/17................      532,930
   500,000  Erie, Pennsylvania, Higher Education Building Authority, College Rev.
              Series A, 8.50%, 6/1/15...................................................................      576,885
            Frenship, Texas, Independent School District, Refunding
   500,000    5.50%, 2/15/03............................................................................      523,940
   500,000    5.50%, 2/15/04............................................................................      522,135
   200,000  Huron Valley, Michigan, School District, FGIC, 7.10%, 5/1/08................................      227,798
 1,000,000  Illinois Educational Facilities Authority Rev. (Illinois State University,
              Auxiliary Facilities System) MBIA, 5.75%, 4/1/14..........................................      993,210
   500,000  Merrillville, Indiana, Multi-School Building Corp., 1st Mtg. Bonds,
              MBIA, 7.50%, 7/15/09......................................................................      572,415
   350,000  New York City, New York, Industrial Development Agency, Civil Facility Rev.
              (Marymount Manhattan College Project) 7.00%, 7/1/23.......................................      363,898
            New York State Dormitory Authority Rev.
   100,000    City University System, Series A, 8.00%, 7/1/07...........................................      108,353
   500,000    City University System, Series C, 6.00%, 7/1/16...........................................      492,390
   750,000    State University Education Facilities, Series A, 7.70%, 5/15/12...........................      865,132
            Pennsylvania State Higher Educational Facilities Authority Rev.
   500,000    Hahnemann University Project, Series 1989, MBIA, 7.20%, 7/1/19............................      547,200
   150,000    Thomas Jefferson University, 8.00%, 1/1/18................................................      164,448
   250,000    Medical College of Pennsylvania, Series A, 8.375%, 3/1/11.................................      271,813
   500,000  Shenandoah Valley Pennsylvania, School District, Series B, Zero Coupon, 2/1/12..............      191,320
   480,000  Volusia County, Florida, School Board Certificates Participation
              (Florida Master Lease Program) FSA, 5.30%, 8/1/10.........................................      475,598
 1,000,000  Wisconsin State Health & Educational Facilities Rev. (Marquette University Project)
              FGIC, 6.45%, 12/1/19......................................................................    1,050,560
                                                                                                          -----------
                                                                                                            9,629,345
                                                                                                          -----------
            HEALTH CARE  9.4%
   660,000  Delaware County, Ohio, Health Care, FHA, 6.55%, 2/1/35......................................      668,006
   250,000  Illinois, Finance and Development Authority Rev., 8.50%, 2/1/15.............................      271,882
 1,500,000  Illinois Health Facilities Authority Rev. (Cent. DuPage Health--Wyndemere)
              MBIA, 5.75%, 11/1/22......................................................................    1,469,805
 1,000,000  Indiana Health Facilities Finance Authority, MBIA, 6.85%, 7/1/22............................    1,073,230
   500,000  New York State Medical Care Facilities Agency Rev. (Montefiore Medical Center) FHA,
              7.25%, 2/15/24............................................................................      539,645
 1,250,000  Harris County, Texas, Health Facilities (TECO Project), Series A, AMBAC, 7.25%, 2/15/15.....    1,348,750
 2,000,000  Massachusetts State Health & Educational Facilities Authority Rev.
              (Cape Cod Health System), Series A, CONN, 5.625%, 11/15/23................................    1,887,080
   370,000  New Hampshire Higher Educational & Health Facilities Authority Rev., First Mtg.
              (Odd Fellows Home) 9.00%, 6/1/14..........................................................      417,874
 3,675,000  South Carolina Jobs Economic Development Authority, Hospital Facilities Rev.
              (Toumey Regional Medical Center) Series A, MBIA, 5.50%, 11/1/20...........................    3,539,797
                                                                                                          -----------
                                                                                                           11,216,069
                                                                                                          -----------

Municipal Bond Fund                           Statement of Net Assets, continued


 Principal                                                                                                               Market
  Amount                                                                                                                  Value
----------------------------------------------------------------------------------------------------------------------------------
             HOSPITALS  23.8%
$   500,000  Ames, Iowa, Hospital Rev. (Mary Greeley Medical Center Project) AMBAC, 5.75%, 8/15/22 .................  $    486,635
    500,000  Bexar County, Texas, Health Facilities Development Rev. (St. Lukes Lutheran Hospital Project)
               7.90%, 5/1/18 .......................................................................................       600,505
    500,000  Boston, Massachusetts, Rev. (Boston City Hospital) FHA, 7.625%, 2/15/21 ...............................       575,970
    250,000  Delaware State, Economic Development Authority Rev. (Osteopathic Hospital Association) Series A,
               6.75%, 1/1/13 .......................................................................................       237,100
    500,000  Ector County, Texas, Hospital District (Medical Center Hospital) 7.125%, 4/15/02 ......................       536,765
    250,000  Erie County, Pennsylvania, Hospital Authority Rev. (Metro Health Center) Series 1992, 7.25%, 7/1/12 ...       263,427
    250,000  Harris County, Texas, Health Facilities Development Corp. (Memorial Hospital System Project)
               7.125%, 6/1/15 ......................................................................................       270,117
             Illinois Health Facilities Authority Rev.
    105,000    Community Pooled Program, Series A, MBIA, 7.90%, 8/15/03 ............................................       108,085
     40,000    Community Pooled Program, Series A, MBIA, 7.90%, 8/15/03 ............................................        47,347
    500,000    Delnor Community Hospital, 8.00%, 5/15/19 ...........................................................       568,015
    500,000    Lutheran Health Systems, Series B, MBIA, 6.00%, 4/1/18 ..............................................       502,260
    500,000    Masonic Medical Center, Series 1989-B, 7.70%, 10/1/19 ...............................................       568,340
    250,000    Memorial Hospital, 7.25%, 5/1/24 ....................................................................       255,717
    300,000    Mercy Center For Health Care Services, 6.625%, 10/1/12 ..............................................       307,275
    500,000    Northwestern Memorial Hospital, 6.75%, 8/15/11 ......................................................       532,595
    500,000  Kent Hospital Finance Authority, Michigan (Butterworth Hospital) Series A, 7.25%, 1/15/12 .............       561,630
    100,000  Leesburg, Florida, Hospital Rev., 8.40%, 7/1/08 .......................................................       103,756
  3,000,000  Loma Linda, California, Hospital Rev. (Loma Linda University Medical Center) Series C, MBIA,
               5.375%, 12/1/22 .....................................................................................     2,793,780
    500,000  Louisiana Public Facilities Authority, Hospital Rev. (Southern Baptist Hospital Project) FSA,
               6.80%, 5/15/12 ......................................................................................       567,710
  2,250,000  Massachusetts State, Series B, 6.50%, 7/1/15 ..........................................................     2,215,417
    500,000  Michigan State, Hospital Finance Authority Rev., 7.50%, 10/1/07 .......................................       518,710
    250,000  Michigan State Hospital Finance Authority Rev. (Detroit Medical Center) Series A, 8.125%, 8/15/12 .....       278,616
             Mississippi, Hospital Equipment and Facilities, Series A
    500,000    Magnolia Hospital Project, 7.375%, 10/1/21 ..........................................................       515,645
    250,000    Wesley Health System Inc., CONN, 6.05%, 4/1/12 ......................................................       255,160
             Missouri State Health and Educational Facilities Authority Rev.
    500,000    Heartland Health Systems Project, 6.875%, 11/15/04 ..................................................       543,895
    250,000    Heartland Health Systems Project, 8.125%, 10/1/10 ...................................................       284,972
    500,000    Lake of the Ozarks Hospital, 8.00%, 2/15/11 .........................................................       538,545
    280,000  Montgomery County, Pennsylvania, IDR (Pennsburg Nursing & Rehabilitation Center) 7.625%, 7/1/18 .......       269,749
    520,000  New Hampshire Higher Education & Health, 7.50%, 6/1/05 ................................................       574,189
    250,000  Newton, Kansas, Hospital Rev. (Newton Healthcare Corp.) Series A, 7.375%, 11/15/14 ....................       261,918
    250,000  North Carolina Medical Care Community Health Care Facility Rev. (Stanley Memorial Hospital Project)
               7.80%, 10/1/19 ......................................................................................       267,728
             Northeastern Pennsylvania, Hospital Authority Rev.
    100,000    Nesbitt Memorial Hospital, Series A, 7.50%, 7/1/12 ..................................................       114,391
    500,000    Wilkes Barre General Hospital, 8.375%, 7/1/06 .......................................................       543,865
  2,400,000  Pitt County, North Carolina, Rev. (Pitt County Memorial Hospital) 5.25%, 12/1/21 ......................     2,260,344
    250,000  Rusk County, Texas, Health Facilities Corp., Hospital Rev. (Henderson Memorial Hospital Project)
               7.75%, 4/1/13 .......................................................................................       263,455

Municipal Bond Fund                           Statement of Net Assets, continued


 Principal                                                                                                               Market
  Amount                                                                                                                  Value
----------------------------------------------------------------------------------------------------------------------------------
             HOSPITALS--continued
$   250,000  Scranton-Lackawanna, Pennsylvania, Health & Welfare Authority Rev. (Moses Taylor Hospital Project)
               Series B, 8.50%, 7/1/20 .............................................................................  $    273,590
             South Dakota State Health & Educational Facility Authority Rev.
    250,000    Sioux Valley Hospital, 7.625%, 11/1/13 ..............................................................       277,741
    500,000    Huron Regional Medical Center, 7.25%, 4/1/20 ........................................................       512,810
    500,000  St. Joseph County, Indiana, Hospital Authority Rev. (Memorial Hospital South Bend Project) MBIA,
               6.25%, 8/15/22 ......................................................................................       510,175
    500,000  St. Petersburg, Florida, Health Facilities Authority Rev., Allegany Health System (St. Mary Hospital)
               Series B, 7.75%, 12/1/15 ............................................................................       573,570
  3,495,000  Tampa, Florida, Rev., Allegany Health Systems, St. Mary's, MBIA, 5.125%, 12/1/23 ......................     3,180,800
    500,000  Tarrant County, Texas, Health Facilities Development Corp., Hospital Rev., Refunding & Improvement
               (Fort Worth Osteopathic Hospital) 7.00%, 5/15/28 ....................................................       522,970
    500,000  Tulsa, Oklahoma, Industrial Authority, Hospital Rev. (Tulsa Regional Medical Center) 6.20%, 6/1/17 ....       540,885
    500,000  Warren County, Pennsylvania, Hospital Authority Rev. (Warren General Hospital Project) Series A,
               6.90%, 4/1/11 .......................................................................................       510,380
  1,000,000  Weslaco, Texas, Health Facilities Development (Knapp Medical Center Project) Series-A, Connie Lee,
               5.25%, 6/1/16 .......................................................................................       936,630
  1,000,000  Wisconsin State Health & Educational Facilities Authority, Rev. (Waukesha Memorial Hospital) Series A,
               AMBAC, 5.25%, 8/15/19 ...............................................................................       918,550
                                                                                                                      ------------
                                                                                                                        28,351,729
                                                                                                                      ------------
             HOUSING  6.3%
    685,000  Austin, Texas, Housing Finance Corp., Multi-Family Housing Rev., 6.50%, 10/1/10 .......................       690,103
     70,000  East Baton Rouge, Louisiana, Mtg. Finance Authority, Single Family Mtg. Rev., Series C, GNMA,
               8.375%, 2/1/17 ......................................................................................        72,888
  1,000,000  Greater Cincinnati, Ohio, (FHA Cambridge Apartments), Series A, 6.60%, 8/1/25 .........................     1,017,500
    500,000  Lebanon County, Pennsylvania, Health Facilities (United Church of Christ Homes Project) Series A,
               6.75%, 10/1/10 ......................................................................................       507,840
  1,000,000  Lynchburg, Virginia, Redevelopment & Housing Authority Rev. (Waldon Pond III) Series A, GNMA,
               6.20%, 7/20/27 ......................................................................................     1,000,000
    250,000  Maine State Housing Authority, Mtg. Purchase Rev., Series B, FHA, 7.90%, 11/15/06 .....................       263,125
    400,000  Maricopa County, Arizona, IDR, Multi-Family Rev., Refunding (Laguna Point Apartments Project)
               6.50%, 7/1/09 .......................................................................................       415,228
    250,000  Massachusetts State, Single Family, Series 31, 6.45%, 12/1/16 .........................................       256,875
    150,000  Minneapolis, Minnesota, Health Care Facility (Ebenezer Society Project) Series A, 7.00%, 7/1/12 .......       150,000
    500,000  Ridgeland, Mississippi, Urban Renewal (The Orchard, Ltd. Project) Series A, 7.75%, 12/1/15 ............       516,850
    500,000  South Carolina State Housing Finance and Development Authority, Homeownership Mtg., Series A,
               7.625%, 7/1/16 ......................................................................................       531,250
  1,000,000  Tennessee Housing Development Agency, 6.80%, 7/1/17 ...................................................     1,045,100
             Texas Housing Agency
    485,000    Residential Development Rev., Adjustable Mtg., Series A, GNMA, 7.60%, 7/1/16 ........................       503,774
    320,000    Single Family Mtg., Refunding, Series A, 7.15%, 9/1/12 ..............................................       332,970
     90,000  Utah State Housing Finance Agency, Single Family Mtg., Series G-1, FHA, 8.10%, 7/1/16 .................        95,625
    150,000  Wisconsin Housing & Economical Development Authority Rev., Series B, 8.00%, 11/1/18 ...................       154,443
                                                                                                                      ------------
                                                                                                                         7,553,571
                                                                                                                      ------------

Municipal Bond Fund                           Statement of Net Assets, continued


 Principal                                                                                                               Market
  Amount                                                                                                                  Value
----------------------------------------------------------------------------------------------------------------------------------
             LIFECARE  0.2%
$   225,000  Scottsdale, Arizona, Industrial Development, Series A, 8.25%, 6/1/15 ..................................  $    244,395
                                                                                                                      ------------
             MISCELLANEOUS  14.3%
    250,000  Berry Creek Metropolitan District, Eagle, Colorado, G.O., Refunding & Improvement, 8.25%, 12/1/11 .....       269,845
    100,000  California Special District Finance Authority, Certificates of Participation Rev., Series A,
               8.50%, 7/1/18 .......................................................................................       108,987
  2,000,000  Clark County, Nevada (Nevada Power Co. Project) IDR, AMBAC, 7.20%, 10/1/22 ............................     2,222,000
    500,000  Compton, California, Certificates of Participation, Refunding, Series B, 7.50%, 8/1/15 ................       541,035
    500,000  Cook County, Illinois, MBIA, 7.00%, 11/1/10 ...........................................................       564,860
    500,000  Detroit, Michigan, Tax Increment (Development Area No. 1) Series A, 7.60%, 7/1/10 .....................       527,880
    500,000  District of Columbia, Series A, AMBAC, 7.50%, 6/1/10 ..................................................       570,970
    500,000  Du Page County, Illinois, Alternative Rev. (Stormwater Project) 6.55%, 1/1/21 .........................       558,205
  1,000,000  El Paso County, Texas, Parking Facilities Rev., 6.50%, 8/15/11 ........................................     1,091,630
    250,000  Emmaus, Pennsylvania, General Authority, Local Government Pool Program Rev., Series A, BIG,
               8.15%, 5/15/18 ......................................................................................       269,912
  1,000,000  Hawaii State, Series -CD, 5.00%, 2/1/03 ...............................................................     1,024,970
    500,000  Highlands Ranch, Colorado, Metropolitan District No. 1, Refunding & Improvement, Series A,
               7.30%, 9/1/12 .......................................................................................       588,045
  1,500,000  Irving, Texas, Flood Control District, Section #3, AMBAC, Zero Coupon, 9/1/08 .........................       755,145
  1,200,000  Kansas City, Missouri, Redevelopment Authority Lease Rev., 5.90%, 12/1/18 .............................     1,218,300
    500,000  Milwaukee County, Wisconsin, Refunding, Series A, 5.25%, 9/1/00 .......................................       519,185
  1,000,000  New York, New York, G.O., Series B, 7.00%, 8/15/16 ....................................................     1,064,200
  1,000,000  Orange County, California, Series A, MBIA, 6.00%, 6/1/09 ..............................................     1,044,420
     50,000  Pocahontas, Iowa, IDR (International Harvester Co.) 10.25%, 10/1/00 ...................................        52,066
  2,000,000  Sullivan County, Tennessee, Industrial Development Board Rev., Mtg. (Brandy Mill I) Series A, GNMA,
               6.35%,7/20/27 .......................................................................................     2,033,300
    100,000  Tampa, Florida, Capital Improvement Project Rev., Series B, 8.375%, 10/1/18 ...........................       106,632
             Texas General Services, Community Partner Interests (Office Building and Land Acquisition Project)
    130,000    7.00%, 8/1/14 .......................................................................................       134,081
    330,000    7.00%, 8/1/24 .......................................................................................       340,372
    250,000  Utah State Building Ownership Authority Lease Rev. (Dept. of Employment Security)  7.80%, 8/15/10 .....       273,498
  1,000,000  Valdez, Alaska, Marine Term Rev., Refunding (Sohio Pipeline) 7.125%, 12/1/25 ..........................     1,112,580
                                                                                                                      ------------
                                                                                                                        16,992,118
                                                                                                                      ------------
             MUNICIPAL UTILITY DISTRICT (MUD)  0.6%
    250,000  Brazoria County, Texas, MUD No. 2, Refunding, 7.00%, 9/1/08 ...........................................       257,422
    500,000  Harris County, Texas, #322, 6.25%, 5/1/17 .............................................................       488,455
                                                                                                                      ------------
                                                                                                                           745,877
                                                                                                                      ------------
             NURSING HOMES  0.5%
    100,000  Carmel, Indiana, Retirement Rent Housing Rev., Refunding (Beverly Enterprises, Inc. Project) Series
               1992, 8.75%, 12/1/08 ................................................................................       113,000
    230,000  Louisiana Public Facilities Authority, IDR, Refunding (Beverly Enterprises, Inc.) 8.25%, 9/1/08 .......       247,781
    250,000  Massachusetts, Industrial Finance Agency, IDR, Refunding (Beverly Enterprises/Gloucester and Lexington
               Projects) Series 1992, 8.00%, 5/1/02 ................................................................       266,765
                                                                                                                      ------------
                                                                                                                           627,546
                                                                                                                      ------------

Municipal Bond Fund                           Statement of Net Assets, continued


 Principal                                                                                                               Market
  Amount                                                                                                                  Value
----------------------------------------------------------------------------------------------------------------------------------
             POLLUTION CONTROL REVENUE (PCR)  5.3%
$   250,000  County of Coshocton, Ohio, Solid Waste Disposal Rev., Refunding (Stone Container Corp. Project) Series
               1992, 7.875%, 8/1/13 ................................................................................  $    262,440
  1,000,000  Farmington, New Mexico, PCR, Refunding, 7.20%, 4/1/21 .................................................     1,095,030
  1,000,000  Ohio State Water Development Authority Facilities Rev., PCR (Ohio Edison Co. Project) 5.95%, 5/15/29 ..       931,670
    570,000  Ohio State Air Quality Development Authority Rev., PCR (Cleveland Co. Project) FGIC, 8.00%, 12/1/13 ...       663,544
  1,000,000  Petersburg, Indiana, PCR, Refunding (Indianapolis Power & Lighting) Series 1993-A, 6.10%, 1/1/16 ......     1,008,270
  1,500,000  Skowhegan, Maine, PCR, Refunding (Scott Paper Company Project) 5.90%, 11/1/13 .........................     1,486,875
    400,000  Stevens County, Washington, Public Corp., PCR (Washington Water & Power Co., Kettle Project)
               6.00%, 12/1/23 ......................................................................................       383,756
    500,000  Sweetwater County, Wyoming, PCR (Idaho Power Co.) Series C, 7.625%, 12/1/13 ...........................       524,835
                                                                                                                      ------------
                                                                                                                         6,356,420
                                                                                                                      ------------
             POOL FINANCING PROGRAM  2.7%
             Arapahoe County, Colorado, Local Public Improvement
  1,000,000    7.00%, 8/31/26 ......................................................................................     1,042,060
  4,500,000    Zero Coupon, 8/31/15 ................................................................................     1,102,230
 10,000,000    Zero Coupon, 8/31/26 ................................................................................     1,057,800
                                                                                                                      ------------
                                                                                                                         3,202,090
                                                                                                                      ------------
             RESOURCE RECOVERY REVENUE  1.6%
    440,000  Broward County, Florida, (North Project) 7.95%, 12/1/08 ...............................................       496,069
  1,000,000  Montgomery County, Pennsylvania, Industrial Development Authority, 7.50%, 1/1/12 ......................     1,067,040
    250,000  Regional Waste Systems, Inc., Maine, Solid Waste, 7.95%, 7/1/10 .......................................       272,870
                                                                                                                      ------------
                                                                                                                         1,835,979
                                                                                                                      ------------
             SALES TAX REVENUE  3.2%
    500,000  Arvada, Colorado, Refunding & Improvement, FGIC, 6.25%, 12/1/12 .......................................       525,915
    250,000  Crestwood, Illinois, Tax Increment Rev., Refunding, 7.25%, 12/1/08 ....................................       251,792
    400,000  Edgewater, Colorado, Redevelopment Authority Tax Increment Rev., Refunding (Edgewater Development
               Project) 6.75%, 12/1/08 .............................................................................       414,160
    100,000  Jefferson County, Colorado, Southeast Jefferson County Local Improvement District, 8.20%, 12/1/13             111,481
  2,000,000  Orange County, Florida, Rev., Series B, FGIC, 5.375%, 1/1/24 ..........................................     1,910,520
    500,000  Rhode Island Depositors' Economic Corp., Special Obligation, Series A, FSA, 6.625%, 8/1/19 ............       564,105
                                                                                                                      ------------
                                                                                                                         3,777,973
                                                                                                                      ------------
             TRANSPORTATION  5.0%
    500,000  Cleveland, Ohio, Parking Facilities Improvement Rev., 8.00%, 9/15/12 ..................................       530,875
    500,000  Delaware Transportation Authority Rev., 5.50%, 7/1/16 .................................................       488,495
  2,000,000  Denver, Colorado, City & County Airport Rev., Series A, MBIA, 5.70%, 11/15/25 .........................     1,957,740
  1,000,000  Des Moines, Iowa, Parking Facilities Rev., FGIC, 7.25%, 7/1/15 ........................................     1,098,550
  1,000,000  New Jersey State Turnpike Authority, Series C, 6.50%, 1/1/16 ..........................................     1,097,610
             Triborough Bridge & Tunnel Authority, New York, Rev.
    150,000    Series A, 8.00%, 1/1/18 .............................................................................       164,091
    500,000    Series R, 7.375%, 1/1/16 ............................................................................       563,410
                                                                                                                      ------------
                                                                                                                         5,900,771
                                                                                                                      ------------

Municipal Bond Fund                           Statement of Net Assets, continued


 Principal                                                                                                               Market
  Amount                                                                                                                  Value
----------------------------------------------------------------------------------------------------------------------------------
             UTILITIES  18.0%
$   500,000  Brownsville, Texas, Utility System Rev., AMBAC, 6.50%, 9/1/17 .........................................  $    552,410
    500,000  Chicago, Illinois, Metropolitan Water District, G.O., 7.00%, 1/1/11 ...................................       587,210
    500,000  Chicago, Illinois, Wastewater Transmission, Rev., FGIC,  6.30%, 1/1/12 ................................       555,650
    500,000  Houston, Texas, Water System Rev., 7.25%, 12/1/07 .....................................................       540,940
             Intermountain Power Agency, Utah
    500,000    1st Crossover Series, Special Obligation, 7.875%, 7/1/14 ............................................       521,960
  1,000,000    Power Supply Rev., Series B, 7.00%, 7/1/21 ..........................................................     1,056,940
    250,000  Jefferson, Wisconsin, Sewer System, Waterworks, 7.40%, 7/1/16 .........................................       285,350
  1,000,000  Los Angeles, California, Dept. of Water & Power, Electric Plan Rev., 5.375%, 9/1/23 ...................       930,460
    930,000  Louisia, Virginia, Industrial Development Authority Hospital Facility Rev. (Virginia Electric & Power)
               AMBAC, 5.45%, 1/1/24 ................................................................................       883,779
    100,000  Massachusetts Municipal Wholesale Electric Co., Power Supply System Rev., Series A, 8.75%, 7/1/18 .....       110,344
    500,000  Massachusetts State Water Resource Authority, Series A, 7.50%, 4/1/16 .................................       568,960
    500,000  New York City Municipal Water Finance Authority, New York, Water & Sewer System Rev., Series C,
               7.75%, 6/15/20 ......................................................................................       587,370
             North Carolina Eastern Municipal Power Agency, Power System Rev.
    500,000    Series A, 4.50%, 1/1/24 .............................................................................       414,170
     50,000    8.00%, 1/1/21 .......................................................................................        54,926
    400,000    8.00%, 1/1/21, Pre-Refunded, 11/1/98 ................................................................       439,408
  1,000,000  North Carolina Municipal Power Agency, Catawba Electric Rev., MBIA, 5.75%, 1/1/20 .....................       998,610
    250,000  North Carolina Municipal Power Agency #1, Catawba Electric Rev., 7.875%, 1/1/19 .......................       273,963
  1,000,000  Northern Minnesota Municipal Power Agency, Series A, AMBAC, 7.25%, 1/1/16 .............................     1,086,760
             Puerto Rico, Electric Power Authority Rev., Series Z
  2,650,000    5.25%, 7/1/21 .......................................................................................     2,436,569
  2,250,000    5.50%, 7/1/16 .......................................................................................     2,161,283
    775,000  Sam Rayburn, Texas, Municipal Power Agency, Refunding, Series A, 6.75%, 10/1/14 .......................       717,418
    500,000  Texas Water Resource Finance Authority Rev., AMBAC, 7.50% 8/15/13 .....................................       532,845
             Washington State Public Power Supply System Rev.
    250,000    Nuclear Project #1, Series B, FGIC, 7.125%, 7/1/16 ..................................................       286,450
    250,000    Nuclear Project #2, Series 1990-C, 7.625%, 7/1/10 ...................................................       289,050
  1,500,000    Nuclear Project #3, MBIA, 5.60%, 7/1/17 .............................................................     1,445,235
  3,000,000    Series C, FGIC, 5.375%, 7/1/15 ......................................................................     2,836,140
    250,000  Winters, Texas, Water Works & Sewer Rev., 8.50%, 8/1/17 ...............................................       311,268
                                                                                                                      ------------
                                                                                                                        21,465,468
                                                                                                                      ------------
               Total Municipal Bonds (Cost $112,360,413) ...........................................................   117,899,351
                                                                                                                      ------------

 Municipal Bond Fund                         Statement of Net Assets, continued





Principal                                                                                                     Market
 Amount                                                                                                        Value
-----------------------------------------------------------------------------------------------------------------------
            Municipal Variable Rate Demand Notes+  2.6%
$1,000,000    Subseries A-4, 3.90%, 8/1/22..............................................................   $  1,000,000
 1,900,000    Subseries A-10, 4.00%, 8/1/16.............................................................      1,900,000
   200,000    Series 1993-A4, 3.90%, 8/1/21.............................................................        200,000
                                                                                                           ------------
              TOTAL MUNICIPAL VARIABLE RATE DEMAND NOTES (Cost $3,100,000)..............................      3,100,000
                                                                                                           ------------
            TOTAL INVESTMENTS (Cost $115,460,413) 101.6%................................................    120,999,351
            Other assets and liabilities, net (1.6)%....................................................     (1,876,431)
                                                                                                           ------------
            NET ASSETS, equivalent to $13.77 per share 100%.............................................   $119,122,920
                                                                                                           ============
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, par value $.01 per share; unlimited shares authorized; 8,649,853
  shares outstanding....................................................................................   $     86,498
Capital surplus.........................................................................................    112,964,627
Undistributed net realized gain on securities...........................................................        374,277
Net unrealized appreciation of investments..............................................................      5,538,937
Undistributed net investment income.....................................................................        158,581
                                                                                                           ------------
NET ASSETS..............................................................................................   $119,122,920
                                                                                                           ============

+Interest rates are as of October 31, 1995          Insurers:
FHA--Federal Housing Administration                 AMBAC--AMBAC Indemnity Corp.
G.O.--General obligation bond                       BIG--Bond Investors Guaranty Insurance Co.
Rev.--Revenue bond                                  CONN--Connie Lee
IDR--Industrial Development Revenue Bond            FGIC--Financial Guaranty Insurance Corp.
                                                    FSA--Financial Security Assurance, Inc.
                                                    MBIA--Municipal Bond Investor's Assurance Corp.






See Notes to Financial Statements.

Municipal Bond Fund                                         Financial Statements

Statement of Operations

                                                                                               Year Ended
                                                                                            October 31, 1995
                                                                                            ----------------
Investment Income
Interest..................................................................................    $  7,405,369
                                                                                              ------------
Expenses
Advisory fees.............................................................................         678,530
Shareholder service agent's fees and expenses.............................................         219,615
Accounting services.......................................................................          90,522
Trustees' fees and expenses...............................................................          27,472
Audit fees................................................................................          16,933
Custodian fees............................................................................           5,823
Legal fees................................................................................           2,351
Reports to shareholders...................................................................          18,750
Registration and filing fees..............................................................          26,447
Miscellaneous.............................................................................           3,931
                                                                                              ------------
  Total expenses..........................................................................       1,090,374
                                                                                              ------------
  Net investment income...................................................................       6,314,995
                                                                                              ------------
Realized and Unrealized Gain on Securities
Net realized gain on securities...........................................................         401,050
Net unrealized appreciation of securities during the period...............................       6,922,298
                                                                                              ------------
  Net realized and unrealized gain on securities..........................................       7,323,348
                                                                                              ------------
  Increase in net assets resulting from operations........................................    $ 13,638,343
                                                                                              ============
----------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                  Year Ended October 31
                                                                               ---------------------------
                                                                                   1995           1994
                                                                               ------------   ------------
NET ASSETS, beginning of period..............................................  $112,088,419   $ 95,903,641
                                                                               ------------   ------------
Operations
 Net investment income.......................................................     6,314,995      5,614,009
 Net realized gain on securities.............................................       401,050         14,380
 Net unrealized appreciation (depreciation) of securities during the period..     6,922,298     (9,413,118)
                                                                               ------------   ------------
  Increase (decrease) in net assets resulting from operations................    13,638,343     (3,784,729)
                                                                               ------------   ------------
Distributions to shareholders from net investment income.....................    (6,187,572)    (5,586,734)
                                                                               ------------   ------------

Net equalization credit......................................................        --             34,076
                                                                               ------------   ------------

Capital transactions
 Proceeds from shares sold...................................................    26,976,160     46,071,557
 Proceeds from shares issued for distributions reinvested....................     5,355,586      4,883,341
 Cost of shares redeemed.....................................................   (32,748,016)   (25,432,733)
                                                                               ------------   ------------
  Increase (decrease) in net assets resulting from capital transactions......      (416,270)    25,522,165
                                                                               ------------   ------------
Increase in Net Assets.......................................................     7,034,501     16,184,778
                                                                               ------------   ------------
NET ASSETS, end of period....................................................  $119,122,920   $112,088,419
                                                                               ============   ============

CAPITAL TRANSACTIONS
 Shares sold.................................................................     2,026,724      3,404,943
 Shares issued for distributions reinvested..................................       402,352        363,194
 Shares redeemed.............................................................    (2,471,996)    (1,889,648)
                                                                               ------------   ------------
  Increase (decrease) in shares outstanding..................................       (42,920)     1,878,489
                                                                               ============   ============

See Notes to Financial Statements.

Money Market Fund                                       Statement of Net Assets
October 31, 1995




Principal                                                                                                Market
 Amount                                                                                                  Value
-------------------------------------------------------------------------------------------------------------------
            Repurchase Agreements*  49.6%
$9,970,000  Lehman Government Securities, 5.90%, repurchase proceeds $9,971,634.....................    $ 9,970,000
 9,965,000  SBC Capital Markets, Inc, 5.90%, repurchase proceeds $9,966,633.........................      9,965,000
 9,965,000  State Street Bank & Trust Co., 5.88%, repurchase proceeds $9,966,628....................      9,965,000
                                                                                                        -----------
            Total Repurchase Agreements (Cost $29,900,000)..........................................     29,900,000
                                                                                                        -----------
            United States Agencies Obligations 32.3%
            Federal Home Loan Banks
 2,000,000  5.68%, 03/15/96.........................................................................      1,958,218
 2,425,000  5.69%, 03/06/96.........................................................................      2,377,521
 3,000,000  Federal Home Loan Mortgage Corp., 5.55%, 12/01/95.......................................      2,986,050
            Federal National Mortgage Association
 3,000,000  5.62%, 02/12/96.........................................................................      2,952,160
 1,280,000  5.64%, 04/11/96.........................................................................      1,248,240
 2,000,000  5.68%, 01/17/96.........................................................................      1,976,080
 3,000,000  5.70%, 12/21/95.........................................................................      2,976,455
 3,000,000  5.79%, 12/18/95.........................................................................      2,977,520
                                                                                                        -----------
            Total United States Agencies Obligations (Cost $19,452,244).............................     19,452,244
                                                                                                        -----------
            Commercial Paper 18.4%
 2,800,000  Associates Corp. of North America, 5.77%, 01/09/96......................................      2,769,021
 2,800,000  General Electric Capital Corp, 5.78%, 11/14/95..........................................      2,793,793
 2,800,000  General Electric Co., 5.67%, 12/11/95...................................................      2,782,174
 2,800,000  Pitney Bowes Credit Corp., 5.78%, 11/27/95..............................................      2,788,198
                                                                                                        -----------
            Total Commercial Paper (Cost $11,133,186)...............................................     11,133,186
                                                                                                        -----------
            TOTAL INVESTMENTS (Cost $60,485,430) 100.3%.............................................     60,485,430
            Other assets and liabilities, net (0.3%)................................................       (180,531)
                                                                                                        -----------
            NET ASSETS, equivalent to $1.00 per share 100%..........................................    $60,304,899
                                                                                                        ===========
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par value $.01 per share; unlimited shares authorized;
 60,304,001 shares outstanding......................................................................    $   603,040
Capital surplus.....................................................................................     59,700,713
Undistributed net investment income.................................................................          1,146
                                                                                                        -----------
NET ASSETS..........................................................................................    $60,304,899
                                                                                                        ===========


*dated 10/31/95, due 11/1/95, collaterallized by U.S. Government obligations in a pool cash account.

See Notes to Financial Statements.

Money Market Fund                                          Financial Statements



Statement of Operations
                                                                                          Year Ended
                                                                                        October 31, 1995
                                                                                        ----------------
Investment Income
Interest...............................................................................    $3,316,783
                                                                                           ----------

Expenses
Advisory fees..........................................................................       281,553
Shareholder service agent's fees and expenses..........................................       520,976
Accounting services....................................................................        57,991
Trustees' fees and expenses............................................................        25,254
Audit fees.............................................................................        13,373
Custodian fees.........................................................................         7,283
Legal fees.............................................................................         2,565
Report to shareholders.................................................................        22,951
Registration and filing fees...........................................................        29,242
Miscellaneous..........................................................................         2,086
Expense reimbursement..................................................................      (400,167)
                                                                                           ----------
    Total expenses.....................................................................       563,107
                                                                                           ----------
    Net investment income..............................................................     2,753,676
                                                                                           ----------
    Increase in net assets resulting from operations...................................    $2,753,676
                                                                                           ==========


--------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                Year Ended October 31
                                                                             ---------------------------
                                                                                 1995           1994
                                                                             ------------   ------------
NET ASSETS, beginning of period............................................  $ 56,401,350   $ 59,198,092
                                                                             ------------   ------------
Operations
  Net investment income....................................................     2,753,676      1,621,523
                                                                             ------------   -------------
Distributions to shareholders from net investment income...................    (2,753,721)    (1,621,596)
                                                                             ------------   ------------
Capital transactions
  Proceeds from shares sold................................................    63,147,486     59,396,624
  Proceeds from shares issued for distributions reinvested.................     2,705,499      1,600,922
  Cost of shares redeemed..................................................   (61,949,391)   (63,794,215)
                                                                             ------------   ------------
    Increase (decrease) in net assets resulting from capital transactions..     3,903,594     (2,796,669)
                                                                             ------------   ------------
Increase (decrease) in Net Assets..........................................     3,903,549     (2,796,742)
                                                                             ------------   ------------
NET ASSETS, end of period..................................................  $ 60,304,899   $ 56,401,350
                                                                             ============   ============
CAPITAL TRANSACTIONS
  Shares sold..............................................................    63,147,478     59,396,624
  Shares issued for distributions reinvested...............................     2,705,499      1,600,922
  Shares redeemed..........................................................   (61,949,391)   (63,794,215)
                                                                             ------------   ------------
    Increase (decrease) in shares outstanding..............................     3,903,586     (2,796,669)
                                                                             ============   ============



See Notes to Financial Statements.

 Notes to Financial Statements



Note 1--Significant Accounting Policies

Common Sense Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which offers shares in ten separate portfolios, five of which are described in this report: Growth Fund ("Growth"), Growth and Income Fund ("Growth and Income"), Government Fund ("Government"), Municipal Bond Fund ("Municipal Bond") and Money Market Fund ("Money Market"). Each Fund is accounted for as a separate entity. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Investment Valuations

   Securities listed or traded on a national securities exchange are valued at the last sales price. Unlisted securities and listed securities for which the last sales price is not available are valued at the most recent bid price. U.S. Government securities are valued at the last reported bid price. Municipal bonds are valued at the last quoted bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service. Variable rate securities are valued at par; periodic rate changes reflect current market conditions. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.

   Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time, until maturity, such investments are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

   Municipal Bond investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 6% of Municipal Bond's investment portfolio. Issuers of certain securities owned by Municipal Bond have obtained insurance guaranteeing their timely payment of principal at maturity and interest. The insurance reduces financial risk but not market risk of the securities.

B. Futures Contracts and Forward Commitments

   General--Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Trust's Investments. The purchase of a futures contract or forward commitment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is also a risk that the market movement of such instruments may not be in the direction forecasted. Note 3--Investment Activity contains additional information.

   Futures Contracts--Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Trust's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains and losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

   Forward Commitments--The Trust trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Trust and dealers. Upon executing a forward commitment and during the period of obligation, the Trust maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Trust is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments, which security settlement is not intended by the Trust and all forward sales commitments, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the commitment, the Trust may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Trust may occasionally close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash settlement of forward commitments.

C. Repurchase Agreements

   A repurchase agreement is a short-term investment in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

D. Federal Income Taxes

   No provision for federal income taxes is required because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards, if any, expire or are offset by net realized capital gains.

   The net realized capital loss carryforward at October 31, 1995 for Government was approximately $31.3 million, which will expire in 2002. Money Market had a capital loss carryforward of approximately $4,100, which will expire in 2002 and 2003. The net realized capital loss carryforwards may be utilized to offset future capital gains until expiration.

E. Investment Transactions and Related Investment Income

   Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

F. Dividends and Distributions

   The Trust, excluding Money Market, declares annual distributions from long-term gains. Dividends from net investment income are declared daily for Government, Municipal Bond and Money Market, quarterly for Growth and Income and annually for Growth. Dividends and distributions to shareholders are recorded on the record date.

   The Trust distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

   Municipal Bond intends to continue to invest principally in tax-exempt obligations sufficient in amount to qualify it to pay "exempt-interest dividends" as defined in the Internal Revenue Code. However, a portion of such dividends may represent tax preference items subject to alternative minimum tax.

G. Equalization

   At October 31, 1994, the Municipal Bond discontinued the accounting practice of equalization, which it had used since its inception. Equalization is a practice whereby a portion of the proceeds from sales and the costs of redemptions of Trust shares, equivalent on a per-share basis to the amount of the undistributed net investment income, is charged or credited to undistributed net investment income.

H. Debt Discount or Premium

   For financial reporting purposes, debt discounts or premiums are accounted for on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on long-term debt securities purchased are amortized over the life of the security. For Money Market and Municipal Bond, all premiums are amortized. Market discounts and premiums are recognized at the time of sale as realized gains and realized losses, respectively, for book purposes, and ordinary income and ordinary loss, respectively, for tax purposes.

Note 2--Advisory Fees and Other Transactions with Affiliates

The Adviser serves as investment manager of the Trust. Advisory fees to Adviser are paid monthly, based on the average daily net assets of each fund at an annual rate as indicated by the following graduated fee schedules.

       Growth Fund &
     Growth and Income                 Government                    Municipal Bond                   Money Market
---------------------------      -------------------------      --------------------------      --------------------------
  Average Daily      Annual      Average Daily      Annual       Average Daily      Annual       Average Daily      Annual
  Net Assets          Rate        Net Assets         Rate         Net Assets         Rate         Net Assets         Rate
----------------     ------      ----------------   ------      ----------------    ------      ----------------    ------
First $1 billion      .65%       First $1 billion    .60%       First $1 billion     .60%       First $2 billion     .50%
Next $1 billion       .60%       Next $1 billion     .55%       Next $1 billion      .55%       Next $2 billion      .475%
Next $1 billion       .55%       Next $1 billion     .50%       Next $1 billion      .50%       Over $4 billion      .45%
Next $1 billion       .50%       Next $1 billion     .45%       Over $3 billion      .45%
Over $4 billion       .45%       Next $1 billion     .40%
                                 Over $5 billion     .35%

The Adviser has voluntarily elected to reimburse Money Market for any ordinary business expenses in excess of 1.00% of its average daily net assets. The Adviser may modify or terminate this election at any time without prior notice. During the period, the Adviser reimbursed $400,167 of Money Market's expenses.

Accounting services include the salaries and overhead expenses of the Trust's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. These charges include the employee costs attributable to the Trust's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services. The services provided by the Adviser are at cost.

PFS Distributors, a wholly owned subsidiary of Travelers Group, Inc., serves as Distributor of the Trust's shares. The Distributor has an exclusive selling agreement with PFS Investments Inc. to sell shares of the Trust. During the period, the Trust paid brokerage commissions of $406,044 to companies which are deemed affiliates of the Distributor's parent because it owns more than 5% of the companies' outstanding voting securities. Certain officers and trustees of the Trust are officers and trustees of the Adviser or its affiliates.

Amounts paid by the Trust to affiliates during the period were as follows:

                                                                Growth                Municipal  Money
                                                    Growth    and Income  Government    Bond     Market
                                                  ----------  ----------  ----------  ---------  ------
Accounting services.............................  $   38,471    $ 16,553    $ 10,679   $  7,656  $6,854
Sales of Trust shares, Distributor commissions..   3,711,115     929,500     378,331    118,219      --


At the end of the period, Growth owned approximately 51% of the Van Kampen American Capital Small Capitalization Fund, ("Small Cap"), an investment company managed by the Adviser. Small Cap comprised approximately 3.9% of Growth's total net assets. Small Cap's portfolio consisted of the following securities.


  NUMBER                                                MARKET
 OF SHARES                                              VALUE
-----------------------------------------------------------------

             Common Stock

             Consumer Distribution

     22,000  Big B, Inc.............................  $   316,250
     22,000  Books-A-Million, Inc...................      280,500
     11,000  Cardinal Health, Inc...................      577,500
      3,000  Carson Pirie Scott & Co................       50,625
      4,000  CDW Computer Centers, Inc..............      195,000
     21,000  Circuit City Stores, Inc...............      698,250
     42,000  Claire's Stores, Inc...................      834,750
     12,000  CompUSA, Inc...........................      481,500
     14,000  Consolidated Stores Corp...............      327,250
      1,000  Dole Food, Inc.........................       38,000
      9,800  Eckerd Corp............................      390,775
     52,000  Fingerhut Companies, Inc...............      695,500
     46,000  General Nutrition Companies, Inc.......    1,115,500
      1,000  Great Atlantic & Pacific...............       20,375
     29,000  Gymboree Corp..........................      659,750
     11,000  Health Management, Inc.................      126,500
      2,000  Hills Stores Co........................       15,250
     10,000  Lear Seating Corp......................      290,000
     14,000  MacFrugals Bargains Closeouts..........      164,500
      9,000  Medicine Shoppe International, Inc.....      389,250
      6,000  Mens Wearhouse, Inc....................      235,500
     15,000  Micro Wharehouse, Inc..................      678,750
     38,000  OfficeMax, Inc.........................      940,500
     83,900  Pier 1 Imports. Inc....................      818,025
      5,000  Proffitts, Inc.........................      118,750
      6,000  Rexel, Inc.............................       69,000
      3,000  Richfood Holdings, Inc.................       74,625
      7,000  Ross Stores, Inc.......................      110,250
     25,000  Staples, Inc...........................      668,750
     42,800  Stop & Shop Companies, Inc.............      877,400
     40,000  Sunglass Hut International, Inc........    1,090,000
      4,000  Tiffany & Co...........................      174,500
     25,000  Viking Office Products, Inc............    1,109,375
     43,000  Waban, Inc.............................      661,125
      6,000  Whole Foods Market, Inc................       72,750
      3,000  Younkers, Inc..........................       66,375
     32,000  Zale Corp..............................      472,000
                                                      -----------
                                                       15,904,700
                                                      -----------

             Consumer Durables

      3,000  Borg Warner Automotive, Inc............       86,625
     50,000  Breed Technologies, Inc................      925,000
     47,000  Brunswick Corp.........................      922,375
     21,000  Champion Enterprises, Inc..............      546,000
     35,000  Clayton Homes, Inc.....................      936,250
     23,000  Cobra Golf, Inc........................      621,000
      4,000  Department 56, Inc.....................      182,500
     24,000  Echlin, Inc............................      864,000
      5,000  Fleetwood Enterprises, Inc.............      103,125
     14,000  Gencorp, Inc...........................      148,750
      8,400  Harman International Industries, Inc...      389,550
     46,000  Leggett & Platt, Inc...................    1,115,500
      7,000  Lennar Corp............................      161,875
     14,000  Outboard Marine Corp...................      297,500
      7,000  Smith (A. O.) Corp.....................      146,125
      6,000  Snap-On Tools, Inc.....................      254,250
     22,000  Toro Co................................      632,500
                                                      -----------
                                                        8,332,925
                                                      -----------

             Consumer Non-Durables

      1,000  Alberto Culver Co., Class B............       31,625
     34,000  American Greetings Corp., Class A......    1,079,500
     29,000  Barefoot, Inc..........................      337,125
      7,000  Fieldcrest Cannon, Inc.................      134,750
      9,000  Fossil, Inc............................       96,750
      2,000  Hormel (G. A.) & Co....................       46,000
     13,000  IBP, Inc...............................      781,625
     41,000  Liz Claiborne, Inc.....................    1,158,250
     23,000  Nautica Enterprises, Inc...............      787,750
     10,000  Nu-Kote Holdings, Inc., Class A........      198,750
     11,000  Phillips-Van Heusen Corp...............      111,375
      3,000  Scotts Co., Class A....................       60,000
      9,000  Smithfield Foods, Inc..................      236,250
     15,000  Springs Industries, Inc................      643,125
      8,000  St. John Knits, Inc....................      382,000
     21,000  Starbucks Corp.........................      834,750
     56,000  Topps, Inc.............................      343,000
      1,000  Unifi, Inc.............................       22,750
      9,000  Universal Foods Corp...................      309,375
     18,000  Westpoint Stevens, Inc.................      382,500
     25,000  Whitman Corp...........................      534,375
     18,000  Wolverine World Wide, Inc..............      549,000
                                                      -----------
                                                        9,060,625
                                                      -----------

             Consumer Services

      4,000  Advo, Inc..............................      102,500
     10,000  Banta Corp.............................      427,500
     12,000  Belo (A. H.) Corp......................      414,000
     14,000  Boston Chicken, Inc....................      476,000
     26,000  Bowne & Co., Inc.......................      481,000
     11,000  Boyd Gaming Corp.......................      148,500
      1,000  Casino America, Inc....................        7,000
     19,000  Equifax, Inc...........................      722,000
      9,000  HFS, Inc...............................      559,125
     30,000  Kelly Services, Inc....................      765,000
     25,000  King World Productions, Inc............      865,625
     21,000  Lone Star Steakhouse Saloon, Inc.......      813,750
      9,000  Media General, Inc., Class A...........      250,875
     21,000  Mirage Resorts, Inc....................      695,625
     19,000  New York Times Co., Class A............      529,625
     27,760  Ogden Corp.............................      635,010
     16,000  Olsten Corp............................      612,000
     17,000  Omnicom Group..........................    1,088,000
     26,000  Outback Steakhouse, Inc................      809,250
      3,000  Papa John's International, Inc.........      116,625
     13,200  PHH Corp...............................      580,800
     31,500  Players International, Inc.............      342,563
      1,000  Pulitzer Publishing Co.................       45,375
     19,000  Regal Cinemas, Inc.....................      741,000
     17,000  Reynolds & Reynolds Co.................      603,500
     23,000  Rio Hotel & Casino, Inc................      293,250



 NUMBER                                                  MARKET
OF SHARES                                                VALUE
-----------------------------------------------------------------

  28,000  Robert Half International, Inc............  $ 1,029,000
  26,000  Sbarro, Inc...............................      549,250
  12,500  Scientific Games Holdings Corp............      415,625
   6,000  Sonic Corp................................      132,000
  13,500  Spelling Entertainment Group, Inc.........      173,813
  24,000  Wendys International, Inc.................      480,000
  32,000  Westcott Communications, Inc..............      444,000
                                                      -----------
                                                       16,349,186
                                                      -----------

          Energy

  17,000  BJ Services Co............................      401,625
  13,000  Brooklyn United Gas Co....................      326,625
  24,100  Eastern Enterprises.......................      716,975
  38,000  El Paso Natural Gas Co....................    1,026,000
  25,000  KCS Energy, Inc...........................      246,875
  12,000  K.N. Energy, Inc..........................      307,500
  25,000  Mesa, Inc.................................      106,250
  91,000  Nabors Industries, Inc....................      784,875
  14,000  NACCO Industries, Inc., Class A...........      805,000
   2,500  National Fuel Gas Co......................       75,000
  24,000  NICOR, Inc................................      648,000
  15,000  Nuevo Energy Co...........................      333,750
  16,000  Offshore Logistics, Inc...................      198,000
  14,400  ONEOK, Inc................................      356,400
  28,000  Pacific Enterprises.......................      693,000
  48,000  Smith International, Inc..................      768,000
   1,000  Tidewater, Inc............................       26,375
  25,000  Union Texas Petroleum Holdings, Inc.......      459,375
  12,000  United Meridian Corp......................      202,500
  24,000  Valero Energy Corp........................      567,000
  30,000  Varco International, Inc..................      277,500
   6,000  Washington Gas & Light Co.................      115,500
     500  Weatherford Enterra, Inc..................       12,250
   3,000  Western Atlas, Inc........................      133,500
  12,400  WICOR, Inc................................      370,450
     188  Williams Companies........................        7,285
                                                      -----------
                                                        9,965,610
                                                      -----------

          Finance

  12,000  Advanta Corp., Class A....................      468,000
  25,000  Ahmanson (H. F.) & Co.....................      634,375
  15,000  AMBAC, Inc................................      643,125
  34,000  American Financial Group, Inc.............      956,250
  25,000  American Re Corp..........................      956,250
  29,000  Bankers Life Holding Corp.................      525,625
  33,000  Bear Stearns Companies, Inc...............      660,000
  24,000  California Federal Bank...................      357,000
   4,000  CCB Financial Corp........................      196,000
  26,000  Charter One Financial, Inc................      737,750
  58,000  City National Corp........................      783,000
  10,000  CMAC Investment Corp......................      475,000
  23,000  Commercial Federal Corp...................      750,375
   1,500  Countrywide Credit Industries, Inc........       33,188
  23,000  Crestar Financial Corp....................    1,319,625
  41,000  Edwards (A.G.), Inc.......................    1,040,375
  22,000  Finova Group, Inc.........................    1,001,000
   7,000  First American Corp.......................      306,250
  10,000  First Financial Corp......................      210,000
  18,000  First Tennessee National Corp.............      972,000
  13,000  First USA, Inc............................      606,125
  20,300  Fremont General Corp......................      596,313
  19,000  GATX Corp.................................      909,625
  49,000  Mercury Financial Co......................      943,250
   7,300  MGIC Investment Corp......................      415,188
   9,000  North American Mtg., Co...................      185,625
  21,000  North Fork Bancorporation.................      459,375
  22,000  Northern Trust Corp.......................    1,050,500
  12,880  Norwest Corp..............................      388,010
   2,000  Ohio Casualty Corp........................       71,500
  10,000  Penncorp Financial Group, Inc.............      238,750
  32,000  Peoples Heritage Financial................      620,000
  25,000  Protective Life Corp......................      712,500
  18,000  Regions Financial Corp....................      720,000
 109,000  Reliance Group Holding....................      803,875
  17,000  Reliastar Financial Corp..................      716,125
   3,000  Roosevelt Financial Group, Inc............       48,375
  38,000  Southtrust Corp...........................      959,500
   5,000  Sovereign Bancorp, Inc....................       50,000
  19,300  Star Banc Corp............................    1,061,500
  16,000  TCF Financial Corp........................      936,000
   6,000  TIG Holdings, Inc.........................      151,500
   6,000  Transatlantic Holdings, Inc...............      405,750
  28,000  Union Planters Corp.......................      854,000
   5,000  Vesta Insurance Group, Inc................      203,125
  38,000  Washington Mutual, Inc....................      980,875
  15,000  Webb Del Corp.............................      313,125
   9,000  Zions Bancorporation......................      623,250
                                                      -----------
                                                       29,048,949
                                                      -----------

          Health Care

  25,000  Amsco International, Inc..................      409,375
  24,000  Bausch & Lomb, Inc........................      840,000
   5,000  Bio Rad Labs, Inc.,  Class A..............      190,625
  19,000  CNS, Inc..................................      199,500
  11,000  Community Health Systems, Inc.............      349,250
  52,000  Cor Therapeutics, Inc.....................      533,000
   1,000  Cordis Corp...............................      110,625
   4,000  Dentsply International, Inc...............      138,000
  29,000  Foundation Health Corp....................    1,236,125
   2,000  HBO & Co..................................      143,250
  20,000  Healthcare Compare Corp...................      770,000
   8,000  Healthsouth Rehabilitation................      211,000
  39,000  Horizon/CMS Healthcare....................      784,875
  37,073  ICN Pharmaceuticals, Inc..................      759,997
  24,000  Integrated Health Services, Inc...........      519,000
  29,000  Lincare Holdings, Inc.....................      725,000
   3,000  Manor Care, Inc...........................       98,625
   1,000  Maxicare Health Plans.....................       17,625
  32,000  Medisense, Inc............................      716,000
  47,500  Mylan Labs, Inc...........................      890,625
  16,000  Nellcor Puritan Bennett, Inc..............      924,000
   8,000  North American Biological.................       65,000
   2,000  Orthofix International,  NV...............       19,500
  16,000  Oxford Health Plans, Inc..................    1,260,000
   6,000  Pacific Physician Services................       94,500
   3,000  Quintiles Transnational Corp..............      192,750
  17,000  Renal Treatment Centers, Inc..............      612,000
   6,000  Rexall Sundown, Inc.......................       90,000
   3,000  Target Therapeutics, Inc..................      229,500
  18,000  Thermo Cardiosystems, Inc.................      877,500
   2,000  United American Healthcare Corp...........       22,250
  12,000  Universal Health Services, Inc., Class B..      448,500
  20,000  Vivra, Inc................................      660,000
  25,320  Watsons Pharmaceuticals, Inc..............    1,145,730
                                                      -----------
                                                       16,283,727
                                                      -----------


   Number                                                 Market
 of Shares                                                Value
------------------------------------------------------------------

             Producer Manufacturing

     16,000  Agco Corp.                                $   754,000
      3,000  Alliant Techsystems, Inc.                     139,500
      5,000  Ametek, Inc.                                   88,750
     14,600  Aptar Group, Inc.                             501,875
      7,000  Blount, Inc., Class A                         305,375
     21,000  Briggs & Stratton Corp.                       847,875
      6,000  Cognex Corp.                                  363,000
     22,000  Cummins Engine Co., Inc.                      792,000
     26,000  Danaher Corp.                                 812,500
     22,000  Detroit Diesel Corp.                          396,000
     11,000  Duracraft Corp.                               239,250
      6,000  Granite Construction, Inc.                    171,750
     18,500  IDEX Corp.                                    698,375
      7,000  INDRESCO, Inc.                                120,750
      1,000  Johnson Controls, Inc.                         58,500
     20,000  Juno Lighting, Inc.                           292,500
      2,000  Kent Electrics Corp.                           97,750
     16,000  Kulicke & Sofa Industries, Inc.               560,000
     24,000  Mueller Industries, Inc.                      561,000
      4,000  National Service Industries, Inc.             119,500
      9,000  Navistar International Corp.                   93,375
     19,000  PACCAR, Inc.                                  798,000
     30,000  Southdown, Inc.                               495,000
     90,000  Sterling Chemicals, Inc.                      731,250
     11,000  Teledyne, Inc.                                275,000
     28,300  Thermo Instrument Systems, Inc.               856,075
     26,000  Timken Co.                                  1,036,750
      8,000  United Waste Systems, Inc.                    316,000
     31,000  Varity Corp.                                1,108,250
      6,000  Watts Industries, Inc., Class A               123,750
     32,000  Wellman, Inc.                                 752,000
      9,000  Wolverine Tube, Inc.                          319,500
                                                       -----------
                                                        14,825,200
                                                       -----------

             Raw Materials/Processing Industries

     17,000  Cleveland Cliffs, Inc.                        641,750
     16,000  Cyprus Amax Minerals                          428,000
      4,000  Cytec Industries, Inc.                        218,000
      6,000  First Mississippi Corp.                       123,750
     14,000  Geon Co.                                      346,500
     24,000  Georgia Gulf Corp.                            801,000
     15,000  Goodrich (B. F.) Co.                          990,000
     46,000  Handy & Harman                                644,000
      8,000  Inland Steel Industries, Inc.                 186,000
      2,000  International Specialty Products, Inc.         17,500
     62,000  Jefferson Smurfit Corp.                       759,500
     40,000  J&L Specialty Steel, Inc.                     660,000
     44,000  Longview Fibre Co.                            643,500
     15,000  Lubrizol Corp.                                435,000
     41,000  Lyondell Petrochemical Co.                    881,500
     46,000  Magma Copper Co., Class B                     770,500
      6,000  Medusa Corp.                                  149,250
      3,000  NCH Corp.                                     163,125
     14,000  Olin Corp.                                    904,750
     51,000  Owens-Illinois, Inc.                          643,875
     12,000  Potlatch Corp.                                505,500
      3,000  Quanex Corp.                                   58,875
     11,000  Rayonier, Inc.                                418,000
     69,000  Rexene Corp.                                  621,000
     20,000  Sealed Air Corp.                              522,500
      5,000  Sigma-Aldrich Corp.                           240,000
     33,000  Sonoco Products Co.                           833,250
     43,000  Stone Container Corp.                         736,375
     46,000  Terra Industries, Inc.                        580,750
      1,000  Texas Industries, Inc.                         52,875
     23,000  USG Corp.                                     669,875
     15,000  Vigoro Corp.                                  652,500
      5,000  Vulcan Materals Co.                           277,500
     43,500  Worthington Industries, Inc.                  744,938
                                                       -----------
                                                        17,321,438
                                                       -----------

             Technology

      6,000  Adaptec, Inc.                                 264,000
     20,000  Alantec Corp.                                 710,000
      4,000  Altera Corp.                                  244,000
     15,000  America Online, Inc.                        1,215,000
      3,000  Analysts International Corp.                   90,000
     28,000  Aspect Telecommunications Corp.               973,000
     19,000  Atmel Corp.                                   594,936
      1,000  Auspex Systems, Inc.                           14,812
     27,000  Autodesk, Inc.                                911,250
     21,400  Avnet, Inc.                                 1,080,700
     10,000  BMC Industries, Inc.                          386,250
     18,000  BMC Software, Inc.                            641,250
     56,000  Borland International, Inc.                   777,000
     36,000  Cadence Design Systems, Inc.                1,174,500
     19,000  Cascade Communications                      1,344,250
     21,000  Cidco, Inc.                                   588,000
      2,000  Computer Network Technology                    13,125
     60,000  Conner Peripherals, Inc.                    1,095,000
     22,000  Credence Systems Corp.                        825,000
      1,000  Dallas Semiconductor Co.                       21,250
     13,000  Dovatron International, Inc.                  399,750
     22,000  Dynatech Corp.                                335,500
     12,000  Electroglas, Inc.                             867,000
     13,000  Electronics For Imaging, Inc.               1,082,250
      4,000  FTP Software, Inc.                            108,188
     34,000  Gateway 2000, Inc.                          1,160,250
      9,000  Harris Corp.                                  525,375
     23,000  In Focus Systems, Inc.                        730,250
     44,000  Integrated Device Technology, Inc.            844,250
     22,000  International Rectifier Corp.               1,009,250
     37,000  Intervoice, Inc.                              689,125
     24,000  KLA Instruments Corp.                       1,050,000
      3,000  Komag, Inc.                                   172,875
     13,000  Lam Research Corp.                            809,250
      3,000  Littelfuse, Inc.                               98,625
     17,000  McAfee Associates, Inc.                       998,750
     10,000  Microchip Technology, Inc.                    397,500
     26,000  Netmanage, Inc.                               542,750
     14,000  Network Equipment Technologies                465,500
     22,000  Network General Corp.                         907,500
     12,500  Novellus Systems, Inc.                        857,812
      8,000  Peoplesoft, Inc.                              688,000
      4,500  Pioneer Standard Electronics, Inc.             62,438
      9,000  Policy Management Systems Corp.               426,375
      5,000  Quantum Corp.                                  86,250
     23,000  Read-Rite Corp.                               819,375
      4,000  Recoton Corp.                                  89,000
     38,000  S3, Inc.                                      650,750
     14,000  Seagate Technology                            638,750
     30,000  Sequent Computer Systems, Inc.                525,000
     25,000  Solectron Corp.                             1,018,750
      9,000  Sterling Software, Inc.                       416,250
     19,000  Symbol Technologies, Inc.                     665,000



   Number                                                 Market
 of Shares                                                Value
------------------------------------------------------------------
   20,000  Teradyne, Inc.............................  $    670,000
   12,000  3Com Corp.................................       582,000
   11,474  U.S. Robotics Corp........................     1,067,080
   19,000  Unitrode Corp.............................       513,000
    8,500  Varian Associates, Inc....................       437,750
   27,000  Vishay Intertechnology, Inc...............       972,000
   19,000  Wyle Electronics, Inc.....................       814,625
   21,000  Xilinx, Inc...............................     1,000,125
                                                       ------------
                                                         39,157,591
                                                       ------------

           Transportation

   49,000  Arkansas Best Corp........................       453,250
   32,000  Comair Holdings, Inc......................       896,000
   10,800  Consolidated Freightways, Inc.............       252,450
    1,000  Continental Airlines, Inc., Class B.......        35,625
   24,000  Fritz Companies, Inc......................       846,000
   26,000  Illinois Central Corp.....................     1,001,000
   22,000  MS Carriers, Inc..........................       341,000
   12,000  Northwest Airlines, Inc., Class A.........       486,000
   19,000  Pittston Company Services Group...........       520,125
    6,000  Stolt Nielsen, S.A........................       182,250
   11,000  TNT Freightways Corp......................       203,500
                                                       ------------
                                                          5,217,200
                                                       ------------

           Utilities

   29,000  AES Corp..................................       572,750
   26,000  AT&T Corp.................................     1,040,000
   34,100  Boston Edison Co..........................       937,750
    4,500  C-Tec Corp................................        94,500
   12,000  California Energy, Inc....................       216,000
   27,000  Centerior Energy Corp.....................       273,375
    4,300  Central Hudson Gas & Electric Corp........       131,688
    1,000  Colorado Public Service Co................        34,000
   10,000  Commnet Cellular, Inc.....................       252,500
   38,000  Delmarva Power & Light Co.................       845,500
   17,000  DQE, Inc..................................       469,625
    8,000  Eastern Utilities Association.............       187,000
    4,251  Firstmiss Gold, Inc.......................        77,049
   42,000  Frontier Corp.............................     1,139,250
   36,000  Illinova Corp.............................     1,026,000
   41,000  Long Island Lighting Co...................       707,250
   33,000  New Mexico Public Service Co..............       556,875
   24,000  NIPSCO Industries, Inc....................       879,000
    9,500  Oklahoma Gas & Electric Co................       380,000
    3,000  Orange & Rockland Utilities...............       105,375
   27,000  Pinnacle West Capital Corp................       742,500
   32,000  Portland General Corp.....................       872,000
   14,200  Southern New England Telecommunications...       514,750
   23,000  U.S. Cellular Corp........................       790,625
    1,000  U.S. Long Distance Corp...................        13,000
                                                       ------------
                                                         12,858,362
                                                       ------------

             Total Common Stock......................   194,325,513
                                                       ------------

           Convertible Preferred Stock

    1,600  FHP International, $1.25, Series A........        38,000
                                                       ------------

Principal
  Amount
  (000)    Repurchase Agreement
---------
  $ 5,805  Lehman Government Securities, Inc.,
             5.75%, 11/01/95                              5,805,000
                                                       ------------

           Total Investments.........................   200,168,513
           Other assets and liabilities, net.........       176,308
                                                       ------------

           NET ASSETS................................  $200,344,821
                                                       ============


Note 3--Investment Activity

During the period, the cost of purchases and proceeds from sales and maturities of investments, excluding short-term investments, forward commitments and variable rate demand notes were:

                                                                     Growth                    Municipal
                                                      Growth       and Income    Government      Bond
                                                  --------------  ------------  ------------  -----------
   Purchases....................................  $5,043,956,174  $839,567,650  $711,194,232  $59,686,173
   Sales........................................   5,091,891,937   860,305,407   802,093,408   53,754,489

Money Market held only short-term investments.

The following table presents the identified cost of investments at the end of the period for federal income tax purposes with the associated net unrealized appreciation.

                                                        Growth                         Municipal
                                       Growth         and Income      Government         Bond
                                   --------------    ------------    ------------    ------------
Identified cost..................  $2,349,280,952    $705,387,413    $374,263,301    $115,460,414
                                   ==============    ============    ============    ============
Gross unrealized appreciation....  $  292,498,875    $129,326,111    $  8,463,025    $  5,934,935
Gross unrealized depreciation....     (30,865,282)    (13,070,508)       (965,595)       (395,998)
                                   --------------    ------------    ------------    ------------
Net unrealized appreciation......  $  261,633,593    $116,255,603    $  7,497,430    $  5,538,937
                                   ==============    ============    ============    ============


At the end of the period, the Trust held the following long futures contracts:

                                                                                     Unrealized
                                                         Number of      Market       Appreciation
         Fund                    Description             Contracts      Value       (Depreciation)
   -----------------   -------------------------------   ---------   -----------    --------------
   Growth              Standard & Poor's 500 Index
                         (expiring Dec. 95)                  340     $99,254,500       $ 39,318
                                                                     ===========       ========

   Growth and Income   Standard & Poor's 500 Index
                         (expiring Dec. 95)                  110     $32,111,750       $444,125
                                                                     ===========       ========

   Government          U.S. Treasury Bond
                         (expiring Dec. 95)                  190     $22,241,875       $405,422
                       U.S. Treasury Notes, five years
                         (expiring Dec. 95)                   80       8,666,250        136,493
                       U.S. Treasury Notes, ten years
                         (expiring Dec. 95)                   80       8,922,500        201,494
                       U.S. Treasury Bond
                         (expiring Mar. 96)                   90      10,504,688          4,181
                       U.S. Treasury Notes, ten years
                         (expiring Mar. 96)                   50       5,578,125         10,308
                                                                     -----------       --------
                                                                     $55,913,438       $757,898
                                                                     ===========       ========

At the end of the period, Government held the following forward commitments for which delivery was not intended:

                                                                                         Unrealized
            Principal                                                    Market         Appreciation
             Amount                        Security                       Value        (Depreciation)
           -----------     ----------------------------------------   -------------    --------------
                           Federal National Mortgage Association
           $10,000,000       8.00%, settling 11/95 (sale)             $(10,243,800)       $ (6,300)
                           Government National Mortgage Association
            10,000,000       7.00%, settling 11/95 (sale)               (9,931,300)            (50)
            10,000,000       7.00%, settling 12/95 (purchase)            9,918,800          79,737
             6,000,000       7.00%, settling 1/96 (purchase)             5,943,780          26,280
            20,000,000       7.50%, settling 11/95 (purchase)           20,262,600         414,944
             5,000,000       8.50%, settling 11/95 (sale)               (5,204,700)        (54,700)
                                                                      ------------        --------
                             (Net obligation $10,285,469)             $ 10,745,380        $459,911
                                                                      ============        ========


Note 4--Trustee Compensation
Trustees who are not affiliated with the Adviser are compensated by the Trust at the annual rate of $19,240 plus a fee of $1,285 per day for the Board meetings attended.

                                                          Growth
                                                            and                Municipal   Money
                                                 Growth   Income   Government    Bond      Market
                                                --------  -------  ----------  ---------  -------
   Trustees' fees for the period............    $150,855  $60,707   $43,787     $24,604   $22,723
                                                ========  =======   =======     =======   =======

Financial Highlights


Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

                                                                                   Year Ended October 31
                                                               -------------------------------------------------------------
                                                                  1995        1994         1993         1992         1991
                                                               ---------   ----------   ----------   ----------   ----------
Growth Fund
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......................   $  15.31    $  16.26     $  16.02     $  15.47     $  11.26
                                                               ---------   ----------   ----------   ----------   ----------
Income from investment operations
Investment income ..........................................        .32         .29          .281         .30          .36
Expenses ...................................................       (.16)       (.16)        (.165)       (.17)        (.17)
                                                               ---------   ----------   ----------   ----------   ----------
Net investment income ......................................        .16         .13          .116         .13          .19
Net realized and unrealized gain or losses on securities ...       3.18         .2075       2.0065       1.3925       4.2425
                                                               ---------   ----------   ----------   ----------   ----------
Total from investment operations ...........................       3.34         .3375       2.1225       1.5225       4.4325
                                                               ---------   ----------   ----------   ----------   ----------
Less distributions from
Net investment income ......................................       (.155)      (.1125)      (.115)       (.17)        (.2225)
Net realized gain on securities ............................      (1.035)     (1.175)      (1.3996)      (.8025)        --
Excess of book-basis net realized gain on securities .......         --          --         (.3679)        --           --
                                                               ---------   ----------   ----------   ----------   ----------
Total distributions ........................................      (1.19)      (1.2875)     (1.8825)      (.9725)      (.2225)
                                                               ---------   ----------   ----------   ----------   ----------
Net asset value, end of period .............................   $  17.46    $  15.31     $  16.26     $  16.02     $  15.47
                                                               =========   ==========   ==========   ==========   ==========
TOTAL RETURN/(1)/ ..........................................      24.01%       2.04%       14.27%        9.83%       39.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions) .......................   $2,611.5    $2,169.9     $2,065.7     $1,648.0     $1,311.5
Average net assets (millions) ..............................   $2,352.1    $2,123.1     $1,894.0     $1,479.7     $1,127.8
Ratios to average net assets
    Expenses ...............................................       1.00%       1.09%        1.14%        1.18%        1.26%
    Net investment income ..................................       1.04%        .89%         .80%         .91%        1.44%
Portfolio turnover rate ....................................        230%        164%         166%         134%         100%

-----------------------------------------------------------------------------------------------------------------------------

Growth and Income Fund
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......................   $  15.77    $  17.13     $  15.54     $  14.70     $  11.49
                                                               ---------   ----------   ----------   ----------   ----------
Income from investment operations
Investment income ..........................................        .51         .45          .46          .435         .46
Expenses ...................................................       (.15)       (.16)        (.17)        (.16)        (.155)
                                                               ---------   ----------   ----------   ----------   ----------
Net investment income ......................................        .36         .29          .29          .275         .305
Net realized and unrealized gain or losses on securities ...       2.715       (.2125)      1.8775       1.2875       3.2225
                                                               ---------   ----------   ----------   ----------   ----------
Total from investment operations ...........................       3.075        .0775       2.1675       1.5625       3.5275
                                                               ---------   ----------   ----------   ----------   ----------
Less distributions from
Net investment income ......................................       (.30)       (.275)       (.2775)      (.295)       (.3175)
Net realized gain on securities ............................      (1.595)     (1.1625)      (.30)        (.4275)        --
                                                               ---------   ----------   ----------   ----------   ----------
Total distributions ........................................      (1.895)     (1.4375)      (.5775)      (.7225)      (.3175)
                                                               ---------   ----------   ----------   ----------   ----------
Net asset value, end of period .............................   $  16.95    $  15.77     $  17.13     $  15.54     $  14.70
                                                               =========   ==========   ==========   ==========   ==========
TOTAL RETURN/(1)/ ..........................................      22.45%        .51%       14.13%       10.85%       31.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions) .......................   $  828.3    $  712.9     $  712.4     $  591.0     $  499.6
Average net assets (millions) ..............................   $  759.6    $  707.5     $  659.5     $  545.0     $  449.4
Ratios to average net assets
    Expenses ...............................................        .96%       1.02%        1.05%        1.09%        1.14%
    Net investment income ..................................       2.27%       1.84%        1.76%        1.84%        2.29%
Portfolio turnover rate ....................................        117%         88%          51%          32%          42%

/(1)/Total return does not consider the effect of sales charges.




See Notes to Financial Statements.

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.




                                                                       Year Ended October 31
                                                          ------------------------------------------------
                                                             1995      1994       1993      1992      1991
                                                          -------   -------   --------   -------   -------
Government Fund
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................  $  9.99   $ 11.80    $ 11.56   $ 11.47   $ 10.79
                                                          -------   -------   --------   -------   -------

Income from investment operations
Investment income.......................................      .79       .78      .8536       .97     1.012
Expenses................................................     (.09)     (.09)    (.0920)     (.11)    (.107)
                                                          -------   -------   --------   -------   -------

Net investment income...................................      .70       .69      .7616       .86      .905
Net realized and unrealized gain or loss on securities..    .6779    (1.358)     .4249     .1639     .6788
                                                          -------   -------   --------   -------   -------

Total from investment operations........................   1.3779     (.668)    1.1865    1.0239    1.5838
                                                          -------   -------   --------   -------   -------

Less distributions from
Net investment income...................................   (.6979)   (.6878)    (.7615)   (.8639)   (.9038)
Net realized gain on securities.........................        -         -      (.185)     (.07)        -
Excess of book-basis net realized gains on securities...        -    (.4542)         -         -         -

Total distributions.....................................   (.6979)   (1.142)    (.9465)   (.9339)   (.9038)
                                                          -------   -------   --------   -------   -------

Net asset value, end of period..........................  $ 10.67   $  9.99    $ 11.80   $ 11.56   $ 11.47
                                                          =======   =======   ========   =======   =======


TOTAL RETURN(1).........................................    14.27%    (5.45%)    10.55%     9.32%    15.16%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................  $ 329.0   $ 335.0    $ 370.2   $ 282.0   $ 189.0
Average net assets (millions)...........................  $ 329.9   $ 353.8    $ 330.1   $ 229.5   $ 161.2

Ratios to average net assets
 Expenses...............................................      .83%      .89%       .89%      .95%      .96%
 Net investment income..................................     6.84%     7.06%      7.35%     7.46%     8.15%

Portfolio turnover rate.................................      214%      256%       218%      112%       39%

(1)Total return does not consider the effect of sales charges.





See Notes to Financial Statements.

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.




                                                                       Year Ended October 31
                                                             ---------------------------------------------
                                                             1995      1994       1993      1992      1991
                                                           --------  -------    -------   -------   -------
Municipal Bond Fund
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................  $ 12.89   $ 14.07    $ 13.03   $ 12.84   $ 12.18
                                                          -------   -------    -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Investment income.......................................      .87       .84       .859      .875      .905
Expenses................................................     (.13)     (.13)     (.141)     (.15)    (.145)
Expense reimbursement(2)................................        -         -        .01         -         -
                                                          -------   -------    -------   -------   -------

Net investment income...................................      .74       .71       .728      .725       .76
Net realized and unrealized gain or loss on securities..     .867    (1.182)     1.038     .2175      .648
                                                          -------   -------    -------   -------   -------

Total from investment operations........................    1.607     (.472)     1.766     .9425     1.408
                                                          -------   -------    -------   -------   -------

DISTRIBUTIONS FROM NET INVESTMENT INCOME................    (.727)    (.708)     (.726)   (.7525)    (.748)
                                                          -------   -------    -------   -------   -------

Net asset value, end of period..........................  $ 13.77   $ 12.89    $ 14.07   $ 13.03   $ 12.84
                                                          =======   =======    =======   =======   =======

TOTAL RETURN(1).........................................    12.72%    (3.38%)    13.84%     7.57%    11.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................  $ 119.1   $ 112.1    $  95.9   $  60.3   $  42.5
Average net assets (millions)...........................  $ 113.1   $ 106.6    $  77.1   $  50.0   $  39.2
Ratios to average net assets(2)
 Expenses...............................................      .96%      .99%       .96%     1.14%     1.15%
 Expenses, without expense reimbursement................        -         -       1.04%        -         -
 Net investment income..................................     5.58%     5.27%      5.29%     5.56%     6.08%
 Net investment income, without expense reimbursement...        -         -       5.21%        -         -

Portfolio turnover rate.................................       49%        4%         4%        6%        1%

Money Market Fund

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....................  $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
                                                          --------  -------    -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS
Investment income.......................................    .0593     .0388       .033     .0424     .0647
Expenses................................................   (.0172)   (.0184)    (.0174)    (.016)    (.014)
Expense reimbursement(2)................................    .0071     .0084      .0074      .006     .0041
                                                          --------  -------    -------   -------   -------
Net investment income...................................    .0492     .0288       .023     .0324     .0548
                                                          --------  -------    -------   -------   -------
DISTRIBUTIONS FROM NET INVESTMENT INCOME................   (.0492)   (.0288)     (.023)   (.0324)   (.0548)
                                                          --------  -------    -------   -------   -------
Net asset value, end of period..........................  $  1.00   $  1.00    $  1.00   $  1.00   $  1.00
                                                          =======   =======    =======   =======   =======

TOTAL RETURN(1).........................................     5.01%     2.91%      2.31%     3.29%     5.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)....................  $  60.3   $  56.4    $  59.2   $  72.5   $  84.8
Average net assets (millions)...........................  $  56.3   $  56.6    $  65.8   $  77.9   $  92.6

Ratios to average net assets(2)
 Expenses...............................................     1.00%     1.00%      1.00%     1.00%     1.00%
 Expenses, without expense reimbursement................     1.71%     1.84%      1.74%     1.60%     1.41%
 Net investment income..................................     4.89%     2.87%      2.30%     3.27%     5.53%
 Net investment income, without expense reimbursement...     4.18%     2.03%      1.56%     2.67%     5.12%

(1)Total return does not consider the effect of sales charges.
(2)See Note 2.



See Notes to Financial Statements.

Report of Independent Auditors


To the Shareholders and Board of Trustees of Common Sense Trust

We have audited the accompanying statements of net assets of Common Sense Growth Fund, Common Sense Growth and Income Fund, Common Sense Government Fund, Common Sense Municipal Bond Fund, and Common Sense Money Market Fund (cumulatively the "Funds"), five of the ten portfolios constituting the series of the Common Sense Trust (the "Trust"), as of October 31, 1995, and for each of the Funds, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds of the Common Sense Trust listed above at October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for each of the periods identified above, in conformity with generally accepted accounting principles.


                                                  ERNST & YOUNG LLP

Houston, Texas
December 1, 1995

Common Sense Trust

Board of Trustees

Donald M. Carlton
A. Benton Cocanougher
Stephen R. Gross
Norman Hackerman
Robert D. H. Harvey
Jeffrey B. Lane
Alan G. Merten
Steven Muller
F. Robert Paulsen
R. Richardson Pettit
Don G. Powell
Alan B. Shepard, Jr.
Miller Upton
Benjamin N. Woodson

-----------------------

Officers

Don G. Powell
  President

Gerald Baxter
Stephen L. Boyd
James Conheady
James A. Gilligan
David C. Johnson
Gary M. Lewis
Dennis J. McDonnell
Ronald A. Nyberg
Robert C. Peck, Jr.
Greg Pitts
John R. Reynoldson
Jeffrey Russell
Alan T. Sachtleben
David R. Troth
D. Richard Williams
Paul R. Wolkenberg
  Vice Presidents

Curtis W. Morell
  Vice President and
  Treasurer
Tanya M. Loden
  Vice President and
  Controller

Nori L. Gabert
  Vice President and
  Secretary

Huey P. Falgout, Jr.
J. David Wise
  Assistant Secretary

Perry F. Farrell
M. Robert Sullivan
  Assistant Treasurers

-----------------------

Investment Adviser

Van Kampen American Capital Asset Management, Inc.
2800 Post Oak Blvd., Houston, Texas 77056

Distributor

PFS Distributors
3100 Breckinridge Blvd., Duluth, Georgia 30199-0001

Shareholder Service Agent

PFS Shareholder Services
3100 Breckinridge Blvd., Duluth, Georgia 30199-0062

Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

Counsel

Sullivan & Worcester
1025 Connecticut Avenue N.W., Washington, D.C. 20036

Independent Auditors

Ernst & Young LLP
1221 McKinney Street, Suite 2400, Houston, Texas 77010


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospective investors after 12/31/95, this annual report must be accompanied by a Common Sense Trust performance data update for the most recent calendar quarter.
--------------------------------------------------------------------------------

---------------------------------------------------
  Shareholder inquiries should be directed in
  writing to the Shareholder Service Agent.
  PFS Shareholder Services, 3100
  Breckinridge Blvd., Duluth, Georgia 30199-0062,
  or by calling (800) 544-5445.
---------------------------------------------------

                                                        ---------------
                                                           BULK RATE
                                                          U.S. POSTAGE
                                                              PAID
                                                        Permit No. 3736
                                                          Houston, TX.
                                                        ---------------
[LOGO -- COMMON SENSE TRUST
         FAMILY OF FUNDS]

Common Sense Shareholder Services
3120 Breckinridge Blvd.
Duluth, Georgia 30199-0001

                   If you have any questions, please contact
                  one of our Customer Service Representatives
                                 1-800-544-5445

PRINTED MATTER
Printed in U.S.A. ###-##-####

Annual
Report
----------------
October 31, 1995


[3 PHOTOS APPEAR HERE]


COMMON SENSE(R) II                                 [COMMON SENSE TRUST LOGO]

Shareholders' Message
November 30, 1995

Dear Shareholder,
The past twelve months have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time--not timing--that leads to investment success.

[PHOTO OF DON G. POWELL]

Don G. Powell


Economic Overview
Although the third quarter posted a stronger-than-expected gross domestic product annual growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than the fourth quarter 1994 rate of 5.1 percent. And, while other key economic data, including unemployment rates and housing starts have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. The financial markets, perceiving that the Fed's monetary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions). For example, the yield on 30-year Treasury securities fell from 7.88 percent at the end of December 1994 to 6.33 percent at the end of October 1995, while its price rose more than 19 percent.

  In a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest performance has been in the technology sector of the market and in stocks of large companies. As the U.S. dollar plunged against several foreign currencies earlier in the year, U.S. companies that had diversified globally were able to capture additional earnings, while technology stocks benefited from the continued booming growth in computers and telecommunications throughout the world.

 Shareholders' Message                                 continued


Economic Outlook
Before taking further monetary action, the Fed is waiting for key indicators to show that the economy has truly settled into a slow growth pattern. We believe they will be more likely to lower rather than increase short-term rates. Meanwhile, as current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. We look for stocks to perform well, particularly those of smaller companies, which tend to be less cyclical than larger companies. In the near term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform has dominated the agenda in Washington. There has been varied speculation about the impact of reform, which may have caused you to wonder how it might affect your investment goals. At this point, no one is certain about what will finally happen. Consequently, in the near term, there may be periodic market fluctuations as various proposals come to the forefront, just as we saw during the debate over the U.S. health care system. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investments.

  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

  Once again, thank you for your continued confidence in Common Sense Trust II and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



/s/  Don G. Powell

Don G. Powell
President

 Portfolio Perspective

--------------------------------------------------------------------------------

 The following is an interview with the portfolio management team of the Common Sense Trust II stock funds. The team includes: Stephen L. Boyd, Common Sense Growth Fund; James A. Gilligan, Common Sense Growth and Income Fund; Gary M. Lewis, Common Sense Emerging Growth Fund; James B. Conheady and Jeffrey Russell, Common Sense International Equity Fund; and Alan T. Sachtleben, executive vice president, equity investments.

--------------------------------------------------------------------------------

Q. What factors had the greatest impact on the performance of the stock funds during the 12 months ended October 31, 1995?

A. The stock market as a whole benefited from continuing economic growth that generated strong corporate profits without increased inflation. The Common Sense Trust II stock funds, in particular, benefited from being heavily invested in technology and finance stocks, which were two of the best performing sectors of the market during the past year.

     One of the most positive aspects of the performance of technology stocks is that the rally has been driven by strong fundamentals--not speculation. There is tremendous demand for real products that likely will be with us for some time to come. It's not just Microsoft's Windows 95, which is positively impacting a variety of industries from hardware to software to retail. There's also the Internet, which practically no one had heard of only a year ago but is now changing the direction of telecommunications.

                  [PIECHART FOR COMMON SENSE II GROWTH FUND
                              HOLDINGS BY SECTOR]

                       Percentage of Net Assets 10/31/95

                         Energy                     7%
                         Producer Manufacturing     6%
                         Technology                17%
                         Consumer Non-Durables      9%
                         Consumer Services          4%
                         Finance                   15%
                         Health Care               12%
                         Utilities                  6%
                         Other                     19%
                         Consumer Distribution      5%

     During the latter part of the reporting period, the Common Sense II stock funds shifted their emphasis within technology from hardware to software companies, which we believe offer more growth potential.

Q. What is your outlook for technology stocks?

A. We still like technology. The sector has produced the biggest earnings gains, product demand continues to be strong and technology stock prices are not high compared to the underlying value of the companies. Still, while we are very optimistic about technology stocks the Fund remains diversified in line with our equity investment philosophy. The diversification of the Common Sense Trust II stocks funds at the end of October is illustrated by the charts at right.


             [PIECHART FOR COMMON SENSE II GROWTH AND INCOME FUND
                              HOLDINGS BY SECTOR]

                       Percentage of Net Assets 10/31/95

                         Energy                     9%
                         Raw Materials/
                           Processing Industries    6%
                         Producer Manufacturing     6%
                         Technology                11%
                         Consumer Non-Durables      8%
                         Consumer Services          6%
                         Finance                   14%
                         Health Care               13%
                         Utilities                 11%
                         Other                     10%
                         Consumer Distribution      6%

Q. What changes did you make to the portfolios during the past year?

A. Throughout the year, both Common Sense Trust II Growth Fund and Common Sense Trust II Growth and Income Fund gradually reduced their holdings of stocks that are most affected by changing economic conditions, often called cyclical stocks. As a result, we reduced the percentage of the funds' assets invested in the stocks of raw materials and manufacturing companies.

     These funds were invested instead in a broader range of stocks, including those of health care and retail companies. We expect the retail industry to be one of the next sectors to benefit from continued economic growth.

     The Common Sense II Emerging Growth Fund, which began on February 21, 1995, initially invested heavily in technology stocks. While technology was the Fund's largest sector at October 31, we gradually focused more on the stocks of telecommunications companies that would be expected to benefit from technology trends, such as the increasing popularity of the Internet. We also concentrated on healthcare stocks, since that is where many of the new growth companies can be found. The Fund's diversification at fiscal year-end is illustrated by the chart at left.

              [PIECHART FOR COMMON SENSE II EMERGING GROWTH FUND
                             HOLDINGS BY INDUSTRY]

                       Percentage of Net Assets 10/31/95

                   Energy                                 5%
                   Raw Materials/Processing Industries    5%
                   Prodcer Manufacturing                  6%
                   Technology                            28%
                   Consumer Non-Durables                  3%
                   Consumer Services                      9%
                   Finance                               10%
                   Health Care                           15%
                   Other                                 12%
                   Consumer Distribution                  7%

     Common Sense II International Equity Fund, which was invested according to its objective beginning on March 17, 1995, remains diversified in terms of both industries and countries. As of October 31, 1995, about 48 percent of the Fund's assets were invested in Europe, with concentrations in Austria, Ireland, Netherlands and Sweden. The Fund continued to be cautious in Japan, with only 7 percent of its assets invested there. We found better values in other Asian countries, such as Hong Kong, Singapore and Malaysia. At the end of the reporting period, the Fund had investments in over 20 countries and we continued to search the world for growth companies that were the most attractive companies in their local market. The Fund's diversification on October 31 is illustrated by the chart below.

              [PIECHART FOR COMMON SENSE II INTERNATIONAL EQUITY
                           FUND HOLDINGS BY COUNTRY]

                       Percentage of Net Assets 10/31/95

                   Sweden                                 6%
                   Singapore                              5%
                   Austria                                6%
                   France                                 5%
                   Germany                                4%
                   Hong Kong                              3%
                   Ireland                                5%
                   Japan                                  7%
                   Malaysia                               4%
                   Mexico                                 4%
                   Netherlands                            7%
                   United Kingdom                         4%
                   Italy                                  6%
                   Other                                 31%
                   Denmark                                3%


Q. How did the Funds perform during the year ended October 31, 1995?

A. Common Sense II Growth Fund Class A Shares achieved a total return at net asset value (without a sales charge) of 22.44. Class B Shares achieved a total return at net asset value of 21.50 percent.

     Common Sense II Growth and Income Fund Class A Shares achieved a total return at net asset value of 20.20 percent for the same period, including reinvestment of dividends totaling $0.145 per share. Class B Shares achieved a total return at net asset value of 19.19 percent, including reinvestment of dividends totaling $0.064 per share.

     By comparison, the Standard & Poor's 500-Stock Index, a broad-based, unmanaged index that reflects general stock market performance, achieved a total return of 26.36 percent for the period. The Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

     From inception on February 21, 1995, through October 31, 1995, Common Sense II Emerging Growth Fund Class A Shares achieved a total return at net asset value of 28.11 percent. For the same period, Class B Shares achieved a total return at net asset value of 27.43 percent. By comparison, the Russell 2000 Index, an unmanaged index used as a benchmark for many emerging growth funds, achieved a total return of 16.78 for the same period. The Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

 Portfolio Perspective


    From March 17, 1995 (the date the Fund started meeting its investment objective), through October 31, 1995, Common Sense II International Equity Fund Class A Shares achieved a total return at net asset value of 16.28 percent. For the same period, Class B Shares achieved a total return at net asset value of 15.69 percent. By comparison, the Morgan Stanley Capital International EAFE Index, an unmanaged index used as a benchmark for many international funds, achieved a total return of 2.29 percent for the same period. The Fund significantly outperformed the Index during the reporting period primarily because the Fund had a much smaller percentage of its assets invested in Japanese stocks than did the Index. Of course, the Index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

Q. What is the outlook for stocks?

A. The outlook is excellent, which is not to say that a correction could not occur in the near term. However, some very positive forces are present: moderate economic growth, low inflation and acceptable levels of interest rates. These should limit any decline to a modest one. Looking farther into the future, these three conditions-perhaps aided by another move by the Federal Reserve Board to lower short-term interest rates-should lead to higher stock prices.


/s/ALAN T. SACHTLEBEN     /s/STEPHEN L. BOYD           /s/JAMES A. GILLIGAN
Alan T. Sachtleben        Stephen L. Boyd              James A. Gilligan
Executive Vice President  Portfolio Manager            Portfolio Manager
Equity Investments        Common Sense II Growth Fund  Common Sense II
                                                       Growth and Income Fund



/s/GARY M. LEWIS          /s/JAMES B. CONHEADY         /s/JEFFREY RUSSELL
Gary M. Lewis             James B. Conheady            Jeffrey Russell
Portfolio Manager         Portfolio Co-Manager         Portfolio Co-Manager
Common Sense II           Common Sense II              Common Sense II
Emerging Growth Fund      International Equity Fund    International Equity Fund

 The following is an interview with the portfolio management team of the Common Sense Trust II Government Fund. The team includes John R. Reynoldson, portfolio manager, and Robert C. Peck, Jr., executive vice president, fixed-income investments.

Q. What factors had the greatest impact on the performance of the Common Sense Trust II Government Fund during the year ended October 31, 1995?

A. The past year was characterized, almost entirely, by falling interest rates and lower inflation. The period started with 10-year U.S. Treasury note yields near 8 percent and ended with yields near 6 percent, as illustrated by the chart at right. As a consequence, most fixed-income market indices experienced double-digit total rates of return (the combined value of dividends received on a fixed-income security and any increase in the value of the security itself).

       The rally occurred as it became clear that the Federal Reserve Board's efforts to slow both economic growth and inflation rates were working. Most measures of inflation showed an annualized rate below 3 percent.


Yields on 10-Year Treasury Notes
       11/4/94 - 10/27/95

     [CHART APPEARS HERE]

 Month      Percentage
 -----      ----------
11/4/94        8.02%
12/2/94        7.8
12/30/94       7.82
1/27/95        7.61
2/24/95        7.31
3/24/95        7.08
4/21/95        7
5/19/95        6.63
6/16/95        6.2
7/14/95        6.16
8/11/95        6.61
9/8/95         6.22
10/6/95        6.06
10/27/95       6.04


Source: Bloomberg



Q. What changes did you make to the portfolio in light of the slower economic growth and inflation rates?

A. We responded early in the reporting period by increasing the Fund's sensitivity to changes in interest rates, as it became more apparent that the fundamentals were becoming more positive for bonds. The sensitivity, called duration, was set so that the Fund's net asset value moved about the same as that of a seven-year Treasury note, a level that is somewhat above its long-term average.

       In addition, we increased the Fund's holdings of federally sponsored mortgage-backed securities during the fourth quarter of 1994 and first quarter of 1995. We purchased 30-year securities which we believed had minimal risk of being prepaid by homeowners as interest rates fell.

Q.   How did the Fund perform during the twelve months ended October 31, 1995?

A. Common Sense II Government Fund Class A Shares achieved a total return at net asset value of 11.20 percent, including reinvestment of dividends totaling $0.6466 per share. Class B Shares achieved a total return at net asset value of 10.42 percent, including reinvestment of dividends totaling $0.5623 per share. By comparison, the Lehman Brothers General U.S. Government Index achieved a total return of 15.40 percent. This unmanaged index is used as a benchmark for many government funds, but it does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

Q.   What is the outlook for fixed-income securities?

A. Our outlook for the next six months is positive. Economic growth and inflation rates are projected to remain moderate, and political leaders in Washington appear to be serious about passing measures that should improve the country's long-term fiscal strength. Additionally, the Fed may reduce short-term interest rates again in the near future, providing a further boost to the economy. The major short-term concern is that the bond market, because of the rally it has enjoyed in recent months, is vulnerable to any unexpected bad news.

  /s/ Robert C. Peck, Jr.              /s/ John R. Reynoldson
  Robert C. Peck, Jr.                  John R. Reynoldson
  Executive Vice President             Portfolio Manager
  Fixed Income Securities              Common Sense II Government Fund

 Growth II Fund                                          Statement of Net Assets
 October 31, 1995

  Number                                                Market
of Shares                                                Value
---------------------------------------------------------------
         Common Stock  86.5%

         CONSUMER DISTRIBUTION  5.3%

  3,000  Dayton Hudson Corp........................  $  206,250
 *9,500  Eckerd Corp...............................     376,437
  8,000  Gap, Inc..................................     315,000
 *3,000  Kohl's Corp...............................     136,125
*16,000  Kroger Co.................................     534,000
  8,000  May Department Stores Co..................     314,000
  6,000  Nordstrom, Inc............................     222,375
 *9,500  OfficeMax, Inc............................     235,125
 15,000  Sears, Roebuck & Co.......................     510,000
                                                     ----------
                                                      2,849,312
                                                     ----------
         CONSUMER DURABLES  1.4%

  2,500  Chrysler Corp.............................     129,062
  8,000  Echlin, Inc...............................     286,000
  8,000  General Motors Corp.......................     350,000
                                                     ----------
                                                        765,062
                                                     ----------
         CONSUMER NON-DURABLES  8.9%

  9,500  ConAgra, Inc..............................     366,937
  4,000  CPC International, Inc....................     265,500
  9,700  Duracell International, Inc...............     508,037
  6,000  General Mills, Inc........................     344,250
  6,000  Gillette Co...............................     290,250
  5,500  Heinz (H. J.) Co..........................     255,750
 17,000  Nabisco Holdings Corp., Class A...........     456,875
 14,000  PepsiCo, Inc..............................     738,500
  8,000  Procter & Gamble Co.......................     648,000
 10,000  Ralston Purina Group......................     593,750
 13,000  Sara Lee Corp.............................     381,875
                                                     ----------
                                                      4,849,724
                                                     ----------
         CONSUMER SERVICES  4.2%

  2,400  Capital Cities ABC, Inc...................     284,700
 *8,000  Cox Communications, Inc...................     150,000
  4,000  Disney (Walt) Co..........................     230,500
  6,600  Marriott International, Inc...............     243,375
 12,500  Service Corp. International...............     501,563
*10,000  Tele-Communications International, Class A     226,250
  7,000  Time Warner, Inc..........................     255,500
  3,300  Tribune Co................................     208,313
 *4,000  Viacom, Inc., Class B.....................     200,000
                                                     ----------
                                                      2,300,201
                                                     ----------

 Growth II Fund                               Statement of Net Assets, continued


  Number                                                                             Market
of Shares                                                                            Value
---------------------------------------------------------------------------------------------
            ENERGY  6.5%

    13,500  Coastal Corp........................................................   $  437,062
     7,500  Exxon Corp..........................................................      572,812
     5,500  Mobil Corp..........................................................      554,125
    17,500  Panhandle Eastern Corp..............................................      441,875
     6,000  Repsol SA, ADR......................................................      177,750
     4,000  Schlumberger, Ltd...................................................      249,000
     7,500  Texaco, Inc.........................................................      510,938
    10,500  USX-Marathon Group..................................................      186,375
    11,000  Williams Companies..................................................      424,875
                                                                                   ----------
                                                                                    3,554,812
                                                                                   ----------
            FINANCE  14.7%

    10,000  Ahmanson (H.F.) & Co................................................      250,000
     6,500  American Express Co.................................................      264,062
     3,500  American International Group, Inc...................................      295,312
    14,300  Bank Of Boston Corp.................................................      636,350
     5,700  Bank of New York, Inc...............................................      239,400
     4,300  BankAmerica Corp....................................................      247,250
     8,500  Bankers Trust New York Corp.........................................      541,875
     7,500  BayBanks, Inc.......................................................      607,500
     3,000  Chase Manhattan Corp................................................      171,000
     3,000  Chemical Banking Corp...............................................      170,625
     7,000  CoreStates Financial Corp...........................................      254,625
      *900  Donaldson, Lufkin & Jenrette, Inc...................................       26,775
     7,000  Federal National Mortgage Association...............................      734,125
    13,000  Greenpoint Financial Corp...........................................      351,000
    18,000  Green Tree Financial Corp...........................................      479,250
     5,000  Merrill Lynch & Co., Inc............................................      277,500
     2,500  Morgan Stanley Group, Inc...........................................      217,500
     5,700  Morgan (J.P.) & Co., Inc............................................      439,613
   147,311  Van Kampen American Capital Small Capitalization Fund (see Note 2)..    1,792,776
                                                                                   ----------
                                                                                    7,996,538
                                                                                   ----------
            HEALTH CARE  11.7%

     3,000  American Home Products Corp.........................................      265,875
    *4,800  Amgen, Inc..........................................................      230,400
     5,500  Astra, AB, Series A, ADR............................................      202,125
     4,500  Baxter International, Inc...........................................      173,812
     3,500  Becton Dickinson & Co...............................................      227,500
    15,000  Caremark International, Inc.........................................      309,375
    *1,500  Cordis Corp.........................................................      165,750
   *10,000  Genzyme Corp........................................................      582,500
     4,300  Lilly (Eli) & Co....................................................      415,488
     5,000  Mallinckrodt Group, Inc.............................................      173,750
     6,000  Medtronic, Inc......................................................      346,500
     4,600  Merck & Co., Inc....................................................      264,500
    *3,000  Nellcor Puritan Bennett, Inc........................................      172,500
    10,000  Pfizer, Inc.........................................................      573,750

 Growth II Fund                               Statement of Net Assets, continued


 Number                                               Market
of Shares                                             Value
-------------------------------------------------------------
         HEALTH CARE-continued

 12,000  Schering-Plough Corp.....................  $  643,500
 12,500  SmithKline Beecham, ADR..................     648,438
  1,600  St. Jude Medical, Inc....................      85,200
 10,000  U. S. Healthcare, Inc....................     385,000
  5,500  Warner Lambert Co........................     468,188
                                                    ----------
                                                     6,334,151
                                                    ----------
         PRODUCER MANUFACTURING  6.0%

  3,200  Fluor Corp...............................     180,800
  5,500  General Electric Co......................     347,875
  8,000  Honeywell, Inc...........................     336,000
  3,000  Illinois Tool Works, Inc.................     174,375
  6,000  ITT Corp.................................     735,000
  3,300  Rockwell International Corp..............     146,850
*12,000  Thermo Fibertek, Inc.....................     189,000
  2,000  TRW, Inc.................................     131,500
  9,000  United Technologies Corp.................     798,750
  7,000  WMX Technologies, Inc....................     196,875
                                                    ----------
                                                     3,237,025
                                                    ----------
         RAW MATERIALS/PROCESSING INDUSTRIES  3.1%

  4,200  Champion International Corp..............     224,700
  5,800  Freeport-McMoRan, Copper Gold, Series B..     131,950
  4,200  Grace (W.R.) & Co........................     234,150
 18,000  James River Corp.........................     578,250
  5,000  Monsanto Co..............................     523,750
                                                    ----------
                                                     1,692,800
                                                    ----------
         TECHNOLOGY  17.3%

  3,000  Adobe Systems, Inc.......................     171,000
 *6,000  Bay Networks, Inc........................     397,500
  5,000  Boeing Co................................     328,125
 *8,000  Cisco Systems, Inc.......................     620,000
*11,500  Compaq Computer Corp.....................     641,125
 12,000  Computer Associates International, Inc...     660,000
*12,700  Dell Computer Corp.......................     592,138
*11,500  Digital Equipment Corp...................     622,437
  3,200  DST Systems, Inc.........................      67,200
  7,000  General Motors Corp., Class H............     294,000
  6,000  Hewlett-Packard Co.......................     555,750
 10,000  Intel Corp...............................     698,750
  7,000  International Business Machines Corp.....     680,750
  9,000  Loral Corp...............................     266,625
 *6,000  LSI Logic Corp...........................     282,750
  3,500  McDonnell Douglas Corp...................     286,125
 *5,000  Microsoft Corp...........................     500,000
  2,500  Motorola, Inc............................     164,063
 *4,000  National Semiconductor Corp..............      97,500
  3,000  Northrop Grumman Corp....................     171,750


 Growth II Fund                               Statement of Net Assets, continued

   Number                                                                                                Market
 of Shares                                                                                                Value
------------------------------------------------------------------------------------------------------------------
              TECHNOLOGY-continued

      *3,000  Oracle System Corp....................................................................   $   130,875
      *1,200  Parametric Technology Corp............................................................        80,400
      *8,500  Symantec Corp.........................................................................       206,656
       3,800  Texas Instruments, Inc................................................................       259,350
     *11,000  3Com Corp.............................................................................       517,000
       2,800  Varian Associates, Inc................................................................       143,850
                                                                                                       -----------
                                                                                                         9,435,719
                                                                                                       -----------
              TRANSPORTATION  1.5%

       3,000  Burlington Northern Santa Fe, Inc.....................................................       251,625
       8,000  Conrail, Inc..........................................................................       550,000
                                                                                                       -----------
                                                                                                           801,625
                                                                                                       -----------
              UTILITIES  5.9%

       3,000  Ameritech Corp........................................................................       162,000
      10,000  AT&T Corp.............................................................................       640,000
     *10,000  Cellular Communications, Inc., Class A................................................       536,250
      14,000  Frontier Corp.........................................................................       378,000
      26,000  MCI Communications Corp...............................................................       648,375
       3,000  SBC Communications, Inc...............................................................       167,625
     *21,000  WorldCom, Inc.........................................................................       685,125
                                                                                                       -----------
                                                                                                         3,217,375
                                                                                                       -----------
                Total Common Stock (Cost $43,295,733)...............................................    47,034,344
                                                                                                       -----------
  Principal
   Amount     Short-Term Investments  14.4%
-------------
              REPURCHASE AGREEMENT  11.7%
**$6,380,000  SBC Capital Markets, Inc., dated 10/31/95, 5.87%, due 11/01/95 (Collateralized by
                U.S. Government obligations in a pooled cash account)
                repurchase proceeds $6,381,040......................................................     6,380,000
                                                                                                       -----------
              UNITED STATES GOVERNMENT OBLIGATIONS  2.7%
 **1,500,000  United States Treasury Bills, 5.46%, 2/1/96...........................................     1,479,390
                                                                                                       -----------
                Total Short-Term Investments (Cost $7,859,326)......................................     7,859,390
                                                                                                       -----------
              TOTAL INVESTMENTS (Cost $51,155,059)  100.9%..........................................    54,893,734
              Other assets and liabilities, net  (0.9)%.............................................      (469,946)
                                                                                                       -----------
              NET ASSETS, equivalent to $14.57 per share for Class A
                and $14.41 per share for Class B shares  100%.......................................   $54,423,788
                                                                                                       ===========
NET ASSETS WERE COMPRISED OF:

Shares of beneficial interest, at par; 1,447,190 Class A and 2,313,448 Class B shares outstanding...   $    37,606
Capital surplus.....................................................................................    47,981,929
Undistributed net realized gain on securities.......................................................     2,593,885
Net unrealized appreciation of securities
  Investments.......................................................................................     3,738,675
  Futures contracts.................................................................................        71,693
                                                                                                       -----------
NET ASSETS..........................................................................................   $54,423,788
                                                                                                       ===========

* Non-income producing security
**Securities with a market value of approximately $5.9 million were placed as collateral for futures contracts (see Note 1D)


See Notes to Financial Statements.

 Growth II Fund                               Financial Statements



Statement of Operations                                           Year Ended
                                                               October 31, 1995
Investment Income
Dividends....................................................        $  391,376
Interest.....................................................           206,534
                                                                     ----------
  Investment income..........................................           597,910
                                                                     ----------
Expenses
Advisory fees................................................           189,060
Shareholder service agent's fees and expenses................           376,333
Accounting services..........................................            47,314
Service fees--Class A........................................            28,641
Distribution and service fees--Class B.......................           176,297
Trustees' fees and expenses..................................            24,084
Audit fees...................................................            11,883
Legal fees...................................................             1,364
Reports to shareholders......................................            28,200
Registration and filing fees.................................            90,032
Miscellaneous................................................             1,344
Expense reimbursement........................................           (42,461)
                                                                     ----------
  Total expenses.............................................           932,091
                                                                     ----------
  Net investment loss........................................          (334,181)
                                                                      ---------
Realized and Unrealized Gain on Securities
Net realized gain on securities
  Investments................................................         2,897,521
  Futures contracts..........................................           226,423
Net unrealized appreciation of securities during the period
  Investments................................................         3,467,222
  Futures contracts..........................................            55,205
                                                                     ----------
Net realized and unrealized gain on securities...............         6,646,371
                                                                     ----------
Increase in net assets resulting from operations.............        $6,312,190
                                                                     ==========


--------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                    May 3, 1994*
                                                                  Year Ended           through
                                                               October 31, 1995   October 31, 1994
                                                               ----------------   ----------------
NET ASSETS, beginning of period..............................       $10,163,636        $       200
                                                                    -----------        -----------
Operations
  Net investment loss........................................          (334,181)            (8,840)
  Net realized gain (loss) on securities.....................         3,123,944           (195,878)
  Net unrealized appreciation of securities during the period         3,522,427            287,941
                                                                    -----------         ----------
   Increase in net assets resulting from operations..........         6,312,190             83,223
                                                                    -----------         ----------
Capital transactions
  Proceeds from shares sold
    Class A..................................................        17,139,771          4,406,808
    Class B..................................................        25,723,932          5,848,735
                                                                    -----------        -----------
                                                                     42,863,703         10,255,543
                                                                    -----------        -----------
  Cost of shares redeemed
    Class A..................................................        (2,973,033)           (63,815)
    Class B..................................................        (1,942,708)          (111,515)
                                                                     -----------        -----------
                                                                     (4,915,741)          (175,330)
                                                                     -----------        -----------
  Increase in net assets resulting from capital transactions.        37,947,962         10,080,213
                                                                    -----------        -----------
Increase in Net Assets.......................................        44,260,152         10,163,436
                                                                    -----------        -----------
NET ASSETS, end of period....................................       $54,423,788        $10,163,636
                                                                    ===========        ===========

*Commencement of operations
See Notes to Financial Statements.

Growth & Income II Fund                                Statement of Net Assets

October 31, 1995



  Number                                         Market
of Shares                                        Value
--------------------------------------------------------
           Common Stock 87.3%

           CONSUMER DISTRIBUTION 5.3%

   *3,500  Ann Taylor Stores, Inc............ $   38,500
    2,300  Dayton Hudson Corp................    158,125
  *11,500  Federated Department Stores, Inc..    291,812
    3,900  Fleming Companies, Inc............     88,238
    3,900  Gap, Inc..........................    153,563
      900  Interstate Bakeries Co............     19,238
   11,000  May Department Stores Co..........    431,750
   *3,200  Nine West Group, Inc..............    142,400
    5,300  Nordstrom, Inc....................    196,431
    8,900  Sears, Roebuck & Co...............    302,600
                                              ----------
                                               1,822,657
                                              ----------
           CONSUMER DURABLES 1.3%
    3,200  Eastman Kodak Co..................    200,399
    3,300  General Motors Corp...............    144,375
    6,300  Sunbeam-Oster, Inc................     94,500
                                              ----------
                                                 439,274
                                              ----------
           CONSUMER NON-DURABLES 8.1%
    4,900  Coca-Cola Co......................    352,187
    3,300  CPC International, Inc............    219,038
    2,500  General Mills, Inc................    143,438
    5,500  Gillette Co.......................    266,062
    2,000  Kellogg Co........................    144,500
   16,800  Nabisco Holdings Corp., Class A...    451,500
    2,200  Nike, Inc., Class B...............    124,850
    5,900  Procter & Gamble Co...............    477,900
    5,900  Quaker Oats Co....................    201,337
    7,500  Ralston Purina Group..............    445,313
                                              ----------
                                               2,826,125
                                              ----------
           CONSUMER SERVICES 4.3%
    2,200  Capital Cities ABC, Inc...........    260,974
    4,800  Disney (Walt) Co..................    276,600
    6,700  McDonald's Corp...................    274,700
    3,100  Omnicom Group, Inc................    198,013
   *5,700  Viacom, Inc., Class B.............    285,000
    9,100  Wendy's International, Inc........    180,863
                                              ----------
                                               1,476,150
                                              ----------

Growth & Income II Fund                       Statement of Net Assets, continued

  Number                                                               Market
of Shares                                                               Value
-------------------------------------------------------------------------------
           ENERGY  9.0%
    3,700  British Petroleum Co., PLC, ADR.......................... $  326,525
    9,300  Exxon Corp...............................................    710,288
    4,900  Mobil Corp...............................................    493,675
   15,400  Pacific Enterprises......................................    381,150
    5,400  Panhandle Eastern Corp...................................    136,350
    5,700  Royal Dutch Petroleum Co., ADR...........................    700,387
    5,600  Texaco, Inc..............................................    381,500
                                                                     ----------
                                                                      3,129,875
                                                                     ----------
           FINANCE  14.4%
    2,800  Ahmanson (H.F.) & Co.....................................     70,000
    3,450  American International Group, Inc........................    291,094
    6,400  Banc One Corp............................................    216,000
    4,800  Bank Of Boston Corp......................................    213,600
    8,000  Bankers Trust New York Corp..............................    510,000
    3,300  BayBanks, Inc............................................    267,300
    2,300  Beacon Properties Corp...................................     50,025
    5,200  Chemical Banking Corp....................................    295,750
    3,100  Chubb Corp...............................................    278,613
    6,900  CoreStates Financial Corp................................    250,988
    5,500  Debartolo Realty Corp....................................     71,500
    1,300  Duke Realty Investments, Inc.............................     39,812
    7,700  Federal National Mortgage Association....................    807,538
    1,200  Health Care Property Investors, Inc......................     40,650
    8,400  Horace Mann Educators Corp...............................    223,649
    6,500  Morgan (J.P.) & Co., Inc.................................    501,312
   14,100  Prudential Reinsurance Holdings..........................    287,288
    3,500  St. Paul Companies, Inc..................................    177,625
    9,400  State Street Boston Corp.................................    365,425
      300  Vornado Realty Trust.....................................     10,763
    1,100  Weingarten Realty Investors..............................     37,950
                                                                     ----------
                                                                      5,006,882
                                                                     ----------
           HEALTH CARE  11.4%
    5,200  Abbott Laboratories, Inc.................................    206,700
    4,300  American Home Products Corp..............................    381,087
   *7,800  Amgen, Inc...............................................    374,400
    4,000  Astra, AB, Series A, ADR.................................    147,000
    6,000  Baxter International, Inc................................    231,750
   *9,000  Charter Medical Corp.....................................    162,000
    5,300  Mallinckrodt Group, Inc..................................    184,175
    9,900  Merck & Co., Inc.........................................    569,250
    6,200  Pfizer, Inc..............................................    355,725
    7,200  Pharmacia Aktiebolag, ADR................................    252,000
    9,100  Schering-Plough Corp.....................................    487,988
    9,200  Tenet Healthcare Corp....................................    164,450
    3,600  Teva Pharmaceutical, Ltd., ADR...........................    141,300
   *4,600  Vencor, Inc..............................................    127,650
    3,100  Zeneca Group PLC, ADR....................................    174,763
                                                                     ----------
                                                                      3,960,238
                                                                     ----------

Growth & Income II Fund                      Statement of Net Assets, Continued


 Number                                                 Market
of Shares                                                Value
----------------------------------------------------------------

           PRODUCER MANUFACTURING 6.1%
    7,800  Allied-Signal, Inc.......................  $  331,500
    7,100  Fluor Corp...............................     401,150
    5,000  General Electric Co......................     316,250
   10,600  Honeywell, Inc...........................     445,200
    4,800  Illinois Tool Works, Inc.................     279,000
    4,300  Stewart & Stevenson Services, Inc........      97,825
    8,200  WMX Technologies, Inc....................     230,625
                                                      ----------
                                                       2,101,550
                                                      ----------
           RAW MATERIALS/PROCESSING INDUSTRIES 6.2%
    3,700  Air Products & Chemicals, Inc...........      191,013
    4,400  Aluminum Co. of America.................      224,400
    8,100  Bemis, Inc..............................      210,600
    4,800  Champion International Corp.............      256,800
    4,400  Grace (W.R.) & Co.......................      245,300
    5,400  James River Corp........................      173,475
    4,400  Monsanto Co.............................      460,900
    4,400  Scott Paper Co..........................      234,300
    3,100  Sigma-Aldrich Corp......................      147,250
                                                      ----------
                                                       2,144,038
                                                      ----------
           TECHNOLOGY 10.5%
    3,600  Adobe Systems, Inc.......................     205,200
    4,800  Alcatel Alsthom, ADR.....................      81,000
    4,600  Boeing Co................................     301,875
   *5,400  Compaq Computer Corp.....................     301,050
    8,000  Computer Associates International, Inc...     440,000
   *5,000  Digital Equipment Corp...................     270,625
    3,000  Hewlett-Packard Co.......................     277,874
    1,300  International Business Machines Corp.....     126,425
    9,700  Loral Corp...............................     287,362
    3,100  McDonnell Douglas Corp...................     253,425
   *2,200  Microsoft Corp...........................     220,000
    1,100  Motorola, Inc............................      72,187
    1,700  Nokia Corp., ADS.........................      94,775
    3,200  Northrop Grumman Corp....................     183,200
   *4,300  Symantec Corp............................     104,544
    3,300  Xerox Corp...............................     428,175
                                                      ----------
                                                       3,647,717
                                                      ----------
           TRANSPORTATION 0.9%
    4,800  Union Pacific Corp......................      313,800
                                                      ----------
           UTILITIES 9.8%
    4,300  Ameritech Corp..........................      232,200
    8,000  AT&T Corp...............................      512,000
    6,900  Cincinnati Bell, Inc....................      202,688
    6,400  Duke Power Co...........................      286,400


 Growth & Income II Fund                Statement of Net Assets, continued

 Number                                                           Market
of Shares                                                          Value
---------------------------------------------------------------------------
             UTILITIES--continued
  14,100     Frontier Corp...................................   $   380,700
  18,000     MCI Communications Corp.........................       448,875
   7,100     National Power, PLC, ADR........................        88,750
  19,000     Pacificorp......................................       358,624
   4,400     Peco Energy Co..................................       128,700
   6,500     PowerGen, PLC, ADR..............................       108,062
   5,100     Southern New England Telecommunications Corp....       184,238
  11,500     Telefonos de Mexico, S.A., ADR..................       316,250
   2,800     U. S. West, Inc.................................       133,350
                                                                 ----------
                                                                  3,380,837
                                                                 ----------
               Total Common Stock (Cost $28,102,546).........    30,249,143
                                                                 ----------
             Convertible Preferred Stock 2.9%
   5,000     Browning-Ferris, ACES, $7.25....................       164,375
   3,000     Corning Glassworks, MIPS, 6%....................       135,000
   5,800     James River Corp., DECS, $1.55..................       176,900
   2,000     SCI Finance, NV, LLC, 6.25%.....................       141,000
   4,500     Time Warner, Inc., $1.24, PERCS.................       144,000
   3,700     Williams Companies, Inc. $3.50..................       251,600
                                                                 ----------
               Total Convertible Preferred Stock
                 (Cost $950,093).............................     1,012,875
                                                                 ----------
Principal
 Amount
---------    Convertible Corporate Obligations 4.8%
             CONSUMER DISTRIBUTION 0.6%
$145,000     Federated Department Stores, Inc., 5.00%,
               10/01/03......................................       140,650
 160,000     Rite Aid Corp., LYON, Zero Coupon, 7/24/06......        79,600
                                                                 ----------
                                                                    220,250
                                                                 ----------
             CONSUMER SERVICES 1.7%
 600,000     ADT Operations, Inc., LYON, Zero Coupon,
               7/06/10........................................      270,000
 300,000     News America Holdings, Inc., LYON, Zero Coupon,
               3/11/13........................................      133,500
             Time Warner, Inc.
  54,850       8.75%, 1/10/15.................................       57,113
 300,000       LYON, Zero Coupon, 6/22/13.....................      120,000
                                                                 ----------
                                                                    580,613
                                                                 ----------
             HEALTH CARE 1.6%
 100,000     Ciba-Geigy, 6.25%, 3/15/16.......................      100,000
 500,000     Roche Holdings, Inc., LYON, Zero Coupon, 4/20/10.      206,250
  90,000     Sandoz, Ltd. 2.00%, 10/06/02.....................       78,975
 150,000     United Technologies Corp., PEN, Zero Coupon,
               9/08/97........................................      178,500
                                                                 ----------
                                                                    563,725
                                                                 ----------
             UTILITIES 0.9%
   4,000     Sprint Corp., DECS, 8.25%, 3/30/00...............      145,104
 500,000     U. S. Cellular Corp., LYON, Zero Coupon, 6/15/15.      170,000
                                                                 ----------
                                                                    315,104
                                                                 ----------
             Total Convertible Corporate Obligations
               (Cost $1,551,702)..............................    1,679,692
                                                                 ----------

Growth & Income II Fund                                     Statement of Net
                                                            Assets, continued



Principal                                                                                          Market
 Amount                                                                                            Value
-----------------------------------------------------------------------------------------------------------

                             Short-Term Investments 9.3%
                             REPURCHASE AGREEMENT 9.0%
**$ 3,125,000                SBC Capital Markets, Inc., dated 10/31/95, 5.87%, due
                               11/1/95 (Collateralized by U.S. Government obligations
                               in a pooled cash account) repurchase proceeds $3,125,510.        $ 3,125,000
                                                                                                -----------
                             UNITED STATES GOVERNMENT OBLIGATIONS 0.3%
    **100,000                United States Treasury Bills, 5.33%, 2/8/96................             98,525
                                                                                                -----------

                             Total Short-Term Investments (Cost $3,223,550).............          3,223,525
                                                                                                -----------

                             TOTAL INVESTMENTS (Cost $33,827,891) 104.3%................         36,165,235
                             Other assets and liabilities, net (4.3%)...................         (1,498,311)
                                                                                                -----------
                             NET ASSETS, equivalent to $13.92 per share for
                              Class A and $13.88 per share for Class B shares 100%......        $34,666,924
                                                                                                ===========

NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 970,197 Class A and 1,525,260 Class B
 shares outstanding...................................................................          $    24,955
Capital surplus.......................................................................           31,524,800
Undistributed net realized gain on securities.........................................              784,850
Net unrealized appreciation (depreciation) of securities
  Investments.........................................................................            2,337,344
  Futures contracts...................................................................               (5,025)
                                                                                                 ----------
NET ASSETS............................................................................          $34,666,924
                                                                                                ===========

 *Non-income producing security.
**Securities with a market value of approximately $600,000 were placed as collateral for futures contracts (see Note 1D)

  ACES--Automatically convertible equity stock
  DECS--Dividend enhanced convertible stock
  LYON--Liquid yield option note, zero coupon
  MIPS--Monthly income paying security
  PEN--Pharmaceutical exchange note
  PERCS--Preferred equity redeemable cumulative stock

See Notes to Financial Statements.

  Growth and Income II Fund                 Statement of Operations
  Year Ended October 31, 1995



INVESTMENT INCOME
Dividends...........................................................................................................  $  390,874
Interest............................................................................................................     179,223
                                                                                                                      ----------
  Investment income.................................................................................................     570,097
                                                                                                                      ----------
EXPENSES
Advisory fees......................................................................................................      115,168
Shareholder service agent's fees and expenses......................................................................      111,024
Accounting services................................................................................................       46,448
Service fees--Class A..............................................................................................       18,742
Distribution and service fees--Class B.............................................................................      102,215
Trustees' fees and expenses........................................................................................       23,354
Audit fees.........................................................................................................       12,633
Legal fees.........................................................................................................        1,119
Reports to shareholders............................................................................................       12,870
Registration and filing fees.......................................................................................       86,375
Miscellaneous......................................................................................................          873
Expense reimbursement..............................................................................................      (26,000)
                                                                                                                      ----------
  Total expenses...................................................................................................      504,821
                                                                                                                      ----------
  Net investment income............................................................................................       65,276
                                                                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain on securities
  Investments.....................................................................................................       794,752
  Futures contracts...............................................................................................       127,864
Net unrealized appreciation (depreciation) of securities during the period
  Investments.....................................................................................................     2,256,207
  Futures contracts...............................................................................................          (900)
                                                                                                                      ----------
Net realized and unrealized gain on securities....................................................................     3,177,923
                                                                                                                      ----------
Increase in net assets resulting from operations..................................................................    $3,243,199
                                                                                                                      ==========



See Notes to Financial Statements.

 Growth and Income II Fund                    Statement of Changes in Net Assets


                                                                                           May 3, 1994*
                                                                         Year Ended           through
                                                                      October 31, 1995   October 31, 1994
                                                                      ----------------   ----------------
NET ASSETS, beginning of period...................................       $ 7,111,500         $      200
                                                                         -----------         ----------
Operations
  Net investment income...........................................            65,276             54,709
  Net realized gain (loss) on securities..........................           922,616           (121,393)
  Net unrealized appreciation of securities during the period.....         2,255,307             77,012
                                                                         -----------         ----------
    Increase in net assets resulting from operations..............         3,243,199             10,328
                                                                         -----------         ----------
Distributions to shareholders from (see Note 1H)
  Net investment income
    Class A.......................................................           (60,588)           (11,970)
    Class B.......................................................            (4,688)            (6,840)
                                                                         -----------         ----------
                                                                             (65,276)           (18,810)
                                                                         -----------         ----------
  Excess of book-basis net investment income
    Class A.......................................................           (19,387)                 -
    Class B.......................................................           (32,885)                 -
                                                                         -----------         ----------
                                                                             (52,272)                 -
                                                                         -----------         ----------
    Total distributions...........................................          (117,548)           (18,810)
                                                                         -----------         ----------
Capital transactions
  Proceeds from shares sold
    Class A.......................................................        11,271,055          3,526,516
    Class B.......................................................        17,102,298          3,654,518
                                                                         -----------         ----------
                                                                          28,373,353          7,181,034
                                                                         -----------         ----------
  Proceeds from shares issued for distributions reinvested
    Class A.......................................................            78,007             11,544
    Class B.......................................................            37,331              6,749
                                                                         -----------         ----------
                                                                             115,338             18,293
                                                                         -----------         ----------
  Cost of shares redeemed
    Class A.......................................................        (2,680,200)           (56,689)
    Class B.......................................................        (1,378,718)           (22,856)
                                                                         -----------         ----------
                                                                          (4,058,918)           (79,545)
                                                                         -----------         ----------
    Increase in net assets resulting from capital transactions....        24,429,773          7,119,782
                                                                         -----------         ----------
Increase in Net Assets............................................        27,555,424          7,111,300
                                                                         -----------         ----------
NET ASSETS, end of period.........................................       $34,666,924         $7,111,500
                                                                         ===========         ==========


*Commencement of operations.

See Notes to Financial Statements.

 Government II Fund                                      Statement of Net Assets
 October 31, 1995

    Principal                                                                                   Market
     Amount                                                                                     Value
  -------------------------------------------------------------------------------------------------------
                United States Treasury Notes  54.2%
  $    800,000    6.50%, 8/15/97............................................................  $   811,504
     **400,000    7.25%, 11/15/96...........................................................      406,376
       400,000    7.50%, 12/31/96...........................................................      408,312
       600,000    7.75%, 12/31/99...........................................................      642,468
       800,000    7.875%, 7/31/96...........................................................      812,752
   **1,200,000    7.875%, 1/15/98...........................................................    1,254,000
   **1,900,000    8.50%, 11/15/95...........................................................    1,901,482
   **3,280,000    8.875%, 2/15/96...........................................................    3,308,700
       400,000    9.00%, 5/15/98............................................................      430,752
     **500,000    9.25%, 1/15/96............................................................      503,440
                                                                                              -----------
                    Total United States Treasury Notes (Cost $10,514,718)...................   10,479,786
                                                                                              -----------
                United States Government Agencies  39.7%

                Federal Home Loan Mortgage Corp.
       184,606    7.00%, pool, 10/01/24.....................................................      183,164
       737,647    7.50%, pools, 7/01/24 to 6/01/25..........................................      745,946
       957,996    8.00%, pools, 4/01/23 to 10/01/25.........................................      981,352
                Federal National Mortgage Association
       385,582    7.00%, pool, 5/01/24......................................................      382,328
       712,679    7.50%, pools, 8/01/24 to 11/01/24.........................................      720,027
       793,750    8.00%, pools, 8/01/24 to 8/01/25..........................................      813,102
                Government National Mortgage Association
       170,969    7.00%, pool, 6/15/22......................................................      169,795
     2,144,680    7.50%, pools, 10/15/22 to 6/15/24.........................................    2,172,839
     1,453,332    8.00%, pools, 2/15/23 to 6/15/25..........................................    1,495,115
                                                                                              -----------
                    Total United States Government Agencies (Cost $7,275,810)...............    7,663,668
                                                                                              -----------

                Forward Purchase Commitments  19.6%

      *100,000  Federal Home Loan Mortgage Corp., 7.50%, settling 1/96......................      100,838
                Federal National Mortgage Association
      *600,000    7.50%, settling 12/95.....................................................      605,304
      *200,000    7.50%, settling 1/96......................................................      201,484
                Government National Mortgage Association
    *2,500,000    7.00%, settling 1/96......................................................    2,476,575
      *400,000    7.50%, settling 12/95.....................................................      404,676
                                                                                              -----------
                    Total Forward Purchase Commitments (Cost $3,770,500)....................    3,788,877
                                                                                              -----------

                Repurchase Agreement  1.7%

       330,000   SBC Capital Markets, Inc., dated 10/31/95, 5.87%, due 11/1/95
                   (collateralized by U.S. Government obligations in a pooled cash account)
                   repurchase proceeds $330,054 (Cost $330,000).............................      330,000
                                                                                              -----------
                 TOTAL INVESTMENTS (Cost $21,891,028)  115.2%...............................   22,262,331
                 Other assets and liabilities, net  4.7%....................................      913,372
                 Receivable for investments sold  2.6%......................................      496,563
                 Payable for investments purchased  (22.5%).................................   (4,353,063)
                                                                                              -----------
                 NET ASSETS, equivalent to $12.14 per share for Class A
                   and $12.14 per share for Class B shares  100%............................  $19,319,203
                                                                                              ===========

 Government II Fund                           Statement of Net Assets, continued



NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 809,931 Class A and 780,836 Class B shares outstanding......  $    15,908
Capital surplus....................................................................................   18,879,404
Accumulated net realized loss on securities........................................................      (22,577)
Net unrealized appreciation of securities:
  Investments......................................................................................      371,303
  Forward commitments..............................................................................       13,313
  Futures contracts................................................................................       61,852
                                                                                                     -----------
NET ASSETS.........................................................................................  $19,319,203
                                                                                                     ===========

*Non-income producing security
**Securities with a market value of approximately $7.6 million were placed as collateral for forwards commitments and futures contracts (see Note 1D)



See Notes to Financial Statements.

Government II Fund                                 Statement of Operations
Year Ended October 31, 1995



Investment Income
Interest......................................................  $  933,882
                                                                ----------

Expenses
Advisory fees.................................................      71,599
Shareholder service agent's fees and expenses.................      39,267
Accounting services...........................................      50,709
Service fees--Class A.........................................      16,075
Distribution and service fees--Class B........................      55,032
Trustees' fees and expenses...................................      23,241
Audit fees....................................................      14,883
Legal fees....................................................       1,165
Reports to shareholders.......................................       7,212
Registration and filing fees..................................      87,812
Miscellaneous.................................................         683
                                                                ----------
  Total expenses..............................................     367,678
                                                                ----------
  Net investment income.......................................     566,204
                                                                ----------
Realized and Unrealized Gain (Loss) on Securities
Net realized gain (loss) on securities
  Investments.................................................      42,159
  Forward commitments.........................................      17,172
  Futures contracts...........................................     (33,004)
Net unrealized appreciation of securities during the period
  Investments.................................................     518,081
  Forward commitments.........................................      13,313
  Futures contracts...........................................      61,852
                                                                ----------
Net realized and unrealized gain on securities................     619,573
                                                                ----------
Increase in net assets resulting from operations..............  $1,185,777
                                                                ==========



See Notes to Financial Statements.

Government II Fund                           Statement of Changes in Net Assets

                                                                               Year Ended         May 3, 1994*
                                                                               October 31,     through October 31,
                                                                                  1995                 1994
                                                                              -------------    -------------------

NET ASSETS, beginning of period..............................................  $ 7,342,156           $      200
                                                                               -----------          -----------
Operations
 Net investment income.......................................................      566,204               89,214
 Net realized gain (loss) on securities......................................       26,327              (35,179)
 Net unrealized appreciation (depreciation) of securities during the period..      593,246             (146,778)
                                                                               -----------          -----------
   Increase (decrease) in net assets resulting from operations...............    1,185,777              (92,743)
                                                                               -----------          -----------
Distributions to shareholders from (see Note 1H)
 Net investment income
  Class A....................................................................     (328,298)             (66,280)
  Class B....................................................................     (237,906)             (17,949)
                                                                               -----------          -----------
                                                                                  (566,204)             (84,229)
                                                                               -----------          -----------
 Excess of book-basis net investment income
  Class A....................................................................      (10,291)                  --
  Class B....................................................................       (8,419)                  --
                                                                               -----------          -----------
                                                                                   (18,710)                  --
                                                                               -----------          -----------
    Total distributions......................................................     (584,914)             (84,229)
                                                                               -----------          -----------
Capital transactions
 Proceeds from shares sold
  Class A....................................................................    6,491,908            5,138,916
  Class B....................................................................    7,373,364            2,976,454
                                                                               -----------          -----------
                                                                                13,865,272            8,115,370
                                                                               -----------          -----------
 Proceeds from shares issued for distributions reinvested
  Class A....................................................................      331,815               60,050
  Class B....................................................................      237,404               17,072
                                                                               -----------          -----------
                                                                                   569,219               77,122
                                                                               -----------          -----------
 Cost of shares redeemed
  Class A....................................................................   (1,866,580)            (516,794)
  Class B....................................................................   (1,191,727)            (156,770)
                                                                               -----------          -----------
                                                                                (3,058,307)            (673,564)
                                                                               -----------          -----------
  Increase in net assets resulting from capital transactions.................   11,376,184            7,518,928
                                                                               -----------          -----------
Increase in Net Assets.......................................................   11,977,047            7,341,956
                                                                               -----------          -----------
NET ASSETS, end of period....................................................  $19,319,203          $ 7,342,156
                                                                               ===========          ===========



*Commencement of operations
See Notes to Financial Statements

Emerging Growth II Fund                                  Statement of Net Assets
October 31, 1995

 Number                                                                Market
of Shares                                                              Value
------------------------------------------------------------------------------
           Common Stock  94.9%

           CONSUMER DISTRIBUTION  7.4%
    2,500  Alco Standard Corp...................................... $  221,250
   *1,000  Baby Superstore, Inc....................................     47,250
   *1,000  Boise Cascade Office Products Corp......................     36,125
    3,500  Casey's General Stores, Inc.............................     80,500
   *1,500  CDW Computer Centers, Inc...............................     72,750
   *5,000  CompUSA, Inc............................................    191,250
   *4,000  Consolidated Stores Corp................................     92,500
   *4,000  Corporate Express, Inc..................................    104,500
   *1,000  Creative Computer, Inc..................................     29,000
    3,000  Fastenal Co.............................................    104,437
   *2,000  Garden Ridge Corp.......................................     71,500
   *6,000  General Nutrition Companies, Inc........................    149,250
    2,500  Just For Feet, Inc......................................     59,062
   *4,000  Kroger Co...............................................    133,500
   *2,000  Micro Warehouse, Inc....................................     89,000
   *1,000  Petco Animal Supplies...................................     28,000
    2,500  Richfood Holdings, Inc..................................     62,500
   *2,500  Safeway, Inc............................................    118,125
   *3,500  Staples Inc.............................................     93,188
   *7,500  Sunglass Hut International, Inc.........................    204,375
                                                                    ----------
                                                                     1,988,062
                                                                    ----------
           CONSUMER DURABLES  1.3%
    2,000  Black & Decker Corp.....................................     67,750
    2,500  Clayton Homes, Inc......................................     65,625
    2,000  Harman International Industries, Inc....................     92,250
   *4,000  Toll Brothers, Inc......................................     71,500
     *500  TransPro, Inc...........................................      5,500
   *2,000  Ultralife Batteries, Inc................................     40,500
                                                                    ----------
                                                                       343,125
                                                                    ----------
           CONSUMER NON-DURABLES  3.3%
    2,000  Coca-Cola Enterprises, Inc..............................     53,250
    2,000  Fila Holdings, ADR......................................     86,250
    2,500  First Brands Corp.......................................    114,375
   *3,000  Nu-Kote Holding, Inc., Class A..........................     62,250
   *2,500  Quiksilver, Inc.........................................     77,500
    2,000  St. John Knits, Inc.....................................     95,750
    2,000  Starbucks Corp..........................................     78,500
   *5,500  Tommy Hilfiger Corp.....................................    209,688
     *500  USA Detergents, Inc.....................................     12,750
    3,500  Wolverine World Wide, Inc...............................    105,000
                                                                    ----------
                                                                       895,313
                                                                    ----------
           CONSUMER SERVICES  8.8%
   *2,000  Alternative Resources Corp..............................     62,000
    2,000  American Radio Systems Corp.............................     45,000
    3,500  Applebees International, Inc............................     98,437
   *4,000  Boston Chicken, Inc.....................................    135,250

Emerging Growth II Fund                       Statement of Net Assets, continued


  Number                                                              Market
of Shares                                                             Value
-----------------------------------------------------------------------------
        CONSUMER SERVICES--continued

*2,000  Clear Channel Communications, Inc......................... $  164,000
*3,500  Corrections Corp. of America..............................    190,750
 3,500  Equifax, Inc..............................................    136,500
*2,500  Evergreen Media Corp., Class A............................     68,125
*2,500  Gartner Group, Inc........................................    109,062
 2,000  Hospitality Franchise System, Inc.........................    122,500
*4,000  Infinity Broadcasting Corp................................    130,000
 2,000  Interpublic Group Companies, Inc..........................     77,500
 4,000  La Quinta Inns, Inc.......................................    103,000
*3,500  Lone Star Steakhouse & Saloon, Inc........................    135,187
 3,000  Meredith Corp.............................................    107,250
*5,000  Mirage Resorts, Inc.......................................    163,750
 3,000  National Data Corp........................................     79,500
  *700  Outback Steakhouse, Inc...................................     21,963
*2,000  Regal Cinemas, Inc........................................     78,500
 3,000  Reynolds & Reynolds Co....................................    106,875
*2,000  Scientific Games Holdings Corp............................     65,500
*1,500  Sinclair Broadcast Group, Class A.........................     31,125
 3,000  V-Tel Corp................................................     54,000
 1,000  Wallace Computer Services, Inc............................     56,375
   500  Wendy's International, Inc................................      9,938
                                                                   ----------
                                                                    2,352,087
                                                                   ----------

        ENERGY  4.5%

 2,000  Apache Corp...............................................     51,000
*3,448  BJ Services Co. (includes 60 warrants, expiring 4/13/00)..     79,888
*1,500  Cairn Energy USA, Inc.....................................     18,000
 2,000  Camco International, Inc..................................     45,750
*3,000  Chesapeake Energy Corp....................................     87,750
*2,000  Diamond Offshore Drilling.................................     49,750
   500  Enron Oil & Gas Co........................................     10,000
*7,500  Global Marine, Inc........................................     48,750
*4,000  Input/Output, Inc.........................................    149,500
 2,500  Kerr McGee Corp...........................................    137,813
*2,500  Newfield Exploration Co...................................     73,750
 1,000  Phoenix Resource Co.......................................     17,750
 4,500  Pogo Producing Co.........................................     90,563
*6,500  Pride Petroleum Services, Inc.............................     56,875
*4,500  Smith International, Inc..................................     72,000
 4,500  Sonat Offshore Drilling, Inc..............................    142,875
 2,500  Tidewater, Inc............................................     65,938
 1,000  Varco International, Inc..................................      9,125
                                                                   ----------
                                                                    1,207,077
                                                                   ----------

        FINANCE  10.3%

 2,000  AAMES Financial Corp......................................     50,000
 4,000  Bank of New York, Inc.....................................    168,000
 6,500  Bank of Boston Corp.......................................    289,250
 2,500  BayBanks, Inc.............................................    202,500
 3,000  City National Corp........................................     39,750
 1,200  CMAC Investment Corp......................................     57,000


Emerging Growth II Fund               Statement of Net Assets, continued


  Number                                                        Market
of Shares                                                       Value
------------------------------------------------------------------------
        FINANCE--continued

*2,500  Credit Acceptance Corp............................... $   58,750
 2,500  Cullen Frost Bankers, Inc............................    127,500
 2,500  EXEL Limited.........................................    133,750
 3,000  FINOVA Group, Inc....................................    135,750
 2,500  First American Corp..................................    109,687
 2,000  First Bank System, Inc...............................     99,500
 7,000  Green Tree Financial Corp............................    186,375
 1,000  Household International, Inc.........................     56,250
 2,000  MBNA Corp............................................     73,750
 2,500  Mercantile Bancorporation, Inc.......................    110,000
 3,500  Mercury Financial Co.................................     67,375
 2,500  Mercury General Corp.................................    105,000
 1,500  Meridian Bancorp, Inc................................     64,125
 2,000  Money Store, Inc.....................................     80,000
*3,500  Oxford Resources Corp., Class A......................     91,875
 2,000  Peoples Heritage Financial Group, Inc................     38,000
 1,500  Star Banc Corp.......................................     83,063
 3,000  TCF Financial Corp...................................    176,250
 3,500  United Companies Financial Corp......................     98,875
 1,500  Vesta Insurance Group, Inc...........................     60,563
                                                              ----------
                                                               2,762,938
                                                              ----------

        HEALTH CARE  15.2%
  *500  American Oncology Resources..........................     17,500
*3,500  AMSCO International, Inc.............................     56,000
*5,000  Boston Scientific Corp...............................    210,625
*1,000  Coherent, Inc........................................     28,250
*1,200  Community Health Systems, Inc........................     38,100
*2,000  CompDent, Corp.......................................     62,250
*2,500  Cycare System, Inc...................................     77,500
*4,000  Dura Pharmaceuticals, Inc............................    117,000
*1,500  Genzyme Corp.........................................     87,375
 5,000  Guidant Corp.........................................    160,000
*2,500  Gulf South Medical Supply, Inc.......................     51,875
 6,000  HBO & Co.............................................    424,500
*8,000  Health Management Associates, Inc., Class A..........    172,000
*1,500  Health Management Systems, Inc.......................     48,000
*3,500  Healthsouth Rehabilitation...........................     91,438
*1,000  HPR, Inc.............................................     26,000
 4,000  Invacare Corp........................................    101,000
*1,500  Medaphis Corp........................................     47,625
*2,000  Medpartners, Inc.....................................     56,000
 7,000  Medtronic, Inc.......................................    404,250
 4,000  Mentor Corp..........................................     88,000
*2,000  Nellcor Puritan Bennett, Inc.........................    115,000
*3,000  OccuSystems, Inc.....................................     62,062
 5,000  OmniCare, Inc........................................    181,250
*1,500  Oxford Health Plans, Inc.............................    117,375
*7,000  Phycor, Inc..........................................    257,250
*1,500  Physician Reliance Network...........................     49,875


Emerging Growth II Fund          Statement of Net Assets, continued


  Number                                                       Market
of Shares                                                      Value
-----------------------------------------------------------------------

           HEALTH CARE--continued

   *4,500  Physician Sales & Service, Inc..................  $   73,125
   *1,000  Quintiles Transnational Corp....................      64,250
   *2,000  Renal Treatment Centers, Inc....................      72,000
   *2,500  Research Industries Corp........................      68,750
    1,500  Respironics, Inc................................      32,712
    2,000  St. Jude Medical, Inc...........................     106,500
   *3,000  Steris Corp.....................................     101,250
   *1,500  Sybron Corp.....................................      63,750
   *1,000  Target Therapeutics, Inc........................      77,500
   *2,000  Thermedics, Inc.................................      36,750
   *1,500  United Dental Care, Inc.........................      45,750
     *467  Vencor, Inc.....................................      12,959
   *3,500  Watsons Pharmaceuticals, Inc....................     156,625
                                                             ----------
                                                              4,060,021
                                                             ----------

           PRODUCER MANUFACTURING  6.2%

    2,500  BMC Industries, Inc.............................      96,563
    2,500  Case Corp.......................................      95,312
   *1,500  Cognex Corp.....................................      89,625
    4,500  Danaher Corp....................................     139,500
    2,500  Dover Corp......................................      98,750
    2,500  Duriron, Inc....................................      66,875
   *1,000  FMC Corp........................................      71,625
   *4,500  Glenayre Technologies...........................     289,125
    2,000  Greenfield Industries, Inc......................      60,000
    1,000  Helix Technology Corp...........................      37,500
   *1,500  Kent Electronics Corp...........................      73,125
    3,000  Measurex Corp...................................      92,250
   *2,500  Mueller Industries, Inc.........................      58,750
    1,500  Precision Castparts Co..........................      53,625
   *3,000  Robotic Vision Systems, Inc.....................      68,625
   *3,500  Sanifill, Inc...................................     110,250
   *3,000  United Waste Systems, Inc.......................     118,500
   *2,000  USA Waste Services, Inc.........................      42,000
                                                             ----------
                                                              1,662,000
                                                             ----------

           RAW MATERIALS/PROCESSING INDUSTRIES  4.5%

    5,000  Albemarle Corp..................................      93,125
    1,150  Eastman Chemical Co.............................      68,425
    1,500  Goodrich B. F. Co...............................      98,813
    1,500  Hercules, Inc...................................      80,062
    3,500  IMC Global, Inc.................................     245,000
    2,500  Millipore Corp..................................      88,437
    3,000  Mineral Technologies, Inc.......................     119,625
    3,000  Potash Corp. Sask, Inc..........................     208,875
    1,500  Rayonier, Inc...................................      56,250
   *2,000  Sealed Air Corp.................................      52,750
    2,000  Sonoco Products Co..............................      49,500
   *1,500  UCAR International, Inc.........................      42,750
                                                             ----------
                                                              1,203,612
                                                             ----------

Emerging Growth II Fund                       Statement of Net Assets, continued


  Number                                                       Market
of Shares                                                      Value
----------------------------------------------------------------------

           TECHNOLOGY  28.4%

    2,000  Allen Group, Inc................................   $ 49,000
   *5,500  Altera Corp.....................................    332,750
    1,500  America Online, Inc.............................    120,000
   *5,000  Analog Devices, Inc.............................    180,625
   *3,000  Applied Materials, Inc..........................    150,375
   *7,000  Ascend Communications, Inc......................    455,000
   *1,500  Aspect Telecommunications Corp..................     51,562
   *1,500  Aspen Technology, Inc...........................     41,250
   *9,000  Atmel Corp......................................    281,250
   *3,000  Bay Networks, Inc...............................    198,750
     *500  C P Clare Corp..................................     12,938
   *2,500  Cabletron Systems, Inc..........................    196,562
   *7,250  Cadence Design Systems, Inc.....................    233,812
   *1,500  Cambridge Technology Partners, Inc..............     85,125
   *2,000  C-Cube Microsystems, Inc........................    138,250
    3,000  Ceridian Corp...................................    130,500
   *2,000  Credence Systems Corp...........................     74,750
   *2,000  Cyberoptics Corp................................     66,000
   *5,500  Dell Computer Corp..............................    256,438
   *6,000  Informix Corp...................................    174,750
   *3,000  International Rectifier Corp....................    135,375
   *4,000  Kemet Corp......................................    138,000
   *3,500  KLA Instruments Corp............................    149,625
   *2,000  Komag, Inc......................................    114,000
   *1,500  Kronos, Inc.....................................     69,000
    7,000  Linear Technology Corp..........................    306,250
   *5,500  LSI Logic Corp..................................    259,187
   *2,500  Macromedia, Inc.................................     92,500
   *2,500  McAfee Associations, Inc........................    145,625
   *4,000  Medic Computer Systems, Inc.....................    213,000
    2,000  Micron Technology, Inc..........................    141,250
   *2,500  Mylex Corp......................................     46,563
   *3,000  National Semiconductor Corp.....................     73,125
   *2,500  Network General Corp............................    103,750
   *2,000  Parametric Technology Corp......................    134,000
   *1,500  Peoplesoft, Inc.................................    129,000
   *2,000  PRI Automation..................................     74,000
    1,500  Project Software & Development, Inc.............     39,750
   *5,000  SCI Systems, Inc................................    175,625
   *2,000  Sierra On-Line, Inc.............................     74,500
   *4,000  Sierra Semiconductor Corp.......................     71,500
    2,000  Sundstrand Corp.................................    122,500
   *3,000  Sunguard Data Systems, Inc......................     82,500
    1,500  Tektronix, Inc..................................     88,875
   *2,000  Tencor Instruments..............................     85,250
   *1,000  Teradyne, Inc...................................     33,375
     *500  Thermolase Corp.................................     10,188
     *500  Thermospectra Corp..............................      8,125
   *7,000  3Com Corp.......................................    329,000
   *4,500  U.S. Robotics Corp..............................    416,250
   *5,000  Ultratech Stepper, Inc..........................    200,000
   *4,500  Vicor Corp......................................     91,969


 Emerging Growth II Fund                      Statement of Net Assets, continued


 Number                                                                                              Market
of Shares                                                                                             Value
---------------------------------------------------------------------------------------------------------------
           TECHNOLOGY--continued

   *3,000  Vishay Intertechnology, Inc...........................................................   $   105,750
    2,000  Watkins Johnson Co....................................................................        96,250
                                                                                                    -----------
                                                                                                      7,585,344
                                                                                                    -----------
           TRANSPORTATION  3.0%

    2,500  Airborne Freight Corp.................................................................        65,625
    4,000  Comair Holdings, Inc..................................................................       112,250
    2,000  Conrail, Inc..........................................................................       137,500
   *2,500  Continental Airlines, Inc., Class B...................................................        89,062
   *2,000  Fritz Companies, Inc..................................................................        70,000
   *3,500  Northwest Airlines, Inc., Class A.....................................................       140,437
   *1,000  UAL Corp..............................................................................       175,875
                                                                                                    -----------
                                                                                                        790,749
                                                                                                    -----------
           UTILITIES  2.0%

    2,500  AT&T Capital Corp.....................................................................       100,000
   *1,000  Cellular Communications Inc., Class A.................................................        53,625
    4,000  Cincinnati Bell, Inc..................................................................       117,500
    4,500  Frontier Corp.........................................................................       121,500
   *6,000  LCI International, Inc................................................................       108,000
   *1,000  Midcom Communications, Inc............................................................        15,000
   *1,000  Palmer Wireless, Inc..................................................................        22,750
                                                                                                    -----------
                                                                                                        538,375
                                                                                                    -----------
             Total Common Stock (Cost $23,221,938)...............................................    25,388,703
                                                                                                    -----------
Principal
 Amount    Repurchase Agreement  9.7%
----------
$2,585,000 SBC Capital Markets, Inc., dated 10/31/95, 5.87%, due 11/1/95
            (collateralized by U.S. Government obligations in a pooled
            cash account) repurchase proceeds $2,585,421 (Cost $2,585,000).......................     2,585,000
                                                                                                    -----------
           TOTAL INVESTMENTS (Cost $25,806,938)  104.6%..........................................    27,973,703
            Other assets and liabilities, net  (4.6%)                                                (1,230,130)
                                                                                                    -----------
           NET ASSETS, equivalent to $15.12 per share for Class A and
            $15.04 per share for Class B shares  100%............................................   $26,743,573
                                                                                                    ===========
NET ASSETS WERE COMPRISED OF:

Shares of beneficial interest, at par; 1,054,794 Class A and 717,720 Class B shares outstanding..   $    17,725
Capital surplus..................................................................................    24,589,075
Accumulated net realized loss on securities......................................................       (29,992)
Net unrealized appreciation of securities........................................................     2,166,765
                                                                                                    -----------
NET ASSETS                                                                                          $26,743,573
                                                                                                    ===========

*Non-income producing security.



See Notes to Financial Statements.

 Emerging Growth II Fund                                    Financial Statements


Statement of Operations                                          February 21, 1995*
                                                                      through
                                                                  October 31, 1995
                                                                 ------------------
Investment Income
Dividends......................................................      $   35,352
Interest.......................................................          44,084
                                                                     ----------
  Investment income............................................          79,436
                                                                     ----------
Expenses
Advisory fees..................................................          47,662
Shareholder service agent's fees and expenses..................         104,742
Accounting services............................................           6,365
Service fees--Class A..........................................          11,480
Distribution and service fees--Class B.........................          27,405
Trustees' fees and expenses....................................           7,196
Audit fees.....................................................          10,300
Legal fees.....................................................           1,336
Reports to shareholders........................................           4,434
Registration and filing fees...................................          43,600
Organization...................................................           2,805
Miscellaneous..................................................             369
Expense reimbursement..........................................         (45,493)
                                                                     ----------
  Total expenses...............................................         222,201
                                                                     ----------
  Net investment loss..........................................        (142,765)
                                                                     ----------
Realized and Unrealized Gain (Loss) on Securities
Net realized loss on securities................................         (29,992)
Net unrealized appreciation of securities during the period....       2,166,765
                                                                     ----------
  Net realized and unrealized gain on securities...............       2,136,773
                                                                     ----------
  Increase in net assets resulting from operations.............      $1,994,008
                                                                     ==========


Statement of Changes in Net Assets
                                                                 February 21, 1995*
                                                                      through
                                                                  October 31, 1995
                                                                 ------------------
NET ASSETS, beginning of period................................     $       200
                                                                    -----------
Operations
  Net investment loss..........................................        (142,765)
  Net realized loss on securities..............................         (29,992)
  Net unrealized appreciation of securities during the period..       2,166,765
                                                                    -----------
    Increase in net assets resulting from operations...........       1,994,008
                                                                    -----------
Capital transactions
  Proceeds from shares sold
    Class A....................................................      15,664,882
    Class B....................................................      10,338,125
                                                                    -----------
                                                                     26,003,007
                                                                    -----------
  Cost of shares redeemed
    Class A....................................................      (1,038,319)
    Class B....................................................        (215,323)
                                                                    -----------
                                                                     (1,253,642)
                                                                    -----------
  Increase in net assets resulting from capital transactions...      24,749,365
                                                                    -----------
Increase in Net Assets.........................................      26,743,373
                                                                    -----------
NET ASSETS, end of period......................................     $26,743,573
                                                                    ===========

*Commencement of operations

See Notes to Financial Statements.

 International Equity II Fund                            Statement of Net Assets
 October 31, 1995

    Number                                Market
   of Shares                              Value
-------------------------------------------------
            Common Stock  85.7%

            AUSTRALIA  2.3%

    10,000  Burns Philp & Co..........   $ 22,395
    25,000  Coca-Cola Amatil..........    193,480
                                         --------
                                          215,875
                                         --------
            AUSTRIA  6.0%

     1,500  Austria Micro System......    277,988
     1,200  Baumax, AG................     48,841
     1,500  Burgenland Holding........     60,900
    *1,000  Va Stahl, AG..............     30,601
     1,200  Va Technologie, AG........    139,130
                                         --------
                                          557,460
                                         --------
            CANADA  2.1%

     2,500  Loewen Group, Inc.........    100,295
   *18,000  Wescam, Inc...............     92,364
                                         --------
                                          192,659
                                         --------
            CHILE  1.7%

     2,500  Embotelladora Andina, ADR.     83,125
     3,000  Madeco, SA, ADR...........     74,625
                                         --------
                                          157,750
                                         --------
            DENMARK  3.4%

     2,000  Kobenhavn Lufthave........    150,073
    *7,000  Scandinav Mobility........    166,545
                                         --------
                                          316,618
                                         --------
            FINLAND  1.2%

     1,600  Nokia (AB) OY, Series A...     91,534
       400  Nokia (AB) OY, Series K...     23,354
                                         --------
                                          114,888
                                         --------
            FRANCE  4.5%

     1,214  Castorama Dubois..........    108,321
     1,000  Ecco, SA..................    155,007
       440  Sidel, SA.................    152,782
                                         --------
                                          416,110
                                         --------
            GERMANY  4.1%

       200  Bayer Motoren Werk........    107,275
     2,000  Fielmann, AG..............    110,117
     2,500  SGL Carbon................    163,931
                                         --------
                                          381,323
                                         --------

 International Equity II Fund                 Statement of Net Assets, continued

  Number                                              Market
of Shares                                             Value
-------------------------------------------------------------
                 HONG KONG  3.4%

  40,000         Hong Kong Electric................  $136,063
  20,000         Hutchison Whampoa.................   110,196
  10,000         Swire Pacific.....................    75,016
                                                     --------
                                                      321,275
                                                     --------
                 IRELAND  4.9%

  30,248         Bank of Ireland...................   201,751
  12,000         CRH...............................    79,262
  30,000         Independent News..................   179,699
                                                     --------
                                                      460,712
                                                     --------
                 ISRAEL  0.7%

  *3,000         Gilat Satellite Networks, Ltd.....    66,750
                                                     --------
                 ITALY  6.3%

   5,000         Alleanza Assicuraz................    34,661
 *10,000         De Rigo, ADS......................   206,250
  *5,000         Gucci Group, NV...................   150,000
  50,000         Telecom Italia....................    75,910
  70,000         Telecom Italia, Mobile............   117,472
                                                     --------
                                                      584,293
                                                     --------
                 JAPAN  7.3%

   3,000         Bunkyodo Co.......................    67,745
  10,000         Hitachi...........................   102,644
   1,000         Kyocera Corp......................    81,920
   2,000         Mabuchi Motor Co..................   121,023
   4,000         Ohmoto Gumi Co....................    89,936
   5,000         Sato Corp.........................   102,645
   2,000         Trans Cosmos, Inc.................   111,051
                                                     --------
                                                      676,964
                                                     --------
                 MALAYSIA  3.6%

  20,000         Gamuda Berhad.....................    83,432
  20,000         Leader Univ Holdings..............    53,916
  20,000         Sungei Way Holdings...............    67,295
  25,000         Sunway Building Tech..............    66,903
  25,000         UMW Holding Berhad................    59,524
                                                     --------
                                                      331,070
                                                     --------
                 MEXICO  4.2%

  60,000         Cifra SA, DE CV...................    61,137
  30,400         Gruma.............................    89,600
 *15,000         Grupo Carso.......................    78,526
   7,000         Kimberly Clark, Mexico............    91,369
   2,500         Telefonos de Mexico, SA, ADR......    68,750
                                                     --------
                                                      389,382
                                                     --------

 International Equity II Fund                 Statement of Net Assets, continued


  Number                                       Market
 of Shares                                     Value
------------------------------------------------------
          NETHERLANDS  6.7%

   3,500  Getronics, NV....................   $167,036
     500  Heineken, NV.....................     88,731
   4,000  IHC Caland, NV...................    113,829
   2,000  Philips Electronics, NV..........     77,250
   4,000  Randstad Holdings................    180,505
                                              --------
                                               627,351
                                              --------
          NEW ZEALAND  0.7%

   1,000  Telecom Corp of New Zealand, ADR.     66,375
                                              --------
          NORWAY  2.6%

   3,000  Petroleum Geo Service............     56,849
  30,000  Tomra Systems, AS................    189,337
                                              --------
                                               246,186
                                              --------
          PHILIPPINES  1.3%
*300,000  Bankard, Inc.....................    123,991
                                              --------
          SINGAPORE  4.8%

  10,000  Cerebos Pacific..................     62,279
   6,000  Fraser & Neave...................     70,913
  75,000  QAF..............................     90,764
  15,000  Sembawang Maritime...............     50,743
 100,000  Steamers Maritime................     74,310
  20,000  Van Der Horst....................    102,619
                                              --------
                                               451,628
                                              --------
          SWEDEN  5.7%

   2,500  Astra, AB, Series A..............     91,859
   1,500  Autoliv, AB......................     86,061
     400  Ericsson (LM) Telephone..........      8,493
   4,000  Ericsson (LM) Telephone, Series B     84,932
   1,000  Hennes & Mauritz.................     65,356
   5,000  Hoganas, AG......................    134,777
   2,000  Kinnerik Investment, Series B....     55,417
                                              --------
                                               526,895
                                              --------
          SWITZERLAND  2.3%

      20  Roche Holdings, AG...............    145,336
   1,000  Roche Holdings, Ltd, ADR.........     71,875
                                              --------
                                               217,211
                                              --------
          THAILAND  1.5%

  20,000  Quality Houses Co................     88,218
   4,000  UTD Communications Industries....     50,546
                                              --------
                                               138,764
                                              --------

 International Equity II Fund                 Statement of Net Assets, continued


    Number                                                                                           Market
   of Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
             UNITED KINGDOM4.4%

     15,000  British Biotech....................................................................   $  211,541
      5,000  Carlton Communications.............................................................       76,166
     25,000  Rentokil Group.....................................................................      124,506
                                                                                                   ----------
                                                                                                      412,213
                                                                                                   ----------
               Total Common Stocks (Cost $7,387,128)............................................    7,993,743
                                                                                                   ----------
 Principal
  Amount
-----------
             Repurchase Agreement  14.0%
 $1,303,000  State Street Bank & Trust Co., dated 10/31/95, 4.50%, due 11/01/95
              (collateralized by U.S. Government Bond, 8.75%, 5/15/17)
              repurchase proceeds $1,303,163 (Cost $1,303,000)..................................    1,303,000
                                                                                                   ----------
             TOTAL INVESTMENTS (Cost $8,690,128)  99.7%.........................................    9,296,743
             Foreign currency (Cost $364,109)  3.9%.............................................      363,565
             Other assets and liabilities, net  (3.6%)..........................................     (338,579)
                                                                                                   ----------
             NET ASSETS, equivalent to $13.86 per share for Class A and $13.79
              per share for Class B shares  100%................................................   $9,321,729
                                                                                                   ==========
NET ASSETS WERE COMPRISED OF:

Shares of beneficial interest, at par; 474,025 Class A, 199,498 Class B shares outstanding......   $    6,735
Capital surplus.................................................................................    8,709,504
Net unrealized appreciation (depreciation) of securities
  Investments...................................................................................      606,615
  Foreign currency..............................................................................         (544)
  Other foreign denominated assets and liabilities..............................................         (581)
                                                                                                   ----------
NET ASSETS......................................................................................   $9,321,729
                                                                                                   ==========

*Non-income producing security


See Notes to Financial Statements.

 International Equity II Fund                               Financial Statements


Statement of Operations
                                                                                 February 21, 1995*
                                                                                      through
                                                                                  October 31, 1995
                                                                                 ------------------
Investment Income
Dividends (net of $7,178 of foreign taxes withheld at source).........................   $   51,723
Interest..............................................................................       21,913
                                                                                         ----------
   Investment Income..................................................................       73,636
                                                                                         ----------
Expenses
Advisory fees.........................................................................       35,227
Shareholder service agent's fees and expenses.........................................       28,604
Accounting services...................................................................        4,807
Service fees--Class A.................................................................        6,920
Distribution and service fees--Class B................................................        7,546
Trustees' fees and expenses...........................................................        6,987
Audit fees............................................................................       17,300
Custodian fees........................................................................       66,374
Legal fees............................................................................        1,260
Reports to shareholders...............................................................        2,932
Registration and filing fees..........................................................       34,696
Organization..........................................................................        2,805
Miscellaneous.........................................................................          226
Expense reimbursement.................................................................      (82,201)
                                                                                         ----------
   Total expenses.....................................................................      133,483
                                                                                         ----------
   Net investment loss................................................................      (59,847)
                                                                                         ----------
Realized and Unrealized Gain (Loss) on Securities
Net realized gain (loss) on securities
   Investments........................................................................       13,300
   Foreign currency...................................................................          (75)
Net unrealized appreciation (depreciation) of securities during the period
   Investments........................................................................      606,615
   Foreign currency...................................................................         (544)
   Other foreign denominated assets and liabilities...................................         (581)
                                                                                         ----------
Net realized and unrealized gain on securities........................................      618,715
                                                                                         ----------
Increase in net assets resulting from operations......................................   $  558,868
                                                                                         ==========
---------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                 February 21, 1995*
                                                                                      through
                                                                                  October 31, 1995
                                                                                 ------------------
NET ASSETS, beginning of period.......................................................   $      200
                                                                                         ----------
Operations
 Net investment loss..................................................................      (59,847)
 Net realized gain on securities......................................................       13,225
 Net unrealized appreciation of securities during the period..........................      605,490
                                                                                         ----------
  Increase in net assets resulting from operations....................................      558,868
                                                                                         ----------
Capital transactions
Proceeds from shares sold
 Class A..............................................................................    6,176,592
 Class B..............................................................................    2,722,626
                                                                                         ----------
                                                                                          8,899,218
                                                                                         ----------
Cost of shares redeemed
 Class A..............................................................................      (94,421)
 Class B..............................................................................      (42,136)
                                                                                         ----------
                                                                                           (136,557)
                                                                                         ----------
 Increase in net assets resulting from capital transactions...........................    8,762,661
                                                                                         ----------
Increase in Net Assets................................................................    9,321,529
                                                                                         ----------
NET ASSETS, end of period.............................................................   $9,321,729
                                                                                         ==========

*Commencement of operations
See Notes to Financial Statements

 Notes to Financial Statements



Note 1--Significant Accounting Policies

Common Sense Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which offers shares in ten separate portfolios, five of which are described in this report: Common Sense II Growth Fund ("Growth II"), Common Sense II Growth and Income Fund ("Growth and Income II"), Common Sense II Government Fund ("Government II"), Common Sense II Emerging Growth Fund ("Emerging Growth II") and Common Sense II International Equity Fund ("International Equity II"). Each Fund is accounted for as a separate entity. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economical developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Investment Valuations

   Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price. U.S. Government securities are valued at the last reported bid price. Securities for which market quotations are not readily available are valued at fair value under a method approved by the Board of Trustees.

   Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. Foreign Currency Translation

   The market values of foreign securities, forward currency exchange contracts and other assets and liabilities stated in foreign currency are translated into U.S. dollars based on quoted exchange rates as of Noon Eastern Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

C. Forward Currency Exchange Contracts

   International Equity II enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or settle transactions. A forward currency exchange contract is a commitment to buy or sell a foreign security at a set price on a future date. Changes in the value of the contract are recognized by marking the contract to market on a daily basis to reflect current currency translation rates. The Fund realizes gains or losses at the time the forward currency exchange contract is closed. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

D. Futures Contracts and Forward Commitments

   General--Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Trust's investments. The purchase of a futures contract or forward commitments increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to non performance of counterparties. There is also a risk that the market movement of such instruments may not be in the direction forecasted. Note 3--Investment Activity contains additional information.

   Futures Contracts--Upon entering into futures contracts, the Trust maintains in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Trust's agent in acquiring the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the broker. Upon the closing or cash settlement of a contract, gains and losses are realized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

   Forward Commitments--The Trust trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Trust and dealers. Upon executing a forward commitment and during the period of obligation, the Trust maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Trust is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments which security settlement is not intended by the Trust and all forward sales commitments, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the commitment, the Trust may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Trust may occasionally close such forward commitments prior to delivery. Gains and losses are realized upon the ultimate closing or cash settlement of forward commitments.

E. Repurchase Agreements

   A repurchase agreement is a short-term investment in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

F. Federal Income Taxes

   No provision for federal income taxes is required because each Fund intends to elect to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification by annually distributing all taxable net investment income and taxable net realized capital gains to shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryovers, if any, expire or are offset by net realized capital gains.

   At the end of the period, Emerging Growth II had a net realized capital loss carryforward of approximately $20,000 for federal income tax purposes and may be utilized to offset future capital gains until expiration in 2003.

G. Investment Transactions and Related Investment Income

   Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   Under the applicable foreign tax laws, a tax may be imposed on interest, dividends, and realized gains generated from foreign investments. Such taxes are generally reflected on the Statement of Operations as a reduction of the related income or gains.

H. Dividends and Distributions

   The Trust declares annual distributions from net capital gains. Dividends from net investment income are declared daily for Government II, quarterly for Growth and Income II and annually for Growth II, Emerging Growth II, and International Equity II. Dividends and distributions to shareholders are recorded on the record date.

   The Trust distributes tax basis earnings in accordance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

I. Debt Discount or Premium

   The Trust accounts for debt discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes, and ordinary income for tax purposes.

Note 2--Advisory Fees and Other Transactions with Affiliates

The Adviser serves as investment manager of the Trust. Advisory fees to Adviser are paid monthly, based on the average daily net assets of each Fund at an annual rate as indicated by the following graduated fee schedules:

               Emerging Growth II, Growth II
                  & Growth and Income II              Government II
               -----------------------------    --------------------------
                 Average Daily      Annual       Average Daily      Annual
                  Net Assets         Rate         Net Assets         Rate
                ----------------    ------      ----------------    ------
                First $1 billion     .65%       First $1 billion     .60%
                Next $1 billion      .60%       Next $1 billion      .55%
                Next $1 billion      .55%       Next $1 billion      .50%
                Next $1 billion      .50%       Next $1 billion      .45%
                Over $4 billion      .45%       Next $1 billion      .40%
                                                Over $5 billion      .35%

The Adviser has entered into a subadvisory agreement with Smith Barney Mutual Funds Management, Inc. (the "Subadviser"), who provides advisory services to the International Equity II Fund and the Adviser with respect to its investments in foreign securities. Advisory fees for the International Equity II Fund are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser.

The Adviser has agreed that it will reimburse the Trust for any expenses (including the advisory fee, but excluding interest, brokerage commissions, distribution and service fees, and other extraordinary expenses) in excess of the most restrictive limitation imposed by state securities commissions. The most restrictive expense limitation is presently believed to be 2.5% of the Fund's average daily net assets up to $30 million, 2.0% of the next $70 million of such net assets and 1.5% of the Fund's net assets in excess of $100 million. The Trust received from California a waiver which allows each Fund to exclude shareholder service costs from the calculation of the expense limitation. The Adviser and, in the case of the International Equity II Fund, the Subadviser may, from time to time, agree to waive their respective investment advisory fees or any portion thereof or elect to reimburse a Fund for ordinary business expenses in excess of an agreed upon amount. For the period, the entire expense reduction amount for Growth II, Growth & Income II, and Emerging Growth II was voluntary. For International Equity II, $26,302 of the expense reduction was voluntary and $55,899 was reimbursed due to the contractual expense limitation. The Adviser prepaid the Trust's initial registration and filing expenses. The Trust amortized such expenses over a ten month period ended April 1995 for Growth II, Growth and Income II, and Government II and ending in December 1995 for Emerging Growth II and International Equity II, respectively.

At the end of the period, the Adviser owned approximately 17.9% of International Equity II's Class A outstanding shares.

Accounting services include the salaries and overhead expenses of the Trust's Treasurer and the personnel operating under his direction. Charges are allocated among investment companies advised by the Adviser. These charges include the employee costs attributable to the Trust's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services. The services provided by the Adviser are at cost.

PFS Distributors (the "Distributor"), a wholly owned subsidiary of Travelers Group, Inc., serves as Distributor of the Trust's shares. The Distributor has an exclusive selling agreement with PFS Investments, Inc. to sell shares of the Trust. During the period, the Trust paid brokerage commissions of $406,044 to companies which are deemed affiliates of the Distributor's parent because it owns more than 5% of the companies' outstanding voting securities. Certain officers and trustees of the Trust are officers and trustees of the Adviser or its affiliates.

Under the Distribution Plans, each class of shares pays .25% per annum of its average daily net assets to the Distributor as a service fee. The service fee is intended to cover personal services provided to the shareholders by representatives of PFS Investments, Inc. Class B shares pay an additional fee of
 .75% per annum of their average daily net assets to reimburse the Distributor for its distribution costs. Actual distribution expenses incurred by the Distributor for Class B shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B plan are as shown in the following table and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Trust reimbursements of distribution fees.

Amounts paid by the affiliates during the period were as follows:


                                                              Growth &                  Emerging   International
                                                 Growth II   Income II  Government II  Growth II    Equity II
                                                 ----------  ---------  -------------  ---------  -------------
Accounting services............................  $    5,674  $  5,525     $  5,450      $    687     $    --
Sales of Fund shares, Distributor commissions..     115,963    67,581       37,676        47,949      11,149
Class B unreimbursed expenses (approximately)..   1,100,000   720,000      360,000       320,000      90,000

At the end of the period, Growth II owned approximately .89% of the Van Kampen American Capital Small Capitalization Fund ("Small Cap"), an investment company managed by the Adviser. Small Cap comprised approximately 3% of Growth II's total net assets. Small Cap's portfolio consisted of the following securities:



 Number                                                  Market
of Shares                                                Value
-----------------------------------------------------------------

             Common Stock
             Consumer Distribution
     22,000  Big B, Inc.                              $   316,250
     22,000  Books-A-Million, Inc.                        280,500
     11,000  Cardinal Health, Inc.                        577,500
      3,000  Carson Pirie Scott & Co.                      50,625
      4,000  CDW Computer Centers, Inc.                   195,000
     21,000  Circuit City Stores, Inc.                    698,250
     42,000  Claire's Stores, Inc.                        834,750
     12,000  CompUSA, Inc.                                481,500
     14,000  Consolidated Stores Corp.                    327,250
      1,000  Dole Food, Inc.                               38,000
      9,800  Eckerd Corp.                                 390,775
     52,000  Fingerhut Companies, Inc.                    695,500
     46,000  General Nutrition Companies, Inc.          1,115,500
      1,000  Great Atlantic & Pacific                      20,375
     29,000  Gymboree Corp.                               659,750
     11,000  Health Management, Inc.                      126,500
      2,000  Hills Stores Co.                              15,250
     10,000  Lear Seating Corp.                           290,000
     14,000  MacFrugals Bargains Closeouts                164,500
      9,000  Medicine Shoppe International, Inc.          389,250
      6,000  Mens Wearhouse, Inc.                         235,500
     15,000  Micro Wharehouse, Inc.                       678,750
     38,000  OfficeMax, Inc.                              940,500
     83,900  Pier 1 Imports, Inc.                         818,025
      5,000  Proffitts, Inc.                              118,750
      6,000  Rexel, Inc.                                   69,000
      3,000  Richfood Holdings, Inc.                       74,625
      7,000  Ross Stores, Inc.                            110,250
     25,000  Staples, Inc.                                668,750
     42,800  Stop & Shop Companies, Inc.                  877,400
     40,000  Sunglass Hut International, Inc.           1,090,000
      4,000  Tiffany & Co.                                174,500
     25,000  Viking Office Products, Inc.               1,109,375
     43,000  Waban, Inc.                                  661,125
      6,000  Whole Foods Market, Inc.                      72,750
      3,000  Younkers, Inc.                                66,375
     32,000  Zale Corp.                                   472,000
                                                      -----------
                                                       15,904,700
                                                      -----------

             Consumer Durables
      3,000  Borg Warner Automotive, Inc.                  86,625
     50,000  Breed Technologies, Inc.                     925,000
     47,000  Brunswick Corp.                              922,375
     21,000  Champion Enterprises, Inc.                   546,000
     35,000  Clayton Homes, Inc.                          936,250
     23,000  Cobra Golf, Inc.                             621,000
      4,000  Department 56, Inc.                          182,500
     24,000  Echlin, Inc.                                 864,000
      5,000  Fleetwood Enterprises, Inc.                  103,125
     14,000  Gencorp, Inc.                                148,750
      8,400  Harman International Industries, Inc.        389,550
     46,000  Leggett & Platt, Inc.                      1,115,500
      7,000  Lennar Corp.                                 161,875
     14,000  Outboard Marine Corp.                        297,500
      7,000  Smith (A. O.) Corp.                          146,125
      6,000  Snap-On Tools, Inc.                          254,250
     22,000  Toro Co.                                     632,500
                                                      -----------
                                                        8,332,925
                                                      -----------

             Consumer Non-Durables
      1,000  Alberto Culver Co., Class B                   31,625
     34,000  American Greetings Corp., Class A          1,079,500
     29,000  Barefoot, Inc.                               337,125
      7,000  Fieldcrest Cannon, Inc.                      134,750
      9,000  Fossil, Inc.                                  96,750
      2,000  Hormel (G. A.) & Co.                          46,000
     13,000  IBP, Inc.                                    781,625
     41,000  Liz Claiborne, Inc.                        1,158,250
     23,000  Nautica Enterprises, Inc.                    787,750
     10,000  Nu-Kote Holdings, Inc., Class A              198,750
     11,000  Phillips-Van Heusen Corp.                    111,375
      3,000  Scotts Co., Class A                           60,000
      9,000  Smithfield Foods, Inc.                       236,250
     15,000  Springs Industries, Inc.                     643,125
      8,000  St. John Knits, Inc.                         382,000
     21,000  Starbucks Corp.                              834,750
     56,000  Topps, Inc.                                  343,000
      1,000  Unifi, Inc.                                   22,750
      9,000  Universal Foods Corp.                        309,375
     18,000  Westpoint Stevens, Inc.                      382,500
     25,000  Whitman Corp.                                534,375
     18,000  Wolverine World Wide, Inc.                   549,000
                                                      -----------
                                                        9,060,625
                                                      -----------


   Number                                              Market
  of Shares                                            Value
-----------------------------------------------------------------
              Consumer Services
       4,000  Advo, Inc.                              $   102,500
      10,000  Banta Corp.                                 427,500
      12,000  Belo (A. H.) Corp.                          414,000
      14,000  Boston Chicken, Inc.                        476,000
      26,000  Bowne & Co., Inc.                           481,000
      11,000  Boyd Gaming Corp.                           148,500
       1,000  Casino America, Inc.                          7,000
      19,000  Equifax, Inc.                               722,000
       9,000  HFS, Inc.                                   559,125
      30,000  Kelly Services, Inc.                        765,000
      25,000  King World Productions, Inc.                865,625
      21,000  Lone Star Steakhouse Saloon, Inc.           813,750
       9,000  Media General, Inc., Class A                250,875
      21,000  Mirage Resorts, Inc.                        695,625
      19,000  New York Times Co., Class A                 529,625
      27,760  Ogden Corp.                                 635,010
      16,000  Olsten Corp.                                612,000
      17,000  Omnicom Group                             1,088,000
      26,000  Outback Steakhouse, Inc.                    809,250
       3,000  Papa John's International, Inc.             116,625
      13,200  PHH Corp.                                   580,800
      31,500  Players International, Inc.                 342,563
       1,000  Pulitzer Publishing Co.                      45,375
      19,000  Regal Cinemas, Inc.                         741,000
      17,000  Reynolds & Reynolds Co.                     603,500
      23,000  Rio Hotel & Casino, Inc.                    293,250
      28,000  Robert Half International, Inc.           1,029,000
      26,000  Sbarro, Inc.                                549,250
      12,500  Scientific Games Holdings Corp.             415,625
       6,000  Sonic Corp.                                 132,000
      13,500  Spelling Entertainment Group, Inc.          173,813
      24,000  Wendys International, Inc.                  480,000
      32,000  Westcott Communications, Inc.               444,000
                                                      -----------
                                                       16,349,186
                                                      -----------
              Energy
      17,000  BJ Services Co.                             401,625
      13,000  Brooklyn United Gas Co.                     326,625
      24,100  Eastern Enterprises                         716,975
      38,000  El Paso Natural Gas Co.                   1,026,000
      25,000  KCS Energy, Inc.                            246,875
      12,000  K.N. Energy, Inc.                           307,500
      25,000  Mesa, Inc.                                  106,250
      91,000  Nabors Industries, Inc.                     784,875
      14,000  NACCO Industries, Inc., Class A             805,000
       2,500  National Fuel Gas Co.                        75,000
      24,000  NICOR, Inc.                                 648,000
      15,000  Nuevo Energy Co.                            333,750
      16,000  Offshore Logistics, Inc.                    198,000
      14,400  ONEOK, Inc.                                 356,400
      28,000  Pacific Enterprises                         693,000
      48,000  Smith International, Inc.                   768,000
       1,000  Tidewater, Inc.                              26,375
      25,000  Union Texas Petroleum Holdings, Inc.        459,375
      12,000  United Meridian Corp.                       202,500
      24,000  Valero Energy Corp.                         567,000
      30,000  Varco International, Inc.                   277,500
       6,000  Washington Gas & Light Co.                  115,500
         500  Weatherford Enterra, Inc.                    12,250
       3,000  Western Atlas, Inc.                         133,500
      12,400  WICOR, Inc.                                 370,450
         188  Williams Companies                            7,285
                                                      -----------
                                                        9,965,610
                                                      -----------
              Finance
      12,000  Advanta Corp., Class A                  $   468,000
      25,000  Ahmanson (H. F.) & Co.                      634,375
      15,000  AMBAC, Inc.                                 643,125
      34,000  American Financial Group, Inc.              956,250
      25,000  American Re Corp.                           956,250
      29,000  Bankers Life Holding Corp.                  525,625
      33,000  Bear Stearns Companies, Inc.                660,000
      24,000  California Federal Bank                     357,000
       4,000  CCB Financial Corp.                         196,000
      26,000  Charter One Financial, Inc.                 737,750
      58,000  City National Corp.                         783,000
      10,000  CMAC Investment Corp.                       475,000
      23,000  Commercial Federal Corp.                    750,375
       1,500  Countrywide Credit Industries, Inc.          33,188
      23,000  Crestar Financial Corp.                   1,319,625
      41,000  Edwards (A.G.), Inc.                      1,040,375
      22,000  Finova Group, Inc.                        1,001,000
       7,000  First American Corp.                        306,250
      10,000  First Financial Corp.                       210,000
      18,000  First Tennessee National Corp.              972,000
      13,000  First USA, Inc.                             606,125
      20,300  Fremont General Corp.                       596,313
      19,000  GATX Corp.                                  909,625
      49,000  Mercury Financial Co.                       943,250
       7,300  MGIC Investment Corp.                       415,188
       9,000  North American Mtg., Co.                    185,625
      21,000  North Fork Bancorporation                   459,375
      22,000  Northern Trust Corp.                      1,050,500
      12,880  Norwest Corp.                               388,010
       2,000  Ohio Casualty Corp.                          71,500
      10,000  Penncorp Financial Group, Inc.              238,750
      32,000  Peoples Heritage Financial                  620,000
      25,000  Protective Life Corp.                       712,500
      18,000  Regions Financial Corp.                     720,000
     109,000  Reliance Group Holding                      803,875
      17,000  Reliastar Financial Corp.                   716,125
       3,000  Roosevelt Financial Group, Inc.              48,375
      38,000  Southtrust Corp.                            959,500
       5,000  Sovereign Bancorp, Inc.                      50,000
      19,300  Star Banc Corp.                           1,061,500
      16,000  TCF Financial Corp.                         936,000
       6,000  TIG Holdings, Inc.                          151,500
       6,000  Transatlantic Holdings, Inc.                405,750
      28,000  Union Planters Corp.                        854,000
       5,000  Vesta Insurance Group, Inc.                 203,125
      38,000  Washington Mutual, Inc.                     980,875
      15,000  Webb Del Corp.                              313,125
       9,000  Zions Bancorporation                        623,250
                                                      -----------
                                                       29,048,949
                                                      -----------
              Health Care
      25,000  Amsco International, Inc.                   409,375
      24,000  Bausch & Lomb, Inc.                         840,000
       5,000  Bio Rad Labs, Inc.,  Class A                190,625
      19,000  CNS, Inc.                                   199,500
      11,000  Community Health Systems, Inc.              349,250
      52,000  Cor Therapeutics, Inc.                      533,000
       1,000  Cordis Corp.                                110,625
       4,000  Dentsply International, Inc.                138,000
      29,000  Foundation Health Corp.                   1,236,125
       2,000  HBO & Co.                                   143,250
      20,000  Healthcare Compare Corp.                    770,000
       8,000  Healthsouth Rehabilitation                  211,000



  Number                                                    Market
 of Shares                                                   Value
--------------------------------------------------------------------
     39,000  Horizon/CMS Healthcare                      $   784,875
     37,073  ICN Pharmaceuticals, Inc.                       759,997
     24,000  Integrated Health Services, Inc.                519,000
     29,000  Lincare Holdings, Inc.                          725,000
      3,000  Manor Care, Inc.                                 98,625
      1,000  Maxicare Health Plans                            17,625
     32,000  Medisense, Inc.                                 716,000
     47,500  Mylan Labs, Inc.                                890,625
     16,000  Nellcor Puritan Bennett, Inc.                   924,000
      8,000  North American Biological                        65,000
      2,000  Orthofix International, NV                       19,500
     16,000  Oxford Health Plans, Inc.                     1,260,000
      6,000  Pacific Physician Services                       94,500
      3,000  Quintiles Transnational Corp.                   192,750
     17,000  Renal Treatment Centers, Inc.                   612,000
      6,000  Rexall Sundown, Inc.                             90,000
      3,000  Target Therapeutics, Inc.                       229,500
     18,000  Thermo Cardiosystems, Inc.                      877,500
      2,000  United American Healthcare Corp.                 22,250
     12,000  Universal Health Services, Inc., Class B        448,500
     20,000  Vivra, Inc.                                     660,000
     25,320  Watsons Pharmaceuticals, Inc.                 1,145,730
                                                         -----------
                                                          16,283,727
                                                         -----------

             Producer Manufacturing
     16,000  Agco Corp.                                      754,000
      3,000  Alliant Techsystems, Inc.                       139,500
      5,000  Ametek, Inc.                                     88,750
     14,600  Aptar Group, Inc.                               501,875
      7,000  Blount, Inc., Class A                           305,375
     21,000  Briggs & Stratton Corp.                         847,875
      6,000  Cognex Corp.                                    363,000
     22,000  Cummins Engine Co., Inc.                        792,000
     26,000  Danaher Corp.                                   812,500
     22,000  Detroit Diesel Corp.                            396,000
     11,000  Duracraft Corp.                                 239,250
      6,000  Granite Construction, Inc.                      171,750
     18,500  IDEX Corp.                                      698,375
      7,000  INDRESCO, Inc.                                  120,750
      1,000  Johnson Controls, Inc.                           58,500
     20,000  Juno Lighting, Inc.                             292,500
      2,000  Kent Electrics Corp.                             97,750
     16,000  Kulicke & Sofa Industries, Inc.                 560,000
     24,000  Mueller Industries, Inc.                        561,000
      4,000  National Service Industries, Inc.               119,500
      9,000  Navistar International Corp.                     93,375
     19,000  PACCAR, Inc.                                    798,000
     30,000  Southdown, Inc.                                 495,000
     90,000  Sterling Chemicals, Inc.                        731,250
     11,000  Teledyne, Inc.                                  275,000
     28,300  Thermo Instrument Systems, Inc.                 856,075
     26,000  Timken Co.                                    1,036,750
      8,000  United Waste Systems, Inc.                      316,000
     31,000  Varity Corp.                                  1,108,250
      6,000  Watts Industries, Inc., Class A                 123,750
     32,000  Wellman, Inc.                                   752,000
      9,000  Wolverine Tube, Inc.                            319,500
                                                         -----------
                                                          14,825,200
                                                         -----------

             Raw Materials/Processing Industries
     17,000  Cleveland Cliffs, Inc.                          641,750
     16,000  Cyprus Amax Minerals                            428,000
      4,000  Cytec Industries, Inc.                          218,000
      6,000  First Mississippi Corp.                         123,750
     14,000  Geon Co.                                        346,500
     24,000  Georgia Gulf Corp.                              801,000
     15,000  Goodrich (B. F.) Co.                            990,000
     46,000  Handy & Harman                                  644,000
      8,000  Inland Steel Industries, Inc.                   186,000
      2,000  International Specialty Products, Inc.           17,500
     62,000  Jefferson Smurfit Corp.                         759,500
     40,000  J&L Specialty Steel, Inc.                       660,000
     44,000  Longview Fibre Co.                              643,500
     15,000  Lubrizol Corp.                                  435,000
     41,000  Lyondell Petrochemical Co.                      881,500
     46,000  Magma Copper Co., Class B                       770,500
      6,000  Medusa Corp.                                    149,250
      3,000  NCH Corp.                                       163,125
     14,000  Olin Corp.                                      904,750
     51,000  Owens-Illinois, Inc.                            643,875
     12,000  Potlatch Corp.                                  505,500
      3,000  Quanex Corp.                                     58,875
     11,000  Rayonier, Inc.                                  418,000
     69,000  Rexene Corp.                                    621,000
     20,000  Sealed Air Corp.                                522,500
      5,000  Sigma-Aldrich Corp.                             240,000
     33,000  Sonoco Products Co.                             833,250
     43,000  Stone Container Corp.                           736,375
     46,000  Terra Industries, Inc.                          580,750
      1,000  Texas Industries, Inc.                           52,875
     23,000  USG Corp.                                       669,875
     15,000  Vigoro Corp.                                    652,500
      5,000  Vulcan Materials Co.                            277,500
     43,500  Worthington Industries, Inc.                    744,938
                                                         -----------
                                                          17,321,438
                                                         -----------

             Technology
      6,000  Adaptec, Inc.                                   264,000
     20,000  Alantec Corp.                                   710,000
      4,000  Altera Corp.                                    244,000
     15,000  America Online, Inc.                          1,215,000
      3,000  Analysts International Corp.                     90,000
     28,000  Aspect Telecommunications Corp.                 973,000
     19,000  Atmel Corp.                                     594,936
      1,000  Auspex Systems, Inc.                             14,812
     27,000  Autodesk, Inc.                                  911,250
     21,400  Avnet, Inc.                                   1,080,700
     10,000  BMC Industries, Inc.                            386,250
     18,000  BMC Software, Inc.                              641,250
     56,000  Borland International, Inc.                     777,000
     36,000  Cadence Design Systems, Inc.                  1,174,500
     19,000  Cascade Communications                        1,344,250
     21,000  Cidco, Inc.                                     588,000
      2,000  Computer Network Technology                      13,125
     60,000  Conner Peripherals, Inc.                      1,095,000
     22,000  Credence Systems Corp.                          825,000
      1,000  Dallas Semiconductor Co.                         21,250
     13,000  Dovatron International, Inc.                    399,750
     22,000  Dynatech Corp.                                  335,500
     12,000  Electroglas, Inc.                               867,000
     13,000  Electronics For Imaging, Inc.                 1,082,250
      4,000  FTP Software, Inc.                              108,188
     34,000  Gateway 2000, Inc.                            1,160,250
      9,000  Harris Corp.                                    525,375
     23,000  In Focus Systems, Inc.                          730,250
     44,000  Integrated Device Technology, Inc.              844,250
     22,000  International Rectifier Corp.                 1,009,250
     37,000  Intervoice, Inc.                                689,125
     24,000  KLA Instruments Corp.                         1,050,000



   Number                                                   Market
  of Shares                                                 Value
---------------------------------------------------------------------
    3,000  Komag, Inc..................................  $    172,875
   13,000  Lam Research Corp...........................       809,250
    3,000  Littelfuse, Inc.............................        98,625
   17,000  McAfee Associates, Inc......................       998,750
   10,000  Microchip Technology, Inc...................       397,500
   26,000  Netmanage, Inc..............................       542,750
   14,000  Network Equipment Technologies..............       465,500
   22,000  Network General Corp........................       907,500
   12,500  Novellus Systems, Inc.......................       857,812
    8,000  Peoplesoft, Inc.............................       688,000
    4,500  Pioneer Standard Electronics, Inc...........        62,438
    9,000  Policy Management Systems Corp..............       426,375
    5,000  Quantum Corp................................        86,250
   23,000  Read-Rite Corp..............................       819,375
    4,000  Recoton Corp................................        89,000
   38,000  S3, Inc.....................................       650,750
   14,000  Seagate Technology..........................       638,750
   30,000  Sequent Computer Systems, Inc...............       525,000
   25,000  Solectron Corp..............................     1,018,750
    9,000  Sterling Software, Inc......................       416,250
   19,000  Symbol Technologies, Inc....................       665,000
   20,000  Teradyne, Inc...............................       670,000
   12,000  3Com Corp...................................       582,000
   11,474  U.S. Robotics Corp..........................     1,067,080
   19,000  Unitrode Corp...............................       513,000
    8,500  Varian Associates, Inc......................       437,750
   27,000  Vishay Intertechnology, Inc.................       972,000
   19,000  Wyle Electronics, Inc.......................       814,625
   21,000  Xilinx, Inc.................................     1,000,125
                                                         ------------
                                                           39,157,591
                                                         ------------

           Transportation

   49,000  Arkansas Best Corp..........................       453,250
   32,000  Comair Holdings, Inc........................       896,000
   10,800  Consolidated Freightways, Inc...............       252,450
    1,000  Continental Airlines, Inc., Class B.........        35,625
   24,000  Fritz Companies, Inc........................       846,000
   26,000  Illinois Central Corp.......................     1,001,000
   22,000  MS Carriers, Inc............................       341,000
   12,000  Northwest Airlines, Inc., Class A...........       486,000
   19,000  Pittston Company Services Group.............       520,125
    6,000  Stolt Nielsen, S.A..........................       182,250
   11,000  TNT Freightways Corp........................       203,500
                                                         ------------
                                                            5,217,200
                                                         ------------


           Utilities

   29,000  AES Corp....................................       572,750
   26,000  AT&T Corp...................................     1,040,000
   34,100  Boston Edison Co............................       937,750
    4,500  C-Tec Corp..................................        94,500
   12,000  California Energy, Inc......................       216,000
   27,000  Centerior Energy Corp.......................       273,375
    4,300  Central Hudson Gas & Electric Corp..........       131,688
    1,000  Colorado Public Service Co..................        34,000
   10,000  Commnet Cellular, Inc.......................       252,500
   38,000  Delmarva Power & Light Co...................       845,500
   17,000  DQE, Inc....................................       469,625
    8,000  Eastern Utilities Association...............       187,000
    4,251  Firstmiss Gold, Inc.........................        77,049
   42,000  Frontier Corp...............................     1,139,250
   36,000  Illinova Corp...............................     1,026,000
   41,000  Long Island Lighting Co.....................       707,250
   33,000  New Mexico Public Service Co................       556,875
   24,000  NIPSCO Industries, Inc......................       879,000
    9,500  Oklahoma Gas & Electric Co..................       380,000
    3,000  Orange & Rockland Utilities.................       105,375
   27,000  Pinnacle West Capital Corp..................       742,500
   32,000  Portland General Corp.......................       872,000
   14,200  Southern New England Telecommunications.....       514,750
   23,000  U.S. Cellular Corp..........................       790,625
    1,000  U.S. Long Distance Corp.....................        13,000
                                                         ------------
                                                           12,858,362
                                                         ------------
             Total Common Stock........................   194,325,513
                                                         ------------
           Convertible Preferred Stock

    1,600  FHP International, $1.25, Series A..........        38,000
                                                         ------------
 Principal
  Amount
  (000)
 ---------
           Repurchase Agreement

  $ 5,805  Lehman Government Securities, Inc.,
             5.75%, 11/01/95...........................     5,805,000
                                                         ------------
           Total Investments...........................   200,168,513
           Other assets and liabilities, net...........       176,308
                                                         ------------
           NET ASSETS..................................  $200,344,821
                                                         ============

Note 3--Investment Activity
During the period, the cost of purchases and proceeds from sales and maturities of investments, excluding short-term investments and forward commitments were:

                                                                            Growth &                     Emerging    International
                                                             Growth II     Income II    Government II   Growth II      Equity II
                                                            ------------   ----------    ------------  -----------    ------------

  Purchases..............................................    $83,144,346   $41,958,082    $23,733,799  $29,403,570      $8,126,934
  Sales..................................................    $50,888,482   $17,696,039    $13,098,839  $ 6,151,590      $  753,105

At the end of the period, the Trust held the following futures contracts:

                                                                                                                       Unrealized
                                                                                          Number of      Market       Appreciation
          Fund                                                     Description            Contracts       Value      (Depreciation)
 -----------------------------                             ---------------------------    ----------   -----------   -------------
   Growth II                                               Standard & Poor's 500 Index
                                                             expiring 12/95 (long)            16        $4,670,800     $   76,343
                                                             expiring 3/96 (long)              4         1,177,400         (4,650)
                                                                                                        ----------     ----------
                                                                                                        $5,848,200     $   71,693
                                                                                                        ==========     ==========


   Growth & Income II                                      Standard & Poor's 500 Index
                                                             expiring 3/96 (long)              2        $  588,700     $   (5,025)
                                                                                                        ==========     ==========
   Government II                                           U.S. Treasury Bond,
                                                             expiring 12/95 (short)            6        $ (702,375)    $   (1,388)
                                                           U.S. Treasury Bond,
                                                             expiring 12/95 (long)            23         2,692,438         42,836
                                                           U.S. Treasury Note, five years
                                                             expiring 12/95 (short)            5          (541,641)        (1,970)
                                                           U.S. Treasury Note, five years
                                                             expiring 12/95 (long)             8           866,625          8,024
                                                           U.S. Treasury Note, ten years
                                                             expiring 12/95 (long)            10         1,115,313         14,562

                                                           U.S. Treasury Bond,
                                                             expiring 3/96 (long)              2           233,438           (212)
                                                                                                        ----------      ----------
                                                                                                        $3,663,798      $   61,852
                                                                                                        ==========      ==========

At the end of the period, Government II held the following forward commitments for which delivery is not intended:

                                                                       Unrealized
 Principal                                                 Market     Appreciation
  Amount                     Security                      Value     (Depreciation)
---------    ----------------------------------------    --------    --------------
             Government National Mortgage Association
$500,000       7.00%, settling 11/95 (sale)............  $(496,565)      $    (2)
 600,000       7.00%, settling 11/95 (purchase)........    595,878        13,315
                                                         ---------       -------
                 (Net obligation $86,000)..............  $  99,313       $13,313
                                                         =========       =======

The following table presents the identified cost of investments (and foreign currency for International Equity II) at the end of the period for federal income tax purposes and the associated net unrealized appreciation.


                                                   Growth                       Emerging     International
                                    Growth II    & Income II   Government II    Growth II      Equity II
                                   -----------   -----------   -------------   -----------   -------------
  Identified cost................  $51,263,560   $33,845,311    $21,895,632    $25,817,140     $9,054,237
                                   ===========   ===========    ===========    ===========     ==========
  Gross unrealized appreciation..  $ 4,388,657   $ 2,927,593    $   418,009    $ 2,782,612     $  923,978
  Gross unrealized depreciation..     (758,483)     (607,669)       (51,310)      (626,049)      (317,907)
                                   -----------   -----------    -----------    -----------     ----------
  Net unrealized appreciation....  $ 3,630,174   $ 2,319,924    $   366,699    $ 2,156,563     $  606,071
                                   ===========   ===========    ===========    ===========     ==========

Note 4--Capital

Each Fund offers two classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred basis (the Class B shares). All classes of shares have the same rights, except that Class B shares bear the cost of distribution fees and certain other class specific expenses. Class B shares automatically convert to Class A shares six years after purchase, subject to certain conditions. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Trust has an unlimited number of each class of shares of $.01 par value beneficial interest authorized. Transactions in shares of beneficial interest for the period were as follows:


                              Growth II              Growth & Income II           Government II         Emerging   International
                       ------------------------   ------------------------   ------------------------   Growth II    Equity II
                       Year Ended  Period Ended   Year Ended  Period Ended   Year Ended  Period Ended   ---------  -------------
                        Oct.  31,    Oct. 31,      Oct. 31,     Oct. 31,      Oct. 31,     Oct. 31,          Feb. 21 1995
                         1995           1994         1995         1994          1995         1994        through Oct. 31, 1995
                       ----------  ------------   ----------  ------------   ----------  ------------   ------------------------
Shares sold
  Class A............  1,296,305      373,998       870,371      300,262       545,888      433,958     1,125,630     480,871
  Class B............  1,972,519      497,430     1,317,260      312,434       618,905      253,982       732,333     202,578
                       ---------      -------     ---------    ---------     ---------    ---------     ---------     -------
                       3,268,824      871,428     2,187,631      612,696     1,164,793      687,940     1,857,963     683,449
                       ---------      -------     ---------    ---------     ---------    ---------     ---------     -------
Shares reinvested
  Class A............         --           --         6,227          999        27,873        5,134            --          --
  Class B............         --           --         3,076          584        19,868        1,471            --          --
                       ---------      -------     ---------    ---------     ---------    ---------     ---------     -------
                              --           --         9,303        1,583        47,741        6,605            --          --
                       ---------      -------     ---------    ---------     ---------    ---------     ---------     -------

Shares redeemed
  Class A............   (217,699)      (5,414)     (202,866)      (4,796)     (158,374)     (44,548)      (70,836)     (6,846)
  Class B............   (146,988)      (9,513)     (106,128)      (1,966)      (99,822)     (13,568)      (14,613)     (3,080)
                       ---------      -------     ---------    ---------     ---------    ---------     ---------     -------
                        (364,687)     (14,927)     (308,994)      (6,762)     (258,196)     (58,116)      (85,449)     (9,926)
                       ---------      -------     ---------    ---------     ---------    ---------     ---------     -------
Increase in shares
  outstanding........  2,904,137      856,501     1,887,940      607,517       954,338      636,429     1,772,514     673,523
                       =========      =======     =========    =========     =========    =========     =========     =======


Note 5--Trustee Compensation
Trustees who are not affiliated with the Adviser are compensated by the Trust at the annual rate of $5,320 plus a fee of $360 per day for the Board meeting attended.


                                                   Growth                      Emerging    International
                                     Growth II   & Income II   Government II   Growth II      Equity II
                                     ---------   -----------   -------------   ---------   -------------
    Trustees' fees for the period..   $22,505      $21,775        $21,662       $6,800         $6,460
                                      =======      =======        =======       ======         ======

 Financial Highlights

 Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                              Class A(2)                               Class B(2)
                                                  ------------------------------------     ------------------------------------
                                                        Year           May 3, 1994(1)            Year           May 3, 1994(1)
                                                       Ended              through               Ended              through
                                                  October 31, 1995    October 31, 1994     October 31, 1995    October 31, 1994
                                                  ----------------    ----------------     ----------------    ----------------
Growth II Fund

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period............       $11.89              $11.81                $11.85             $11.81
                                                       ------              ------                ------             ------
Income from investment operations
 Investment income..............................          .28                 .29                   .27                .28
 Expenses(4)....................................         (.37)               (.29)                 (.46)              (.32)
                                                       ------              ------                ------             ------
Net investment income (loss)....................         (.09)                .00                  (.19)              (.04)
Net realized and unrealized gain on securities..         2.77                 .08                  2.75                .08
                                                       ------              ------                ------             ------
Total from investment operations................         2.68                 .08                  2.56                .04
                                                       ------              ------                ------             ------
Net asset value, end of period..................       $14.57              $11.89                $14.41             $11.85
                                                       ======              ======                ======             ======
TOTAL RETURN(3).................................        22.44%                .76%                21.50%               .42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)............       $ 21.1              $  4.4                $ 33.3             $  5.8
Average net assets (millions)...................       $ 11.5              $  2.1                $ 17.6             $  2.1

Ratios to average net assets (annualized)(4)
 Expenses.......................................         2.75%               4.89%                 3.50%              5.79%
 Expenses, without expense reimbursement........         2.90%                 --                  3.65%                --
 Net investment loss............................         (.68%)              (.05%)               (1.45%)             (.78%)
 Net investment loss, without expense
  reimbursement.................................         (.83%)                 --                (1.60%)               --

Portfolio turnover rate.........................          193%                151%                  193%               151%
-------------------------------------------------------------------------------------------------------------------------------
Growth & Income II Fund

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period............       $11.71              $11.81                $11.70             $11.81
                                                       ------              ------                ------             ------
Income from investment operations
 Investment income..............................          .41                 .42                   .42                .42
 Expenses(4)....................................         (.31)               (.21)                 (.41)              (.25)
                                                       ------              ------                ------             ------
Net investment income...........................          .10                 .21                   .01                .17
Net realized and unrealized gains or losses on
 securities.....................................        2.255                (.26)                2.234              (.251)
                                                       ------              ------                ------             ------
Total from investment operations................        2.355                (.05)                2.244              (.081)
                                                       ------              ------                ------             ------
Less distributions from
 Net investment income..........................         (.10)               (.05)                 (.01)             (.029)
 Excess of book-basis net investment income.....        (.045)                 --                 (.054)                --
                                                       ------              ------                ------             ------
Total distributions.............................        (.145)               (.05)                (.064)             (.029)
                                                       ------              ------                ------             ------
Net asset value, end of period..................       $13.92              $11.71                $13.88             $11.70
                                                       ======              ======                ======             ======

TOTAL RETURN(3).................................        20.20%              (.42%)                19.19%              (.68%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)............       $ 13.5              $  3.5                $ 21.2             $  3.6
Average net assets (millions)...................       $  7.5              $  1.9                $ 10.2             $  1.5

Ratios to average net assets (annualized)(4)
 Expenses.......................................         2.44%               3.37%                 3.15%              4.42%
 Expenses, without expense reimbursement........         2.59%               3.40%                 3.30%              4.45%
 Net investment income..........................          .81%               3.38%                  .05%              3.00%
 Net investment income (loss), without expense
  reimbursement.................................          .66%               3.35%                 (.10%)             2.97%

Portfolio turnover rate.........................          108%                215%                  108%               215%


 (1) Commencement of operations
 (2) Based on average shares outstanding
 (3) Total return does not consider the effect of sales charges.
 (4) See Note 2

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

                                                              Class A(2)                          Class B(2)
                                                  ----------------------------------  ----------------------------------
                                                        Year         May 3, 1994(1)         Year         May 3, 1994(1)
                                                       Ended            through            Ended            through
                                                  October 31, 1995  October 31, 1994  October 31, 1995  October 31, 1994
                                                  ----------------  ----------------  ----------------  ----------------
Government II Fund
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.............      $ 11.54           $11.91            $ 11.54          $11.91
                                                       -------           ------            -------          ------
Income from investment operations
Investment income................................          .93              .38                .93             .38
Expenses.........................................         (.32)            (.15)              (.42)           (.18)
                                                       -------           ------            -------          ------
Net investment income............................          .61              .23                .51             .20
Net realized and unrealized gains or losses on
 securities......................................        .6366             (.40)             .6523            (.41)
                                                       -------           ------            -------          ------
Total from investment operations.................       1.2466             (.17)            1.1623            (.21)
Less distributions from
Net investment income............................         (.61)            (.20)              (.51)           (.16)
Excess of book-basis net investment income.......       (.0366)               -             (.0523)              -
                                                       -------           ------            -------          ------
Total distributions..............................       (.6466)            (.20)            (.5623)           (.16)
                                                       -------           ------            -------          ------
Net asset value, end of period...................      $ 12.14           $11.54            $ 12.14          $11.54
                                                       =======           ======            =======          ======

TOTAL RETURN(3)..................................        11.20%           (1.53%)            10.42%          (1.83%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).............      $   9.8           $  4.6            $   9.5          $  2.8
Average net assets (millions)....................      $   6.4           $  3.9            $   5.5          $  1.1
Ratios to average net assets (annualized)
 Expenses........................................         2.74%            2.32%              3.48%           3.25%
 Net investment income...........................         5.11%            3.54%              4.32%           3.49%
Portfolio turnover rate..........................          113%             155%               113%            155%

 (1) Commencement of operations
 (2) Based on average shares outstanding
 (3) Total return does not consider the effect of sales charges.

See Notes to Financial Statements.

  Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                            Class A(2)                      Class B(2)
                                                                        --------------------            --------------------
                                                                        February 21, 1995(1)            February 21, 1995(1)
                                                                              through                         through
                                                                          October 31, 1995                October 31, 1995
                                                                        --------------------            --------------------
Emerging Growth II Fund

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......................................    $11.81                          $11.81
                                                                               ------                          ------
Income from investment operations
  Investment income........................................................       .15                             .15
  Expenses(4)..............................................................      (.39)                           (.50)
                                                                               ------                          ------
Net investment loss........................................................      (.24)                           (.35)
Net realized and unrealized gain on securities.............................      3.55                            3.58
                                                                               ------                          ------
Total from investment operations...........................................      3.31                            3.23
                                                                               ------                          ------
Net asset value, end of period.............................................    $15.12                          $15.04
                                                                               ======                          ======
TOTAL RETURN(3)............................................................     28.11%                          27.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).......................................    $ 15.9                          $ 10.8
Average net assets (millions)..............................................    $  6.1                          $  3.7

Ratios to average net assets (annualized)(4)
 Expenses..................................................................      2.75%                           3.49%
 Expenses, without expense reimbursement...................................      3.37%                           4.11%
 Net investment loss.......................................................     (1.65%)                         (2.45%)
 Net investment loss, without expense reimbursement........................     (2.27%)                         (3.07%)

Portfolio turnover rate....................................................        83%                             83%
----------------------------------------------------------------------------------------------------------------------------
International Equity II Fund

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.......................................    $11.81                          $11.81
                                                                               ------                          ------
Income from investment operations
  Investment income........................................................       .19                             .19
  Expenses(4)..............................................................      (.33)                           (.40)
                                                                               ------                          ------
Net investment loss........................................................      (.14)                           (.21)
Net realized and unrealized gain on securities.............................      2.19                            2.19
                                                                               ------                          ------
Total from investment operations...........................................      2.05                            1.98
                                                                               ------                          ------
Net asset value, end of period.............................................    $13.86                          $13.79
                                                                               ======                          ======
TOTAL RETURN(3)............................................................     16.28%/(5)/                     15.69%/(5)/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).......................................    $  6.6                          $  2.7
Average net assets (millions)..............................................    $  3.7                          $  1.0

Ratios to average net assets (annualized)(4)
 Expenses..................................................................      3.64%                           4.33%
 Expenses, without expense reimbursement...................................      5.97%                           6.67%
 Net investment loss.......................................................     (1.40%)                         (2.80%)
 Net investment loss, without expense reimbursement........................     (3.73%)                         (5.13%)

 Portfolio turnover rate...................................................        17%                             17%

 /(1)/ Commencement of operations
 /(2)/ Based on average shares outstanding
 /(3)/ Total return has not been annualized and does not consider the effect of sales charges.
 /(4)/ See Note 2
 /(5)/ Total return from March 17, 1995 (date the Fund's investment strategy was implemented) through October 31, 1995.



See Notes to Financial Statements.

 Report of Independent Auditors



To the Shareholders and Board of Trustees of Common Sense Trust

We have audited the accompanying statements of net assets of Common Sense II Growth Fund, Common Sense II Growth and Income Fund, Common Sense II Government Fund, Common Sense II Emerging Growth Fund, and Common Sense II International Equity Fund, (cumulatively the "Funds"), five of ten portfolios constituting the series of the Common Sense Trust (the "Trust"), as of October 31, 1995. For Common Sense II Emerging Growth Fund and Common Sense II International Equity Fund we have audited the related statements of operations, the statements of changes in net assets and the financial highlights for the period from inception (February 21, 1995) through October 31, 1995. For Common Sense II Growth Fund, Common Sense II Growth and Income Fund and Common Sense II Government Fund we have audited the related statements of operations, the statements of changes in net assets and the financial highlights for the period from inception (May 3, 1994) through October 31, 1994 and for the year ended October 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Common Sense Trust listed above at October 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the periods identified above, in conformity with generally accepted accounting principles.


                                                 ERNST & YOUNG LLP

Houston, Texas
December 1, 1995

Fund Performance Data


Management Discussion

Each of the graphs below shows the total return performance of a different Common Sense II fund compared to a benchmark index. While the Securities and Exchange Commission requires that we provide this comparison, it may not be meaningful in evaluating your Fund's performance against its specific objectives and your time frame. The indexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. All sales charges and all other fees and expenses are reflected in the performance shown for Class A shares of each Common Sense IIfund at maximum offering price. In addition, since investors purchase shares of the Funds with varying sales charges depending primarily on volume purchased, each Fund's performance at net asset value also is shown. The charts below reflect the performances of Class A shares of each Fund. The performance of Class A shares will differ from that of Class B shares of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in Class B shares of the Fund.

For details on market conditions and each Fund's performance during the reporting period, see pages 2-5 of this report.


         Comparison of $10,000 Investment in
     Common Sense Trust II Growth Fund vs. S&P 500

                                        Common Sense Trust II            Common Sense Trust II
              Standard & Poor's    Growth & Income Fund (Class A)    Growth & Income Fund (Class A)
Year          500-Stock Index*        at Maximum Offering Price            at Net Asset Value
5/3/94            10000                         9448                             10000
6/94               9928                         9304                              9848
7/94              10241                         9432                              9983
8/94              10626                         9584                             10144
9/94              10414                         9344                              9890
10/94             10631                         9520                             10076
11/94             10211                         9152                              9687
12/94             10412                         9248                              9788
1/95              10664                         9304                              9848
2/95              11049                         9704                             10271
3/95              11422                         9904                             10483
4/95              11742                        10152                             10745
5/95              12168                        10552                             11169
6/95              12509                        10904                             11541
7/95              12907                        11472                             12142
8/95              12902                        11520                             12193
9/95              13500                        11856                             12549
10/95             13433                        11656                             12337

Average Annual                                 Inception
Total Return-Class A                   1 Year   (5/3/94)
----------------------------------------------------------
At Net Asset Value                     22.44%    15.03%
----------------------------------------------------------
With Maximum 5.50% Sales Charge        15.73%    10.76%
----------------------------------------------------------


          Comparison of $10,000 Investment in
  Common Sense Trust II Growth & Income Fund vs. S&P 500

                                        Common Sense Trust II            Common Sense Trust II
              Standard & Poor's    Growth & Income Fund (Class A)    Growth & Income Fund (Class A)
Year          500-Stock Index*        at Maximum Offering Price            at Net Asset Value
5/3/94             10000                        9488                             10000
6/94                9928                        9208                              9746
7/94               10241                        9344                              9890
8/94               10626                        9584                             10144
9/94               10414                        9280                              9822
10/94              10631                        9409                              9958
11/94              10211                        9031                              9559
12/94              10412                        9079                              9610
1/95               10664                        9346                              9892
2/95               11049                        9653                             10217
3/95               11422                        9891                             10469
4/95               11742                       10150                             10743
5/95               12168                       10466                             11078
6/95               12509                       10754                             11382
7/95               12907                       11184                             11837
8/95               12902                       11184                             11837
9/95               13500                       11496                             12168
10/95              13433                       11309                             11970

Average Annual                                 Inception
Total Return-Class A                   1 Year   (5/3/94)
----------------------------------------------------------
At Net Asset Value                     20.20%    12.74%
----------------------------------------------------------
With Maximum 5.50% Sales Charge        13.60%     8.55%
----------------------------------------------------------


         Comparison of $10,000 Investment in
   Common Sense Trust II International Equity Fund vs. Europe-Australia-Far East Index + DV

                                            Common Sense Trust II                  Common Sense Trust II
              Europe-Australia-      International Equity Fund (Class A)    International Equity Fund (Class A)
Year         Far East Index + DV*         at Maximum Offering Price                 at Net Asset Value
3/17/95            10000                            9528                                   10000
4/30/95            10379                           10128                                   10629
5/31/95            10258                           10448                                   10965
6/30/95            10081                           10799                                   11334
7/31/95            10711                           11351                                   11913
8/31/95            10305                           11031                                   11577
9/30/95            10509                           11271                                   11829
10/31/95           10229                           11079                                   11628

Aggregate Total Returns-Class A                 Inception
(as of 10/31/95)                                (3/17/95)
----------------------------------------------------------
At Net Asset Value                                16.28%
----------------------------------------------------------
With Maximum 5.50% Sales Charge                   10.79%
----------------------------------------------------------


         Comparison of $10,000 Investment in
      Common Sense Trust II Emerging Growth Fund
            vs. Russell 2000 Stock Index

                                   Common Sense Trust II              Common Sense Trust II
              Russell 2000     Emerging Growth Fund (Class A)     Emerging Growth Fund (Class A)
Year          Stock Index*       at Maximum Offering Price              at Net Asset Value
2/21/95           10000                     9524                               10000
3/31/95           10172                     9798                               10288
4/30/95           10398                     9992                               10491
5/31/95           10577                    10153                               10660
6/30/95           11126                    10927                               11473
7/31/95           11767                    11944                               12540
8/31/95           12010                    12121                               12727
9/30/95           12225                    12500                               13124
10/31/95          11678                    12202                               12811

Aggregate Total Returns-Class A                   Since
(as of 10/31/95)                                (2/21/95)
----------------------------------------------------------
At Net Asset Value                                28.11%
----------------------------------------------------------
With Maximum 5.50% Sales Charge                   22.02%
----------------------------------------------------------

*Past performance is not indicative of future performance. The comparative indexes used are broad-based, unmanaged indexes that do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.

Fund Performance Data


            Comparison of $10,000 Investment in
          Common Sense Trust II Government Fund vs.
  Lehman Brothers Mutual Fund General U.S. Government Index

                             [GRAPH APPEARS HERE]

             Common Sense Trust II                         Common Sense Trust II
                Government Fund        Lehman Brothers        Government Fund
                   (Class A)             Mutual Fund             (Class A)
                  at Maximum            General U.S.               at Net
                Offering Price        Government Index*          Asset Value
5/3/94               9528                   10000                   10000
6/30/94              9475                    9944                    9977
7/31/94              9598                   10073                   10160
8/31/94              9559                   10032                   10162
9/30/94              9419                    9886                   10019
10/31/94             9383                    9847                   10012
11/31/94             9359                    9822                    9994
12/31/94             9429                    9896                   10055
1/31/95              9606                   10082                   10242
2/28/95              9819                   10305                   10462
3/31/95              9832                   10319                   10528
4/30/95              9942                   10434                   10666
5/31/95             10197                   10702                   11096
6/30/95             10214                   10720                   11181
7/31/95             10177                   10681                   11140
8/31/95             10268                   10777                   11270
9/30/95             10326                   10838                   11378
10/31/95            10434                   10951                   11552


--------------------------------------------------------------
Average Annual                                      Inception
Total Return-Class A                     1 Year      (5/3/94)
--------------------------------------------------------------
At Net Asset Value                       11.20%        6.24%
--------------------------------------------------------------
With Maximum 4.75% Sales Charge           5.97%        2.87%
--------------------------------------------------------------

*Past performance is not indicative of future performance. The comparative indexes used are broad-based, unmanaged indexes that do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.

Common Sense Trust II


Board of Trustees

Donald M. Carlton
A. Benton Cocanougher
Stephen R. Gross
Norman Hackerman
Robert D. H. Harvey
Jeffrey B. Lane
Alan G. Merten
Steven Muller
F. Robert Paulsen
R. Richardson Pettit
Don G. Powell
Alan B. Shepard, Jr.
Miller Upton
Benjamin N. Woodson

-----------------------------

Officers
Don G. Powell
  President

Gerald Baxter
Stephen L. Boyd
James Conheady
James A. Gilligan
David C. Johnson
Gary M. Lewis
Dennis J. McDonnell
Ronald A. Nyberg
Robert C. Peck, Jr.
Greg Pitts
John R. Reynoldson
Jeffrey Russell
Alan T. Sachtleben
David R. Troth
D. Richard Williams
Paul R. Wolkenberg
  Vice Presidents

Curtis W. Morell
Vice President and
  Treasurer

Tanya M. Loden
  Vice President and
  Controller

Nori L. Gabert
  Vice President and
  Secretary

Huey P. Falgout, Jr.
J. David Wise
  Assistant Secretaries

Perry F. Farrell
M. Robert Sullivan
  Assistant Treasurers

----------------------------------------------------

Investment Adviser
Van Kampen American Capital Asset Management, Inc.
2800 Post Oak Blvd., Houston, Texas 77056

----------------------------------------------------

Investment Subadviser
Smith Barney Mutual Funds Management, Inc.
388 Greenwich Street, New York, New York 10013

----------------------------------------------------

Distributor
PFS Distributors
3100 Breckinridge Blvd., Duluth, Georgia 30199-0001

----------------------------------------------------

Shareholder Service Agent
PFS Shareholder Services
3100 Breckinridge Blvd., Duluth, Georgia 30199-0062

----------------------------------------------------

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

----------------------------------------------------

Counsel
Sullivan & Worcester
1025 Connecticut Avenue N.W., Washington, D.C. 20036

----------------------------------------------------

Independent Auditors
Ernst & Young LLP
1221 McKinney Street, Suite 2400, Houston, Texas 77010

-------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distribution to prospective investors after 12/31/95, this annual report must be accompanied by a Common Sense Trust performance data update for the most recent calendar quarter.

-------------------------------------------------------------------------------

Shareholder inquiries should be directed in writing to the Shareholder Service Agent. PFS Shareholder Services, 3120 Breckinridge Blvd., Duluth, Georgia 30199-0001, or by calling (800) 544-5445.

-------------------------------------------------------------------------------

                                                               BULK RATE
                                                              U.S. POSTAGE
                                                                  PAID
                                                             Permit No. 3736
                                                               Houston, TX.

[COMMON SENSE SHAREHOLDER SERVICES LOGO]

Common Sense Shareholder Services
3120 Breckinridge Blvd.
Duluth, Georgia 30199-0001


                   If you have any questions, please contact
                  one of our Customer Service Representatives
                                 1-800-544-5445

PRINTED MATTER
Printed in U.S.A. ###-##-#### B